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                              LOOMIS SAYLES FUNDS
                                  EQUITY FUNDS

                                   //  //  //

                               SEMI-ANNUAL REPORT
                                 MARCH 31, 1999

                              //  CORE VALUE FUND
                                //  GROWTH FUND
                         //  INTERNATIONAL EQUITY FUND
                            //  MID-CAP GROWTH FUND
                             //  MID-CAP VALUE FUND
                           //  SMALL CAP GROWTH FUND
                            //  SMALL CAP VALUE FUND
                               //  WORLDWIDE FUND

                           A FAMILY OF NO-LOAD FUNDS

                                  L O O M I S

                      -----------------------------------------------------
                                  S A Y L E S

                      -----------------------------------------------------
                                   F U N D S

                      -----------------------------------------------------

               ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111
                                800 - 633 - 3330

TABLE OF CONTENTS
-----------------------------------------------------------------------

  Corporate Overview..............................    1
  Letter from the President, Loomis Sayles
    Funds.........................................    2
  Economic and Market Overview....................    3
  Institutional Class Total Return vs. Lipper
    Category and Lipper Category Index............    6
  Fund and Manager Reviews........................    8
  Portfolio of Investments........................   24
  Statements of Assets and Liabilities............   56
  Statements of Operations........................   58
  Statements of Changes in Net Assets.............   60
  Financial Highlights............................   68
  Notes to Financial Statements...................   84
  Additional Fund Information.....................   94
  Board of Trustees and Officers..................   97

CORPORATE OVERVIEW
-----------------------------------------------------------------------

LOOMIS SAYLES FUNDS
-------------------------------------------------------
Loomis Sayles Funds is a Boston-based family of 16 no-load mutual funds advised by Loomis, Sayles & Company, L.P. At Loomis Sayles Funds, we follow a simple strategy -- we pay close attention to what we hear from our clients and the marketplace, then work to deliver high-quality products and services that exceed expectations.

Our "listening harder" creed lets us design products and services that truly answer our clients' needs. We offer a broad range of no-load funds to complement your investment objectives and strategies. We believe we run one of the most responsive support organizations in the business, providing timely information and insightful solutions.

Beyond that, we're structured to take advantage of our institutional heritage. The research department at Loomis, Sayles & Company, L.P. provides our portfolio managers with the fundamental research they need to make sound investment decisions. Our portfolio managers not only manage mutual funds, they manage large institutional accounts that demand and appreciate the style consistency that follows from our disciplined investment approach.

FOR INFORMATION ABOUT:
    //  ESTABLISHING AN ACCOUNT
    //  ACCOUNT PROCEDURES AND STATUS
    //  EXCHANGES
    //  SHAREHOLDER SERVICES

PHONE 800-626-9390

FOR ALL OTHER INFORMATION ABOUT THE FUNDS:
PHONE 800-633-3330

To request any of the following, press or say the number

    /1/  Literature and Information

    /2/  Net Asset Values and Yields

    /3/  Speak to a Marketing Representative

    /4/  Advisory and Broker/Dealer Services

    /5/  Institutional and High Net Worth Operations, Trading and Client
         Services

As always, we are interested in your comments about the job we are doing and in answering any questions you may have. For more complete information about any of the Loomis Sayles Funds, including charges and expenses, please call Loomis Sayles Distributors, L.P. for a prospectus at 800-633-3330 Monday through Friday, 8:45 a.m. to 4:45 p.m. EST. Read it carefully before you invest or send money.

LETTER FROM THE PRESIDENT
-----------------------------------------------------------------------

DEAR SHAREHOLDERS,
-------------------------------------------------------
[PHOTO]
DANIEL J. FUSS
The bad news is that the last six months were relatively fruitless for most areas of fixed income. The good news is that the worst is behind us and things are looking brighter on the horizon. In fact, the Loomis Sayles Bond Fund has once again been rated a 5-star fund overall by Morningstar for the 5-year period ended March 31.

The degree of leverage in the bond market seems to be increasing once again. Dealers continue to be cautious and institutions that lend to hedge funds are still careful, but are slowly becoming more liberal than they were last fall. If this continues, market liquidity will further improve and spreads ought to narrow, allowing corporate yields to either fall faster or rise slower than treasury yields. Either scenario represents favorable price movements for corporate bonds.

Despite a floundering market, the Loomis Sayles Bond Fund performed very well in the past six months. Our motto has become "same bonds, new prices." The investments made in undervalued bonds earlier in 1998 bore fruit in the last six months. We had a strong fourth quarter as liquidity flowed back into the market, helping restore a modicum of rationality on valuation spreads. These two factors helped us produce positive performance relative to the rest of the market.

In the equity arena, growth stocks continue to be in favor over value. The technological revolution is almost solely responsible for the market's momentum. For the first quarter of 1999, only 172 stocks in the S&P 500 beat the capitalization-weighted index average. These stocks represent 34% of the equal-weighted index but 47% of the size-weighted index. On a size-weighted basis, Standard & Poor's classifies over 20% of the outperforming stocks as technology companies. Four of the seven largest contributors to the excess return of the market were Microsoft, America Online, EMC Corp. and Cisco Systems, all technology-related companies. Technology, with a return of nearly 12%, was the only industrial sector to exceed 8% for the first quarter.

There are some uncertainties for both the fixed income and equity markets. For instance, we cannot predict the outcome of the tragic situation in the Balkans, the effect of the Euro, the future of internet-related stocks or how soon or how much interest rates will fluctuate. Our best course of action is precaution. As a result of this uncertainty, we have attempted to position our funds to weather wider than normal market swings. The way in which we do this is to buy as much as we can that is not directly related to the markets -- without giving up potential performance. Looking forward, the funds are structured to take advantage of the above average spreads between U.S. Treasuries and everything else that exists in the current market.

It has been an exciting six months for Loomis Sayles Funds. Mutual fund assets were $2.3 billion at March 31. This represents a $170 million increase over the past six months. We attribute most of this growth to the Loomis Sayles Bond Fund on the fixed income side and Loomis Sayles Small and Mid-Cap Growth Funds on the equity side. With $2.3 billion in total net assets, we are proud of our accomplishments over the past six months and look forward to new challenges and achievements for the '99 fiscal year.

Sincerely,

/s/ Daniel J. Fuss

Daniel J. Fuss

President,
Loomis Sayles Funds

ECONOMIC AND MARKET OVERVIEW
-----------------------------------------------------------------------
-----------------------------------------------------------------------

LOOMIS SAYLES MARKET AND ECONOMIC OVERVIEW
SEMI-ANNUAL REPORT FOR THE PERIOD ENDING MARCH 31, 1999
-------------------------------------------------------

CAPITAL MARKETS REVIEW -- OCTOBER 1998 TO MARCH 1999
The stock market continued to defy conventional wisdom as it racked up its fourth consecutive year of returns in excess of 23% (as measured by the Standard & Poor's 500 Index). The 190% rise in this index over the last four calendar years is the second highest in history, trailing only the 200% return of 1933-1936. Blue-chip stocks continued to lead the way, especially in the technology, retail, and financial services industries.

The bond market was a bit more tumultuous, with the overall theme being that of a reversal of the trends that developed in the third quarter. The summer of 1998 was marked by fears of global economic collapse, and saw a "flight to quality" that benefited U.S. Treasury securities at the expense of bonds with any type of credit risk. For the six months ended March 31, 1999, Treasury bonds lost 1.51% while investment grade corporate bonds were only down 1.07%. However, both high-yield bonds (+3.98%) and mortgage-backed securities (+1.80%) saw gains (as measured by their respective Lehman Brothers indices).

U.S. AND GLOBAL ECONOMIC REVIEW
The worries of the summer saw a double-dip in the stock market, with the second low coming on October 8, nearly 20% below its July 17 high. An earlier cut in interest rates of 0.25% by the Fed did nothing to appease investors, who were expecting a larger cut. So on October 15th, for the first time in six and a half years, the Fed cut rates between meetings, and the market took off. The S&P 500 was up 4.2% on October 15th alone, and nearly all of that came in the last two hours of trading.

The latest country to give rise to currency concerns was Brazil, where devaluation of its currency was expected to become a worst-case reality, particularly in light of the failed IMF policies in Indonesia. But a relief and reform package put together by G-7 nations provided enough temporary relief there to see the country through the end of the year.

On the home front, the United States continued to see an unprecedented combination of low unemployment and low inflation. GDP growth remained strong, and the only "losers" in that scenario were ordinary bond investors, who got little return from their coupons, and had little economic basis to expect further interest rate cuts. In fact, despite no further Fed action, the yield on the 30-year treasury got as low as 4.7% in November. This level had never been seen since the Treasury Department began issuing 30-year bonds in 1973. If you extrapolate yield curves throughout history, the last time the U.S. saw comparably low interest rates was in 1963-64. A great contributor to the downward movement in rates was the fact that, for the first time since 1969, the federal government took in more money than it spent.

-----------------------------------------------------------------------

January didn't see much market news. The Denver Broncos won their second consecutive Super Bowl, which used to be a sure indication that the market was headed for a down year. Since 1967, the market has gone down in 4 of the 8 years in which an original AFC team won the Super Bowl, compared to only 2 negative years out of the other 24. However, the S&P 500 still rose 5% in the first quarter.

In February, the depressed oil industry got a boost when OPEC announced that they would cut production by 2.3 million barrels per day, or close to 3%, in order to provide some price support and ease a world oversupply. The price of crude oil, which had been trading near $11 per barrel, quickly rose to around $15. Energy stocks in the S&P 500 were up 14.7% in March alone.

The OPEC announcement renewed inflationary fears among investors, who were no doubt skittish about low interest rates anyway. And the uncertainty surrounding the military conflict in Kosovo certainly didn't help. The 30-year Treasury, which began the year at 5.09%, hit the 5.70% mark in early March, thereby making February one of the worst months in history for U.S. Treasury bonds. But the bad news for Treasuries was good news for corporate bonds, as continuing economic strength helped tighten spreads. Investors shook off the credit risk fears that had worked their way into the market last summer, and the effects of three interest rate cuts in 1998 were finally being felt in the form of increased liquidity in early 1999. Demand for investment grade debt increased, as evidenced by the success of the record $8 billion AT&T deal and several other over-subscribed new offerings.

Merger activity continued its torrid pace of the past few years, with the following pairings grabbing headlines over the past six months: America Online and Netscape; Exxon and Mobil; Travelers Group and Citibank; British Petroleum and Amoco; and BankBoston and Fleet Financial Group.

MARKET TECHNICALS
Since 1994, the U.S. stock market has been in a cycle in which returns have been driven by a small number of very large companies in a limited number of industry groups. In the first quarter of 1999, only 172 of the stocks in the S&P 500 outperformed the index as a whole, and in the past four years, only the largest 68 stocks in the index have received a positive contribution from their size alone. Compounding this situation is the fact that so many of these stocks are concentrated in the areas of financial services, technology, healthcare, consumer staples, and communications. And the triple-whammy is that these stocks are trading at valuation levels which tend to be very unappealing for price-sensitive investors.

-----------------------------------------------------------------------

This situation has created misery for active managers, who often look for hidden values in somewhat smaller companies that are not quite as widely known as the "nifty-fifty" type names. Additionally, with these high-performance industries representing such a large percentage of the overall market, managers often feel it imprudent to increase exposure above market levels. Many explanations have been offered for this phenomenon. Some recurring themes include:

- A CYCLICAL PATTERN, whereby high overall market returns lessen the need for investors to absorb the perceived extra risk of smaller companies. A comparable period was 1946-1957, when large stocks averaged 14.6% per year, compared to 10.1% for small stocks.

- INCREASED TRADING ACTIVITY AMONG INDIVIDUAL INVESTORS, who tend to gravitate toward more recognizable names and are more inclined to seek "hot stories" than cheap valuations. In this sense, recent years compare to the pronounced boom in large stocks that took place in 1969-1972.

- A FLOOD OF FOREIGN CAPITAL OUT OF WEAK ASIAN MARKETS AND INTO THE UNITED STATES MARKETS. Foreign investors tend to emphasize liquidity and have demonstrated a preference for simply participating in the U.S. stock market by holding stocks in large recognizable companies.

- NASDAQ REFORMS, which reduced the number of market makers for smaller companies, making trading in these stocks more difficult and sometimes unprofitable.

- GREATER DIVERSIFICATION AMONG LARGER COMPANIES, which reduces the opportunities for small companies to find a specialized niche in which to grow.

Regardless of what theory one might choose to believe, market conditions have been difficult for active managers lately. Even with perfect clairvoyance in 1994, prudent managers would have had to make a decision between constructing portfolios that would outperform and constructing portfolios that were adequately diversified. And since adequate diversification can be predicted with much more accuracy than can future returns, they took the sensible road that lately has not been rewarded.

Credit markets returned to a greater state of normalcy, as first quarter returns in the corporate bond market showed an inverse relationship with credit strength; in other words, lower-rated bonds provided higher returns. While this relationship is both normal and logical, the fact that is often overlooked is that a well-diversified portfolio of medium-grade bonds can actually outperform a higher-grade portfolio over time with less volatility. In fact, since 1982, corporate bonds rated BBB have provided 8% more (annualized) return than bonds rated AAA, with 7% less volatility.

Mortgage bonds, which tend to do best in periods of stable or slightly rising interest rates, also had a good six months after lagging corporate bonds for most of this decade. After the rapid fall in interest rates over the last two years and the subsequent wave of mortgage refinancing, most of the risk of prepayments has been flushed out of the market.

INSTITUTIONAL CLASS
-----------------------------------------------------------------------

TOTAL RETURN(1) VS. LIPPER CATEGORY AND
LIPPER CATEGORY INDEX(2)
-------------------------------------------------------

                            CORE              INTERNATIONAL
                            VALUE    GROWTH      EQUITY
-----------------------------------------------------------
SIX MONTHS
  LOOMIS SAYLES             16.12    31.85        11.29
  Lipper Category Average   20.06    28.16        18.22
  Lipper Category Index     18.72    28.99        16.98
ONE YEAR
  LOOMIS SAYLES             0.75     14.29        -8.83
  Lipper Category Average   5.47     13.56        0.02
  Rank                     541/808  512/1022     509/558
  Percentile                 67        51          92
  Lipper Category Index     4.12     17.52        -0.64
THREE YEARS
  LOOMIS SAYLES             18.28    20.70        5.82
  Lipper Category Average   19.49    21.73        8.94
  Rank                     302/499  377/619      256/332
  Percentile                 61        61          78
  Lipper Category Index     18.86    23.89        10.28
FIVE YEARS
  LOOMIS SAYLES             18.75    18.96        5.75
  Lipper Category Average   19.53    20.36        7.94
  Rank                     201/321  268/384      124/165
  Percentile                 63        70          76
  Lipper Category Index     19.10    21.75        9.10
MODIFIED INCEPTION(3)
  LOOMIS SAYLES             15.15    15.24        7.83
  Lipper Category Average   15.51    16.29        9.39
  Rank                     115/186  143/213       41/59
  Percentile                 62        68          70
  Lipper Category Index     15.64    17.23        9.83
ACTUAL INCEPTION(4)
  LOOMIS SAYLES             15.81    16.07        7.76

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
(1) Total return assumes reinvestment of dividends and capital gains distributions. Total return shown for periods of one year or less represents cumulative total return. Total return for periods greater than one year represents average annual total return. Total return shown reflects, if any, the effect of fee waivers and/or expense reimbursements. Absent such fee waivers and/or expense reimbursements, total return would have been lower.
(2) Lipper Category total return represents the average total return for all funds in each Fund's corresponding investment category as determined by Lipper Analytical Services, Inc. The Lipper Category Index total return represents the average total return for 30 funds, or 10 funds for the Global Flex Portfolio Index, in each Fund's corresponding investment category as determined by Lipper Analytical Services, Inc. Rankings are based on the total return of each Fund for the period relative to the total return of all funds in that Fund's corresponding investment category.*
*Source: Lipper Analytical Services.

-------------------------------------------------------

                            MID-CAP      MID-CAP     SMALL CAP   SMALL CAP
                             GROWTH       VALUE       GROWTH       VALUE     WORLDWIDE
--------------------------------------------------------------------------------------
SIX MONTHS
  LOOMIS SAYLES              54.77         8.86        41.91       4.66        18.50
  Lipper Category Average    23.42        23.42        12.51       12.51       13.41
  Lipper Category Index      24.71        24.71        12.90       12.90       14.75
ONE YEAR
  LOOMIS SAYLES              33.77        -14.26       9.93       -19.85       -4.26
  Lipper Category Average     0.24         0.24       -15.48      -15.48       2.93
  Rank                       14/354      289/354      38/664      344/664      82/88
  Percentile                   4            82           6          52          94
  Lipper Category Index       1.91         1.91       -14.68      -14.68       2.61
THREE YEARS
  LOOMIS SAYLES               N/A          N/A          N/A        10.21        N/A
  Lipper Category Average                                          8.03
  Rank                                                            120/383
  Percentile                                                        32
  Lipper Category Index                                            5.56
FIVE YEARS
  LOOMIS SAYLES               N/A          N/A          N/A        12.99        N/A
  Lipper Category Average                                          12.11
  Rank                                                            89/230
  Percentile                                                        39
  Lipper Category Index                                            11.05
MODIFIED INCEPTION(3)
  LOOMIS SAYLES              27.84         8.59        18.77       15.75       6.15
  Lipper Category Average    13.93        13.93        5.67        13.37       10.70
  Rank                       12/262      199/262      30/470       16/90       62/68
  Percentile                   5            76           7          18          92
  Lipper Category Index      14.22        14.22        3.76        12.10       11.07
ACTUAL INCEPTION(4)
  LOOMIS SAYLES              27.84         8.59        18.77       15.96       6.29

(3) Modified inception reflects the nearest Lipper reporting period following actual inception. Lipper performance is reported as of month end.
(4)  Actual Inception Dates:
    Core Value Fund .............................................   May 13, 1991
    Growth Fund .................................................   May 16, 1991
    International Equity Fund ...................................   May 10, 1991
    Mid-Cap Growth Fund ....................................   December 31, 1996
    Mid-Cap Value Fund .....................................   December 31, 1996
    Small Cap Growth Fund ..................................   December 31, 1996
    Small Cap Value Fund ........................................   May 13, 1991
    Worldwide Fund ...............................................   May 1, 1996

FUND AND MANAGER REVIEW
-----------------------------------------------------------------------

LOOMIS SAYLES CORE VALUE FUND
-------------------------------------------------------
[PHOTO]  JAMES L. CARROLL
[PHOTO]  ISAAC H. GREEN
[PHOTO]  JEFFREY W. WARDLOW

                                                     KEY FUND FACTS

                                                     OBJECTIVE: Long-term growth
                                                     of capital and income

                                                     STRATEGY: Invests in stocks
                                                     considered to be
                                                     undervalued in relation to
                                                     the issuer's earnings,
                                                     dividends, assets and
                                                     growth prospects
FUND INCEPTION DATE: 5/13/91
COMMENCEMENT OF OPERATIONS OF CLASS: Institutional - 5/13/91, Retail - 1/2/97 EXPENSE RATIO: Institutional - 0.77%, Retail - 1.10%
TOTAL NET ASSETS (ALL CLASSES): $75.2 MM

PERFORMANCE
From October 1, 1998 through March 31, 1999, the Institutional Class and the Retail Class of the Core Value Fund produced a total return of 16.12% and 15.93%, respectively, which was eclipsed by the 27.34% return of the Standard & Poor's 500 Index and 20.06% for the average fund in the Lipper Growth & Income category. The Fund's value bias was detrimental in comparison to the more style-neutral indices, particularly in its higher exposure -- higher than the overall market, but less than major value-oriented indices -- to interest rate-sensitive industries.

PORTFOLIO REVIEW
For the six month period ending March 31, growth-oriented fund managers outperformed value-oriented fund managers in a trend which has been in place since 1994. Large cap stocks also continued to outpace smaller capitalization issues by a wide margin.

In February, an agreement by oil-producing nations to cut overall world production by 3% pushed up oil prices and boosted the prices for energy stocks. The Fund benefited from this as our major holdings included Cooper Cameron, BJ Services and USX Marathon Group. The rise in oil prices also resulted in a spike in interest rates, which hurt interest rate sensitive stocks such as utilities, financials and high-dividend payers. Overall, the Fund had slightly less interest rate exposure than the major value indices, primarily because of our smaller position in the financial services sector.

Our high healthcare exposure dampened returns somewhat for the period. An example of what went wrong can be found in Tenet Healthcare, which suffered an earnings decline following a balanced budget amendment that changed Medicare reimbursement policies.

Our relatively light weighting in technology also hurt performance, as the tremendous run-up over the past two years has made it difficult to identify attractively valued stocks. The Fund's holdings lean toward manufacturers, which have not enjoyed the same returns as internet-related issues.

PORTFOLIO POSITIONING
We continue to invest in companies with strong earnings selling at attractive valuations. At this writing in mid-April, we have had several days of significant outperformance by value stocks. Hopefully, this is the beginning of a trend where investors, once again, will favor value.

/s/ James L. Carroll
James L. Carroll

/s/ Isaac H. Green
Isaac H. Green

/s/ Jeffrey W. Wardlow
Jeffrey W. Wardlow

-----------------------------------------------------------------------

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED MARCH 31, 1999

                                                                       SINCE
                           6 MONTHS   1 YEAR    3 YEARS   5 YEARS   INCEPTION(a)
--------------------------------------------------------------------------------
  Loomis Sayles Core
    Value Fund
    (Institutional)         16.12      0.75      18.28     18.75       15.81
  Loomis Sayles Core
    Value Fund (Retail)     15.93      0.39       NA        NA         17.03
  Lipper Growth and
    Income Fund Index(b)    18.72      4.12      18.86     19.10       15.64
  S&P 500 Index(c)          27.34      18.46     28.08     26.25       19.30

CUMULATIVE PERFORMANCE - MAY 31, 1991 TO MARCH 31, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 LIPPER GROWTH
                AND INCOME FUND         LOOMIS SAYLES CORE
                     INDEX                 VALUE FUND(d)          S&P 500 INDEX
5/31/91                  $10,000.00                 $10,000.00          $10,000.00
6/30/91                   $9,539.46                  $9,431.28           $9,541.87
7/31/91                   $9,945.93                  $9,744.08           $9,986.61
8/31/91                  $10,177.45                  $9,981.05          $10,223.21
9/30/91                  $10,101.99                  $9,715.65          $10,052.13
10/31/91                 $10,259.83                  $9,753.56          $10,187.27
11/30/91                  $9,817.75                  $9,118.49           $9,776.80
12/31/91                 $10,703.30                 $10,156.87          $10,894.92
1/31/92                  $10,691.44                 $10,484.51          $10,691.89
2/29/92                  $10,891.00                 $10,706.15          $10,830.36
3/31/92                  $10,691.98                 $10,455.60          $10,619.72
4/30/92                  $10,888.46                 $10,696.51          $10,931.53
5/31/92                  $11,001.90                 $10,715.78          $10,985.11
6/30/92                  $10,818.84                 $10,484.50          $10,821.68
7/31/92                  $11,171.91                 $10,908.51          $11,263.77
8/31/92                  $10,975.87                 $10,590.51          $11,033.25
9/30/92                  $11,124.61                 $10,667.60          $11,162.89
10/31/92                 $11,173.55                 $10,763.96          $11,201.46
11/30/92                 $11,552.25                 $11,361.42          $11,582.87
12/31/92                 $11,734.16                 $11,588.71          $11,725.03
1/31/93                  $11,916.29                 $11,850.03          $11,823.05
2/28/93                  $12,093.25                 $11,960.59          $11,984.20
3/31/93                  $12,428.80                 $12,181.71          $12,237.05
4/30/93                  $12,275.06                 $11,860.08          $11,941.27
5/31/93                  $12,510.10                 $12,121.40          $12,260.70
6/30/93                  $12,588.42                 $12,111.35          $12,296.61
7/31/93                  $12,656.13                 $12,020.89          $12,247.14
8/31/93                  $13,131.87                 $12,503.33          $12,711.84
9/30/93                  $13,147.92                 $12,432.97          $12,614.34
10/31/93                 $13,351.76                 $12,704.34          $12,875.28
11/30/93                 $13,137.49                 $12,523.42          $12,752.56
12/31/93                 $13,449.77                 $12,965.33          $12,906.75
1/31/94                  $13,911.20                 $13,463.60          $13,345.54
2/28/94                  $13,558.17                 $13,328.65          $12,983.31
3/31/94                  $13,014.37                 $12,778.48          $12,417.28
4/30/94                  $13,190.66                 $13,037.99          $12,576.52
5/31/94                  $13,347.69                 $13,183.32          $12,782.91
6/30/94                  $13,082.07                 $12,778.48          $12,469.57
7/31/94                  $13,440.18                 $13,224.84          $12,879.04
8/31/94                  $13,950.91                 $13,806.15          $13,407.07
9/30/94                  $13,622.53                 $13,328.64          $13,079.22
10/31/94                 $13,773.95                 $13,307.88          $13,373.05
11/30/94                 $13,264.43                 $12,685.05          $12,886.03
12/31/94                 $13,394.05                 $12,851.14          $13,077.17
1/31/95                  $13,603.81                 $13,123.41          $13,416.30
2/28/95                  $14,112.98                 $13,842.20          $13,939.15
3/31/95                  $14,444.57                 $14,212.49          $14,350.46
4/30/95                  $14,842.84                 $14,746.14          $14,773.03
5/31/95                  $15,341.04                 $15,377.81          $15,363.47
6/30/95                  $15,630.32                 $15,486.72          $15,720.32
7/31/95                  $16,155.04                 $16,085.71          $16,241.65
8/31/95                  $16,309.35                 $16,172.84          $16,282.49
9/30/95                  $16,795.03                 $16,684.71          $16,969.65
10/31/95                 $16,567.08                 $16,270.86          $16,908.99
11/30/95                 $17,278.84                 $17,011.43          $17,651.26
12/31/95                 $17,564.83                 $17,378.08          $17,991.25
1/31/96                  $18,086.83                 $17,890.95          $18,603.32
2/29/96                  $18,339.83                 $18,046.00          $18,776.39
3/31/96                  $18,573.55                 $18,236.84          $18,956.82
4/30/96                  $18,857.72                 $18,236.84          $19,236.31
5/31/96                  $19,133.00                 $18,582.73          $19,732.99
6/30/96                  $19,051.45                 $18,618.51          $19,807.68
7/31/96                  $18,275.14                 $17,938.65          $18,932.57
8/31/96                  $18,825.42                 $18,368.03          $19,331.93
9/30/96                  $19,665.50                 $19,283.36          $20,420.62
10/31/96                 $20,111.09                 $19,809.49          $20,983.23
11/30/96                 $21,406.19                 $21,192.12          $22,569.28
12/31/96                 $21,196.32                 $21,055.88          $22,122.08
1/31/97                  $22,141.34                 $22,162.66          $23,504.16
2/28/97                  $22,329.81                 $22,311.13          $23,688.37
3/31/97                  $21,552.86                 $21,555.28          $22,715.05
4/30/97                  $22,348.93                 $22,311.13          $24,071.10
5/31/97                  $23,649.54                 $23,660.87          $25,536.64
6/30/97                  $24,576.51                 $24,821.64          $26,682.54
7/31/97                  $26,340.16                 $26,988.55          $28,804.25
8/31/97                  $25,352.33                 $26,136.14          $27,190.32
9/30/97                  $26,633.63                 $27,469.76          $28,679.12
10/31/97                 $25,748.78                 $26,452.36          $27,721.31
11/30/97                 $26,467.62                 $27,236.03          $29,004.61
12/31/97                 $26,893.06                 $27,206.35          $29,502.73
1/31/98                  $26,943.57                 $27,268.04          $29,829.06
2/28/98                  $28,633.71                 $29,072.54          $31,980.48
3/31/98                  $29,959.13                 $29,951.66          $33,618.46
4/30/98                  $30,120.38                 $30,198.43          $33,956.38
5/31/98                  $29,659.47                 $29,674.04          $33,372.74
6/30/98                  $30,016.70                 $29,643.19          $34,728.61
7/31/98                  $29,281.47                 $28,301.38          $34,358.50
8/31/98                  $25,145.96                 $24,322.22          $29,398.71
9/30/98                  $26,274.13                 $25,987.91          $31,273.85
10/31/98                 $28,182.62                 $28,193.41          $33,818.33
11/30/98                 $29,540.61                 $29,165.06          $35,869.49
12/31/98                 $30,545.16                 $30,073.54          $37,934.19
1/31/99                  $30,833.00                 $30,004.09          $39,520.45
2/28/99                  $30,151.26                 $29,118.55          $38,292.20
3/31/99                  $31,192.27                 $30,177.72          $39,825.46

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
 (a):Inception date of the Institutional Class of shares is May 13, 1991. Since Lipper and S&P 500 Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1991. Inception date of the Retail Class of shares is December 31, 1996.
 (b):Source: Lipper Analytical Services.
 (c):S&P 500 Index is a capitalization-weighted, total return index comprised of 500 widely held common stocks, representing industrial, utility, transportation, and financial companies traded on the New York Stock Exchange, the American Stock Exchange and in the Over-the-Counter market. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.
(d):Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

FUND AND MANAGER REVIEW
-----------------------------------------------------------------------

LOOMIS SAYLES GROWTH FUND
-------------------------------------------------------

KEY FUND FACTS

OBJECTIVE: Long-term growth of capital

STRATEGY: Invests in companies with relatively small market capitalization, as well as larger companies, which are selected on the basis of their growth potential.

FUND INCEPTION DATE: 5/16/91

COMMENCEMENT OF OPERATIONS OF CLASS:
Institutional - 5/16/91, Retail - 1/2/97

EXPENSE RATIO: Institutional - 0.85%, Retail - 1.10%

TOTAL NET ASSETS (ALL CLASSES): $28.9 MM

PERFORMANCE
The Institutional Class of the Loomis Sayles Growth Fund produced a total return of 31.85% for the six-month period October 1, 1998 through March 31, 1999, exceeding the 27.34% return of the Standard & Poor's 500 Index. The Retail Class also outperformed the Index posting a return of 31.62% for the same period. Results ranked favorably within a broader universe of mutual funds, as measured by Lipper, where the Growth, Mid-Cap and Small-Cap category average returns were 28.16%, 23.42%, and 12.51%, respectively. High exposure in the energy sector contributed heavily to this outperformance, as did high momentum technology stocks such as America Online, EMC Corp. and Ciena.

PORTFOLIO REVIEW
The market continued to reward strong stock selection over economic sector selection, during the first three months of 1999. Our stock picks in sectors such as communications services (AT&T, MCI WorldCom), consumer cyclicals (Wal-Mart, Omnicom), financials (American International Group, Providian), technology (America Online, EMC, Sun Microsystems, Cisco Systems), and energy (Anadarko Petroleum, Schlumberger) boosted the Fund's performance. Strong stock selection in the consumer staples, healthcare, and industrial-oriented areas also allowed us to avoid the significant underperformance that these sectors experienced.

While the media hype surrounding the 10,000 level on the Dow Jones Industrial Average gives the perception of a speculative bubble, we believe a strong economy, low inflation, and good earnings fundamentals offer genuine support to the market. This positive outlook in a volatile market allowed us to enhance returns by taking advantage of numerous opportunities to buy growth stocks "on weakness."

PORTFOLIO POSITIONING
We believe U.S. economic growth will remain solid with some slowing from its strong pace during the first quarter. Low inflation has seemingly become an important stimulant to real growth. Asia, Latin America, and even Europe, are focused more on pro-growth policies than at any other time in the last several years.

In this environment, we believe the technology, internet and internet-related stocks, communications, and capital markets leaders offer the best potential for superior performance over the next 12 months. While the Fund's healthcare exposure has historically been significantly overweighted, we have underweighted the sector as many companies may be exhibiting slowing earnings growth from unsustainably high levels.

/s/ Mark B. Baribeau
Mark B. Baribeau

/s/ Robert S. Takazawa, Jr.
Robert S. Takazawa, Jr.

-----------------------------------------------------------------------

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED MARCH 31, 1999

                                                                       SINCE
                           6 MONTHS   1 YEAR    3 YEARS   5 YEARS   INCEPTION(a)
--------------------------------------------------------------------------------
  Loomis Sayles Growth
    Fund (Institutional)    31.85      14.29     20.70     18.96       16.07
  Loomis Sayles Growth
    Fund (Retail)           31.62      14.10      NA        NA         19.95
  Lipper Growth Fund
    Index(b)                28.99      17.52     23.89     21.75       17.23
  S&P 500 Index(c)          27.34      18.46     28.08     26.25       19.30

CUMULATIVE PERFORMANCE - MAY 31, 1991 TO MARCH 31, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               LIPPER GROWTH         LOOMIS SAYLES
                FUND INDEX          GROWTH FUND(d)        S&P 500 INDEX
5/31/91              $10,000.00             $10,000.00          $10,000.00
6/30/91               $9,411.59              $9,287.05           $9,541.87
7/31/91               $9,993.41             $10,140.71           $9,986.61
8/31/91              $10,280.54             $10,581.61          $10,223.21
9/30/91              $10,203.46             $10,750.47          $10,052.13
10/31/91             $10,371.97             $11,116.32          $10,187.27
11/30/91              $9,935.96             $10,422.14           $9,776.80
12/31/91             $11,104.13             $11,692.58          $10,894.92
1/31/92              $11,087.05             $11,497.87          $10,691.89
2/29/92              $11,284.30             $11,614.70          $10,830.36
3/31/92              $10,928.94             $10,787.16          $10,619.72
4/30/92              $10,912.95             $10,261.43          $10,931.53
5/31/92              $11,029.52             $10,660.59          $10,985.11
6/30/92              $10,713.77             $10,290.63          $10,821.68
7/31/92              $11,066.53             $10,689.79          $11,263.77
8/31/92              $10,818.76             $10,485.34          $11,033.25
9/30/92              $10,986.27             $10,641.11          $11,162.89
10/31/92             $11,181.47             $11,215.52          $11,201.46
11/30/92             $11,758.34             $11,819.13          $11,582.87
12/31/92             $11,951.73             $12,130.67          $11,725.03
1/31/93              $12,122.63             $12,266.97          $11,823.05
2/28/93              $11,963.77             $12,130.67          $11,984.20
3/31/93              $12,306.71             $12,451.95          $12,237.05
4/30/93              $11,973.80             $12,072.26          $11,941.27
5/31/93              $12,449.25             $12,705.08          $12,260.70
6/30/93              $12,488.15             $12,782.97          $12,296.61
7/31/93              $12,472.96             $12,773.23          $12,247.14
8/31/93              $13,003.80             $13,337.90          $12,711.84
9/30/93              $13,087.59             $13,493.67          $12,614.34
10/31/93             $13,304.02             $13,522.88          $12,875.28
11/30/93             $13,033.92             $12,977.68          $12,752.56
12/31/93             $13,383.24             $13,259.57          $12,906.75
1/31/94              $13,846.69             $13,738.22          $13,345.54
2/28/94              $13,618.97             $13,239.20          $12,983.31
3/31/94              $12,982.90             $12,740.18          $12,417.28
4/30/94              $13,086.79             $12,852.20          $12,576.52
5/31/94              $13,149.81             $12,882.75          $12,782.91
6/30/94              $12,699.07             $12,251.34          $12,469.57
7/31/94              $13,058.92             $12,668.88          $12,879.04
8/31/94              $13,615.48             $13,096.61          $13,407.07
9/30/94              $13,322.14             $12,770.72          $13,079.22
10/31/94             $13,575.96             $13,269.74          $13,373.05
11/30/94             $13,059.14             $12,658.70          $12,886.03
12/31/94             $13,172.92             $12,775.78          $13,077.17
1/31/95              $13,221.06             $12,929.09          $13,416.30
2/28/95              $13,709.77             $13,276.59          $13,939.15
3/31/95              $14,125.18             $13,634.31          $14,350.46
4/30/95              $14,525.10             $13,808.06          $14,773.03
5/31/95              $14,964.55             $14,247.55          $15,363.47
6/30/95              $15,636.96             $15,177.63          $15,720.32
7/31/95              $16,392.83             $15,893.07          $16,241.65
8/31/95              $16,565.62             $16,261.01          $16,282.49
9/30/95              $17,057.60             $16,669.83          $16,969.65
10/31/95             $16,831.02             $16,526.74          $16,908.99
11/30/95             $17,400.71             $16,904.90          $17,651.26
12/31/95             $17,474.31             $16,724.74          $17,991.25
1/31/96              $17,896.60             $16,702.83          $18,603.32
2/29/96              $18,177.52             $17,239.51          $18,776.39
3/31/96              $18,261.48             $17,261.42          $18,956.82
4/30/96              $18,719.20             $18,258.11          $19,236.31
5/31/96              $19,051.21             $18,729.08          $19,732.99
6/30/96              $18,865.39             $18,761.94          $19,807.68
7/31/96              $17,845.21             $17,064.27          $18,932.57
8/31/96              $18,383.93             $17,787.15          $19,331.93
9/30/96              $19,411.32             $19,002.07          $20,420.62
10/31/96             $19,690.73             $19,776.73          $20,983.23
11/30/96             $20,934.91             $20,608.36          $22,569.28
12/31/96             $20,537.85             $20,046.91          $22,122.08
1/31/97              $21,608.51             $21,821.90          $23,504.16
2/28/97              $21,442.43             $20,613.72          $23,688.37
3/31/97              $20,460.95             $19,390.62          $22,715.05
4/30/97              $21,361.09             $19,226.55          $24,071.10
5/31/97              $22,839.06             $21,120.86          $25,536.64
6/30/97              $23,692.96             $21,806.99          $26,682.54
7/31/97              $25,656.87             $24,014.55          $28,804.25
8/31/97              $24,708.91             $23,474.38          $27,190.32
9/30/97              $26,121.33             $25,557.90          $28,679.12
10/31/97             $25,277.78             $25,295.53          $27,721.31
11/30/97             $25,858.56             $24,523.85          $29,004.61
12/31/97             $26,295.37             $24,959.98          $29,502.73
1/31/98              $26,472.44             $23,932.33          $29,829.06
2/28/98              $28,338.44             $25,671.43          $31,980.48
3/31/98              $29,550.47             $26,560.74          $33,618.46
4/30/98              $29,866.85             $27,331.48          $33,956.38
5/31/98              $29,130.94             $26,224.78          $33,372.74
6/30/98              $30,389.82             $27,410.53          $34,728.61
7/31/98              $30,067.26             $25,928.35          $34,358.50
8/31/98              $25,239.71             $20,730.82          $29,398.71
9/30/98              $26,922.09             $23,023.27          $31,273.85
10/31/98             $28,785.98             $24,604.27          $33,818.33
11/30/98             $30,501.02             $24,762.37          $35,869.49
12/31/98             $33,050.64             $28,170.89          $37,934.19
1/31/99              $34,460.60             $29,034.37          $39,520.45
2/28/99              $33,284.12             $27,847.09          $38,292.20
3/31/99              $34,727.58             $30,356.57          $39,825.46

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
 (a):Inception date of the Institutional Class of shares is May 16, 1991. Since Lipper and S&P 500 Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1991. Inception date of the Retail Class of shares is December 31, 1996.
 (b):Source: Lipper Analytical Services.
 (c):S&P 500 Index is a capitalization-weighted, total return index comprised of 500 widely held common stocks, representing industrial, utility, transportation, and financial companies traded on the New York Stock Exchange, the American Stock Exchange and in the Over-the-Counter market. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.
(d):Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

FUND AND MANAGER REVIEW
-----------------------------------------------------------------------

LOOMIS SAYLES INTERNATIONAL EQUITY FUND
-------------------------------------------------------
[PHOTO]  PAUL H. DREXLER

                KEY FUND FACTS

                OBJECTIVE: High total investment return

                STRATEGY: Invests primarily in stocks of companies organized or head-quartered outside of the United States

                FUND INCEPTION DATE: 5/10/91

                COMMENCEMENT OF OPERATIONS OF CLASS: Institutional - 5/10/91, Retail - 1/2/97

                EXPENSE RATIO: Institutional - 1.00%, Retail - 1.25%

                TOTAL NET ASSETS (ALL CLASSES): $70.9 MM

PERFORMANCE
From October 1, 1998 through March 31, 1999, the Institutional Class and the Retail Class of the Loomis Sayles International Equity Fund returned 11.29% and 11.05%, respectively, versus the 22.34% return of the Morgan Stanley Capital International EAFE Index, a broad market index representing 21 international markets in Europe, Australia, and the Far East. The Fund's underperformance was due primarily to its positions in the Pacific Basin, which suffered significant declines.

PORTFOLIO REVIEW
The past six months proved to be a difficult period for value investors in overseas markets. The Loomis Sayles International Equity Fund was no exception, as its strategy focuses on identifying value opportunities outside of the United States. As in the U.S., most international managers underperformed their benchmarks as a relatively small number of large cap growth stocks drove up the indices.

The portfolio was primarily invested in Europe during the period, with some exposure to Canada, Japan, and other Pacific Basin markets. The portfolio's strongest holdings (in U.S. dollar terms) were in Japan, up 33%, Canada, up 32%, and Australia, up 26%. The portfolio's holding of Air New Zealand more than doubled in value, while the portfolio had negative returns in Denmark and Germany.

PORTFOLIO POSITIONING
Our recent visit with companies in Japan convinced us that serious corporate restructuring is finally beginning. As a result, we raised the Fund's exposure in Japan from approximately 10% to 20% prior to its sharp rally in March. We have also been increasing the Fund's holdings in the U.K. and have continued to maintain the Fund's largest weighting in Continental Europe.

We believe that a diversified value strategy is the best way to take advantage of the many investment opportunities now available in foreign stock markets. In April, we began to see signs that the markets are beginning to broaden out and recognize values in a wider variety of sectors. The Fund's diversification across both countries and industries makes it well positioned to benefit from this trend.

/s/ Paul H. Drexler
Paul H. Drexler

-----------------------------------------------------------------------

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED MARCH 31, 1999

                                                                       SINCE
                           6 MONTHS   1 YEAR    3 YEARS   5 YEARS   INCEPTION(a)
--------------------------------------------------------------------------------
  Loomis Sayles
    International Equity
    Fund (Institutional)    11.29      -8.83     5.82      5.75         7.76
  Loomis Sayles
    International Equity
    Fund (Retail)           11.05      -9.15      NA        NA          1.76
  Lipper International
    Equity Fund Index(b)    16.98      -0.64     10.28     9.10         9.83
  MSCI-EAFE Index(c)        22.34      6.06      8.47      8.75         8.35

CUMULATIVE PERFORMANCE - MAY 31, 1991 TO MARCH 31, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             LIPPER INTERNATIONAL           LOOMIS SAYLES
                  EQUITY FUND           INTERNATIONAL EQUITY
                     INDEX                     FUND(d)             MSCI EAFE INDEX
5/31/91                   $10,000.00                 $10,000.00           $10,000.00
6/30/91                    $9,479.44                  $9,460.00            $9,265.25
7/31/91                    $9,898.18                  $9,960.00            $9,720.37
8/31/91                    $9,806.60                  $9,980.00            $9,522.74
9/30/91                   $10,088.87                 $10,360.00           $10,059.57
10/31/91                  $10,130.44                 $10,280.00           $10,201.99
11/30/91                   $9,768.04                  $9,980.00            $9,725.69
12/31/91                  $10,226.24                 $10,366.41           $10,228.11
1/31/92                   $10,337.10                 $10,649.04           $10,009.84
2/29/92                   $10,353.37                 $10,992.23            $9,651.56
3/31/92                   $10,018.08                 $10,830.73            $9,014.35
4/30/92                   $10,281.67                 $10,961.95            $9,056.75
5/31/92                   $10,797.11                 $11,416.17            $9,662.95
6/30/92                   $10,468.75                 $11,214.29            $9,204.93
7/31/92                   $10,078.33                 $10,965.90            $8,969.35
8/31/92                   $10,126.23                 $10,773.87            $9,531.92
9/30/92                    $9,911.14                 $10,531.31            $9,343.69
10/31/92                   $9,617.42                  $9,712.66            $8,853.57
11/30/92                   $9,668.63                  $9,712.66            $8,936.88
12/31/92                   $9,788.23                  $9,838.90            $8,983.10
1/31/93                    $9,824.38                 $10,094.06            $8,982.00
2/28/93                   $10,044.59                 $10,359.42            $9,253.32
3/31/93                   $10,627.21                 $10,767.67           $10,059.89
4/30/93                   $11,177.90                 $11,073.86           $11,014.60
5/31/93                   $11,436.07                 $11,420.87           $11,247.23
6/30/93                   $11,211.04                 $10,992.20           $11,071.75
7/31/93                   $11,565.91                 $11,175.91           $11,459.31
8/31/93                   $12,331.99                 $12,237.37           $12,077.92
9/30/93                   $12,285.90                 $12,135.31           $11,806.05
10/31/93                  $12,893.22                 $12,931.40           $12,169.88
11/30/93                  $12,382.00                 $12,676.24           $11,106.10
12/31/93                  $13,623.45                 $13,630.89           $11,908.04
1/31/94                   $14,472.07                 $14,539.62           $12,914.81
2/28/94                   $14,123.52                 $14,169.79           $12,879.04
3/31/94                   $13,477.34                 $13,641.46           $12,324.32
4/30/94                   $13,834.02                 $13,778.83           $12,847.23
5/31/94                   $13,813.23                 $13,567.50           $12,773.47
6/30/94                   $13,595.43                 $13,419.57           $12,953.99
7/31/94                   $14,014.47                 $13,789.40           $13,078.57
8/31/94                   $14,498.88                 $13,852.80           $13,388.21
9/30/94                   $14,124.73                 $13,641.47           $12,966.54
10/31/94                  $14,376.88                 $13,683.74           $13,398.32
11/30/94                  $13,706.00                 $13,282.21           $12,754.39
12/31/94                  $13,523.14                 $13,391.05           $12,834.25
1/31/95                   $12,852.25                 $13,137.30           $12,341.22
2/28/95                   $12,848.94                 $13,506.39           $12,305.80
3/31/95                   $13,186.94                 $13,679.40           $13,073.33
4/30/95                   $13,671.65                 $14,336.84           $13,565.00
5/31/95                   $13,806.31                 $14,798.20           $13,403.30
6/30/95                   $13,858.73                 $14,763.60           $13,168.25
7/31/95                   $14,620.59                 $15,155.76           $13,988.05
8/31/95                   $14,373.56                 $14,486.78           $13,454.46
9/30/95                   $14,613.96                 $14,775.13           $13,717.23
10/31/95                  $14,309.70                 $14,475.24           $13,348.51
11/30/95                  $14,459.12                 $14,348.37           $13,719.92
12/31/95                  $14,878.46                 $14,559.65           $14,272.70
1/31/96                   $15,230.02                 $15,047.05           $14,331.29
2/29/96                   $15,295.39                 $15,197.02           $14,379.74
3/31/96                   $15,534.34                 $15,222.02           $14,685.11
4/30/96                   $16,040.43                 $15,646.94           $15,112.05
5/31/96                   $16,022.46                 $15,584.45           $14,833.96
6/30/96                   $16,168.44                 $15,721.92           $14,917.45
7/31/96                   $15,623.09                 $15,346.99           $14,481.45
8/31/96                   $15,826.84                 $15,634.43           $14,513.18
9/30/96                   $16,180.66                 $15,930.78           $14,898.73
10/31/96                  $16,116.40                 $16,193.38           $14,746.27
11/30/96                  $16,874.50                 $16,893.63           $15,333.00
12/31/96                  $17,025.16                 $17,224.59           $15,135.76
1/31/97                   $17,047.12                 $17,329.30           $14,606.04
2/28/97                   $17,354.85                 $17,211.50           $14,844.94
3/31/97                   $17,446.79                 $17,276.94           $14,898.69
4/30/97                   $17,522.74                 $17,250.76           $14,977.75
5/31/97                   $18,510.76                 $18,088.43           $15,952.41
6/30/97                   $19,399.70                 $18,873.75           $16,832.14
7/31/97                   $20,022.55                 $19,484.95           $17,104.45
8/31/97                   $18,578.93                 $17,787.15           $15,827.02
9/30/97                   $19,771.29                 $18,980.92           $16,713.63
10/31/97                  $18,270.51                 $17,349.44           $15,428.94
11/30/97                  $18,117.20                 $16,978.05           $15,271.66
12/31/97                  $18,259.11                 $17,055.35           $15,404.86
1/31/98                   $18,700.74                 $17,734.55           $16,109.38
2/28/98                   $19,887.91                 $18,851.45           $17,143.05
3/31/98                   $20,967.97                 $19,787.23           $17,670.91
4/30/98                   $21,290.23                 $19,832.51           $17,810.78
5/31/98                   $21,332.55                 $19,304.25           $17,724.33
6/30/98                   $21,146.02                 $18,564.68           $17,858.51
7/31/98                   $21,470.43                 $18,851.45           $18,039.57
8/31/98                   $18,381.88                 $16,693.12           $15,804.66
9/30/98                   $17,809.73                 $16,210.14           $15,320.12
10/31/98                  $19,119.29                 $17,296.85           $16,917.10
11/30/98                  $20,076.97                 $18,142.07           $17,783.79
12/31/98                  $20,571.02                 $18,644.75           $18,485.35
1/31/99                   $20,695.82                 $18,629.24           $18,430.77
2/28/99                   $20,163.43                 $17,760.60           $17,991.52
3/31/99                   $20,834.54                 $18,039.81           $18,742.52

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
 (a):Inception date of the Institutional Class of shares is May 10, 1991. Since Lipper and MSCI-EAFE Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1991. Inception date of the Retail Class of shares is December 31, 1996.
 (b):Source: Lipper Analytical Services.
 (c):MSCI-EAFE Index is a capitalization-weighted average of the performance of over 1,000 securities listed on the stock exchanges of 20 countries in Europe, Australia and the Far East. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.
(d):Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

FUND AND MANAGER REVIEW
-----------------------------------------------------------------------

LOOMIS SAYLES MID-CAP GROWTH FUND
-------------------------------------------------------
[PHOTO]  CHRISTOPHER R. ELY
[PHOTO]  PHILIP C. FINE
[PHOTO]  DAVID L. SMITH

                                                KEY FUND FACTS
                                                OBJECTIVE: Long-term growth of
                                                capital
                                                STRATEGY: Invests primarily in
                                                stocks with market
                                                capitalization falling within
                                                the capitalization range of the
                                                Standard & Poor's Mid-Cap 400
                                                Index
FUND INCEPTION DATE: 12/31/96
COMMENCEMENT OF OPERATIONS OF CLASS: Institutional - 1/2/97, Retail - 1/2/97 EXPENSE RATIO: Institutional - 1.00%, Retail - 1.25%

TOTAL NET ASSETS (ALL CLASSES): $5.5 MM

PERFORMANCE
The Institutional Class of the Loomis Sayles Mid-Cap Growth Fund posted a total return of 54.77% for the period October 1, 1998 through March 31, 1999, as compared with the Standard & Poor's Mid-Cap 400 Index return of 20.02% and the Lipper Average Mid-Cap Fund category return of 23.42%. The Retail Class also more than doubled the index posting a gain of 54.58% for the same period. The big gains were made possible by participation in the rallies in technology (fourth quarter) and oil (first quarter), as well as by the avoidance of less liquid names.

PORTFOLIO REVIEW
Over the past few months, we have repositioned the Fund with the goal of significantly increasing its overall growth rate. We broadened the Fund's exposure to the technology sector, adding companies such as Uniphase, (a leading supplier of lasers and other optical components used in fiberoptic communications), QUALCOMM, Inc.(a wireless communications equipment company) and Broadcom (a manufacturer of semiconductor chips for the communications industry).

We also added a significant position in telecommunications services including Metromedia Fiber Network and Level 3 Communications, two companies which are building state-of-the-art fiber networks in the U.S. and abroad. The Fund's retail position was expanded with several growth retailers including Abercrombie & Fitch, Linens 'n Things, Staples, and Dollar General. Finally, we added some limited exposure to the Internet with small positions in companies such as CMGI, Inc., Inktomi Corp., iVillage Inc., and Priceline.com, Inc.

PORTFOLIO POSITIONING
Mid-cap stocks, when measured against large cap stocks, have lagged the broad market for some time. As a result, many exciting growth companies have been overlooked and under-owned by investors. We believe this presents a significant opportunity to invest in some of tomorrow's potential market leaders at attractive values today. We expect the Fund to remain fully invested in mid-cap growth stocks to exploit this opportunity.

/s/ Chrisopher R. Ely     /s/ Philip C. Fine      /s/ David L. Smith
Christopher R. Ely        Philip C. Fine          David L. Smith

-----------------------------------------------------------------------

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED MARCH 31, 1999

                                                             SINCE
                                     6 MONTHS   1 YEAR    INCEPTION(a)
----------------------------------------------------------------------
  Loomis Sayles Mid-Cap Growth Fund
    (Institutional)                   54.77      33.77       27.84
  Loomis Sayles Mid-Cap Growth Fund
    (Retail)                          54.58      33.46       27.52
  Lipper Mid-Cap Fund Index(b)        24.71      1.91        14.22
  S&P Mid-Cap 400 Index(c)            20.02      0.45        18.85

CUMULATIVE PERFORMANCE - DECEMBER 31, 1996 TO MARCH 31, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              LOOMIS SAYLES                            S&P
             MID-CAP GROWTH      LIPPER MID-CAP      MID-CAP
                 FUND(d)           FUND INDEX       400 INDEX
12/31/96            $10,000.00         $10,000.00    $10,000.00
1/31/97             $10,620.00         $10,318.55    $10,375.41
2/28/97             $10,290.00          $9,927.21    $10,290.09
3/31/97              $9,630.00          $9,330.17     $9,851.38
4/30/97              $9,740.00          $9,502.54    $10,106.86
5/31/97             $10,620.00         $10,455.54    $10,990.60
6/30/97             $10,720.00         $10,807.55    $11,299.37
7/31/97             $11,810.00         $11,662.51    $12,418.10
8/31/97             $11,540.00         $11,589.50    $12,403.02
9/30/97             $12,570.00         $12,330.65    $13,115.94
10/31/97            $12,290.00         $11,687.33    $12,545.23
11/30/97            $11,910.00         $11,654.19    $12,731.17
12/31/97            $12,264.98         $11,746.44    $13,225.27
1/31/98             $11,624.51         $11,584.46    $12,973.53
2/28/98             $12,553.19         $12,646.00    $14,048.37
3/31/98             $12,980.17         $13,232.99    $14,682.00
4/30/98             $13,321.75         $13,352.88    $14,949.97
5/31/98             $12,723.98         $12,681.95    $14,277.43
6/30/98             $13,375.12         $13,179.79    $14,367.48
7/31/98             $12,691.95         $12,569.93    $13,810.17
8/31/98             $10,119.40         $10,030.60    $11,239.50
9/30/98             $11,218.87         $10,814.44    $12,288.69
10/31/98            $11,976.76         $11,346.86    $13,386.87
11/30/98            $12,072.83         $12,083.39    $14,054.94
12/31/98            $13,680.41         $13,381.44    $15,753.10
1/31/99             $13,813.12         $13,741.32    $15,139.84
2/28/99             $13,536.64         $12,886.73    $14,347.07
3/31/99             $17,363.17         $13,486.37    $14,748.32

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
 (a):Inception date of the Institutional and Retail Class of shares is December 31, 1996.
 (b):Source: Lipper Analytical Services.
 (c):S&P Mid-Cap 400 Index consists of 400 domestic stocks chosen for market size liquidity and industry group representation. It is a market-weighted index (stock price times shares outstanding) with each stock affecting the index in proportion to its value. The index is comprised of industrials, utilities, financials and transportations, in size order. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments.
(d):Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

FUND AND MANAGER REVIEW
-----------------------------------------------------------------------

LOOMIS SAYLES MID-CAP VALUE FUND
-------------------------------------------------------
[PHOTO]  DEAN A. GULIS
[PHOTO]  DAWN ALSTON PAIGE
[PHOTO]  PETER B. RAMSDEN

                                                     KEY FUND FACTS
                                                     OBJECTIVE: Long-term growth
                                                     of capital
                                                     STRATEGY: Invests primarily
                                                     in stocks with market
                                                     capitalization falling
                                                     within the capitalization
                                                     range of the Standard &
                                                     Poor's Mid-Cap 400 Index,
                                                     which are believed to be
                                                     undervalued by the market.

FUND INCEPTION DATE: 12/31/96
COMMENCEMENT OF OPERATIONS OF CLASS: Institutional - 1/2/97, Retail - 1/2/97 EXPENSE RATIO: Institutional - 1.00%, Retail - 1.25%
TOTAL NET ASSETS (ALL CLASSES): $4.8 MM

PERFORMANCE
During the six-month period October 1, 1998 through March 31, 1999, the Loomis Sayles Mid-Cap Value Fund's Institutional Class and Retail Class achieved an 8.86% return and an 8.71% return, respectively, as compared to the 20.02% total return for the Standard & Poor's Mid-Cap 400 Index. Value stocks as a whole did poorly, with market leadership coming from technology companies that are trading at expensive multiples.

PORTFOLIO REVIEW
Although the Fund appreciated over the past six months, its relative underperformance continued to be impacted by the markets' preference for growth and size. Large cap stocks once again outperformed small caps and growth-oriented stocks, particularly in technology, which far outpaced the broader market. The Fund's market cap tended to be below that of the mid-cap benchmarks while our value-oriented investment discipline precludes investment in stocks with excessively high price/earnings and price/ book ratios.

The Fund was broadly diversified across all market sectors, although with a modestly underweighted position in high-priced sectors such as technology. While there were no major changes made to the Fund's sector and industry weights during the period, we did make modest adjustments to take advantage of particularly attractive value opportunities. In this regard, we moved the holdings of the Fund from a modest underweight to a slight overweight in the energy sector. Other changes, all small in scope, included a reduction in utility exposure and an increase in the Fund's consumer cyclicals position.

PORTFOLIO POSITIONING
We believe that corporate earnings strength will remain a concern, particularly in an environment of very optimistic, if not extreme, valuations for many of the market's recent leaders. Accordingly, we have positioned the Fund to be broadly diversified across all market sectors, focusing on what we believe are high quality, well managed companies with historically attractive valuations and both solid and achievable earnings expectations.

/s/ Dean A. Gulis         /s/ Dawn Alston Paige        /s/ Peter B. Ramsden
Dean A. Gulis             Dawn Alston Paige            Peter B. Ramsden

-----------------------------------------------------------------------

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED MARCH 31, 1999

                                                             SINCE
                                     6 MONTHS   1 YEAR    INCEPTION(a)
----------------------------------------------------------------------
  Loomis Sayles Mid-Cap Value Fund
    (Institutional)                    8.86     -14.26        8.59
  Loomis Sayles Mid-Cap Value Fund
    (Retail)                           8.71     -14.47        8.30
  Lipper Mid-Cap Fund Index(b)        24.71      1.91        14.22
  S&P Mid-Cap 400 Index(c)            20.02      0.45        18.85

CUMULATIVE PERFORMANCE - DECEMBER 31, 1996 TO MARCH 31, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             LOOMIS SAYLES
             MID-CAP VALUE     LIPPER MID-CAP     S&P MID-CAP
                FUND(d)          FUND INDEX        400 INDEX
12/31/96          $10,000.00         $10,000.00      $10,000.00
1/31/97           $10,370.00         $10,318.55      $10,375.41
2/28/97           $10,380.00          $9,927.21      $10,290.09
3/31/97           $10,100.00          $9,330.17       $9,851.38
4/30/97           $10,120.00          $9,502.54      $10,106.86
5/31/97           $10,950.00         $10,455.54      $10,990.60
6/30/97           $11,370.00         $10,807.55      $11,299.37
7/31/97           $12,100.00         $11,662.51      $12,418.10
8/31/97           $12,050.00         $11,589.50      $12,403.02
9/30/97           $12,710.00         $12,330.65      $13,115.94
10/31/97          $12,530.00         $11,687.33      $12,545.23
11/30/97          $12,570.00         $11,654.19      $12,731.17
12/31/97          $12,632.07         $11,746.44      $13,225.27
1/31/98           $12,402.00         $11,584.46      $12,973.53
2/28/98           $13,519.49         $12,646.00      $14,048.37
3/31/98           $14,034.41         $13,232.99      $14,682.00
4/30/98           $14,231.61         $13,352.88      $14,949.97
5/31/98           $13,530.44         $12,681.95      $14,277.43
6/30/98           $13,650.95         $13,179.79      $14,367.48
7/31/98           $12,916.91         $12,569.93      $13,810.17
8/31/98           $10,670.97         $10,030.60      $11,239.50
9/30/98           $11,054.42         $10,814.44      $12,288.69
10/31/98          $11,339.27         $11,346.86      $13,386.87
11/30/98          $12,259.56         $12,083.39      $14,054.94
12/31/98          $12,998.73         $13,381.44      $15,753.10
1/31/99           $12,646.80         $13,741.32      $15,139.84
2/28/99           $11,852.12         $12,886.73      $14,347.07
3/31/99           $12,033.76         $13,486.37      $14,748.32

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
 (a):Inception date of the Institutional and Retail Classes of shares is December 31, 1996.
 (b):Source: Lipper Analytical Services.
 (c):S&P Mid-Cap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is a market-weighted index (stock price times shares outstanding) with each stock affecting the index in proportion to its value. The index is comprised of industrials, utilities, financials and transportation, in size order. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments.
(d):Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

FUND AND MANAGER REVIEW
-----------------------------------------------------------------------

LOOMIS SAYLES SMALL CAP GROWTH FUND
-------------------------------------------------------
[PHOTO]  CHRISTOPHER R. ELY
[PHOTO]  PHILIP C. FINE
[PHOTO]  DAVID L. SMITH

                                                     KEY FUND FACTS
                                                     OBJECTIVE: Long-term growth
                                                     of capital
                                                     STRATEGY: Invests in stocks
                                                     of small, rapidly-growing
                                                     companies, with the
                                                     potential for accelerating
                                                     earnings growth and rising
                                                     profit margins
FUND INCEPTION DATE: 12/31/96
COMMENCEMENT OF OPERATIONS OF CLASS: Institutional - 1/2/97, Retail - 1/2/97 EXPENSE RATIO: Institutional - 1.00%, Retail - 1.25%
TOTAL NET ASSETS (ALL CLASSES): $50.6 MM

PERFORMANCE
From October 1, 1998 through March 31, 1999, the Institutional Class of the Loomis Sayles Small Cap Growth Fund performed well despite the market's volatility, gaining 41.91% versus a 10.00% gain for the Russell 2000 Index and a 12.51% return for the average fund in Lipper's Small Cap category. The Retail Class also performed well posting a 41.73% return for the same period. The Fund took advantage of a market that favored high momentum stocks with optimistic outlooks.

PORTFOLIO REVIEW
Over the past six months, investors have witnessed a series of dramatic events. The Dow Jones Industrial Average broke the 10,000 barrier for the first time, and the Internet captured the imagination of investors large and small, producing dramatic swings in prices on almost a daily basis. Importantly, the foundations of this record-setting bull market remain solid. The U.S. continues to exhibit strength across most sectors of the economy, inflation remains in check, and interest rates have remained at reasonable levels. It is our opinion this favorable economic environment will continue for the rest of the year.

The Fund has maintained significant exposure to technology, with broad diversification in areas such as electronics, telecommunications, and software. Some of these companies such as SDL, Inc., and Uniphase supply the basic building blocks for today's advanced fiberoptic communications systems. Others, such as HI/FN and ISS Group provide security technology for the Internet.

Retailing remains an important theme for the Fund. Low unemployment and a strong economy have stimulated retail sales in many areas. Ann Taylor, a leading seller of women's apparel, has contributed positively to the Fund's performance.

PORTFOLIO POSITIONING
We continue to believe that small cap growth stocks offer opportunity for investors. The favorable economy, strong fundamentals and attractive valuations are indeed compelling and we expect to remain fully invested.

Investing in small cap stock entails risks, of course. A correction in stock prices is always a possibility, particularly after a strong advance. Nevertheless, we will stay the course, using any correction to add to positions at favorable prices.

/s/ Christopher R. Ely       /s/ Philip C. Fine        /s/ David L. Smith
Christopher R. Ely           Philip C. Fine            David L. Smith

-----------------------------------------------------------------------

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED MARCH 31, 1999

                                                             SINCE
                                     6 MONTHS   1 YEAR    INCEPTION(a)
----------------------------------------------------------------------
  Loomis Sayles Small Cap Growth
    Fund (Institutional)              41.91      9.93        18.77
  Loomis Sayles Small Cap Growth
    Fund (Retail)                     41.73      9.63        18.52
  Lipper Small Cap Fund Index(b)      12.90     -14.68        3.76
  Russell 2000 Index(c)               10.00     -16.26        5.49

CUMULATIVE PERFORMANCE - DECEMBER 31, 1996 TO MARCH 31, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 LOOMIS SAYLES
                SMALL CAP GROWTH         LIPPER SMALL CAP       RUSSELL 2000
                    FUND(d)                 FUND INDEX             INDEX
12/31/96                  $10,000.00              $10,000.00        $10,000.00
1/31/97                   $10,260.00              $10,228.08        $10,199.80
2/28/97                    $9,500.00               $9,642.16         $9,952.49
3/31/97                    $8,510.00               $9,058.25         $9,482.87
4/30/97                    $8,350.00               $8,982.65         $9,509.42
5/31/97                    $9,710.00              $10,107.06        $10,567.34
6/30/97                   $10,280.00              $10,598.36        $11,020.21
7/31/97                   $11,110.00              $11,210.01        $11,533.00
8/31/97                   $11,300.00              $11,338.33        $11,796.89
9/30/97                   $12,550.00              $12,214.35        $12,660.35
10/31/97                  $11,670.00              $11,598.95        $12,104.20
11/30/97                  $11,540.00              $11,384.81        $12,025.91
12/31/97                  $11,942.60              $11,501.78        $12,236.40
1/31/98                   $11,552.25              $11,280.39        $12,043.06
2/28/98                   $12,807.70              $12,190.23        $12,933.56
3/31/98                   $13,387.95              $12,734.55        $13,466.98
4/30/98                   $13,208.60              $12,787.78        $13,541.49
5/31/98                   $12,100.85              $12,083.03        $12,812.19
6/30/98                   $13,282.45              $12,243.14        $12,839.14
7/31/98                   $11,974.25              $11,389.60        $11,799.76
8/31/98                    $9,273.45               $9,129.38         $9,508.48
9/30/98                   $10,370.65               $9,623.70        $10,252.59
10/31/98                  $10,782.10              $10,016.49        $10,670.70
11/30/98                  $12,132.50              $10,601.25        $11,229.76
12/31/98                  $14,179.20              $11,403.47        $11,924.68
1/31/99                   $14,590.65              $11,500.70        $12,083.15
2/28/99                   $13,672.80              $10,582.44        $11,104.48
3/31/99                   $14,717.25              $10,864.91        $11,277.84

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
 (a):Inception date of the Institutional and Retail Classes of shares is December 31, 1996.
 (b):Source: Lipper Analytical Services.
 (c):Russell 2000 Index is comprised of the 2,000 smallest companies in the Russell 3000 Index (a broad market index), representing approximately 7% of the Russell 3000 Index total market capitalization. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.
(d):Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

FUND AND MANAGER REVIEW
-----------------------------------------------------------------------

LOOMIS SAYLES SMALL CAP VALUE FUND
-------------------------------------------------------
[PHOTO]  MARY C. CHAMPAGNE
[PHOTO]  JEFFREY C. PETHERICK

                                KEY FUND FACTS

                                OBJECTIVE: Long-term growth of capital

                                STRATEGY: Invests primarily in stocks with market capitalization falling within the capitalization range of the Russell 2000 Index, which are considered undervalued by the market.

                                FUND INCEPTION DATE: 5/13/91

COMMENCEMENT OF OPERATIONS OF CLASS: Institutional - 5/13/91, Retail - 1/2/97, Admin. - 1/2/98

EXPENSE RATIO: Institutional - 0.89%, Retail - 1.16%, Admin. - 1.50%

TOTAL NET ASSETS (ALL CLASSES): $371.5 MM

PERFORMANCE
For the period October 1, 1998 through March 31, 1999, the Loomis Sayles Small Cap Value Fund's Institutional, Retail and Admin Classes lagged the Russell 2000 Index, returning 4.66%, 4.46% and 4.23% respectively, as compared to the 10.00% return for the Index. While the portfolio held up well during the down days for the market, deep value and high growth issues drove the rebound for the period. The Fund's focus on small-capitalization, undervalued stocks prevented it from fully participating in this rebound.

PORTFOLIO REVIEW
The past six months ending March 31 have been an extremely difficult time for value-based investors. Last fall, we shifted the portfolio toward technology when that sector was down and out. That move proved correct and the portfolio picked up some steam. But in January the portfolio began to pull back, suffering more from lack of investor interest than fundamental deterioration. The winning strategy was to become more aggressive, more speculative and pay any price for stocks that were going up.

Rising interest rates in the first quarter had an adverse impact on stocks that pay dividends, but rising oil prices allowed for greater profitability in energy companies, and those shares rose accordingly. Merger activity continues to run high in the banking sector, with a mixed but generally favorable impact.

PORTFOLIO POSITIONING
The current market environment is not rewarding the more traditional, disciplined investment approaches. The internet is here to stay and will certainly lead to many new companies that will have profitable futures. As value managers, we will seek to identify the potential for many of these "new economy" stocks, and find more ways to invest in these areas. However, in our opinion, the market is discounting much too far into the future, leading to ridiculous valuations for most companies. We believe the best approach for the long term is to continue to follow our investment discipline.

/s/ Mary C. Champagne            /s/ Jeffrey C. Petherick
Mary C. Champagne                Jeffrey C. Petherick

-----------------------------------------------------------------------

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED MARCH 31, 1999

                                                                       SINCE
                           6 MONTHS   1 YEAR    3 YEARS   5 YEARS   INCEPTION(a)
--------------------------------------------------------------------------------
  Loomis Sayles Small Cap
    Value Fund
    (Institutional)          4.66     -19.85     10.21     12.99       15.96
  Loomis Sayles Small Cap
    Value Fund (Retail)      4.46     -20.12      NA        NA          4.22
  Loomis Sayles Small Cap
    Value Fund (Admin)       4.23     -20.41      NA        NA         -9.55
  Lipper Small Cap Fund
    Index(b)                12.90     -14.68     5.56      11.05       12.10
  Russell 2000 Index(c)     10.00     -16.26     7.72      11.22       12.49

CUMULATIVE PERFORMANCE - MAY 31, 1991 TO MARCH 31, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                  LOOMIS SAYLES
              LIPPER SMALL       SMALL CAP VALUE     RUSSELL 2000
             CAP FUND INDEX          FUND(d)             INDEX
5/31/91            $10,000.00           $10,000.00       $10,000.00
6/30/91             $9,510.39            $9,647.75        $9,417.24
7/31/91            $10,029.59           $10,410.96        $9,747.70
8/31/91            $10,437.64           $11,203.52       $10,108.51
9/30/91            $10,475.61           $11,213.30       $10,187.66
10/31/91           $10,793.73           $11,438.35       $10,457.11
11/30/91           $10,368.64           $11,154.59        $9,973.45
12/31/91           $11,557.40           $12,766.80       $10,772.07
1/31/92            $12,001.19           $14,064.95       $11,644.90
2/29/92            $12,181.84           $14,852.01       $11,984.60
3/31/92            $11,684.02           $14,054.72       $11,578.94
4/30/92            $11,159.88           $13,339.21       $11,173.28
5/31/92            $11,171.50           $13,359.65       $11,321.86
6/30/92            $10,703.18           $12,194.39       $10,786.42
7/31/92            $11,047.22           $12,531.70       $11,161.74
8/31/92            $10,819.75           $12,122.84       $10,846.78
9/30/92            $11,059.58           $12,255.72       $11,096.94
10/31/92           $11,512.96           $12,644.14       $11,449.67
11/30/92           $12,418.51           $13,850.29       $12,325.80
12/31/92           $12,849.90           $14,441.20       $12,755.21
1/31/93            $13,112.56           $15,102.71       $13,186.92
2/28/93            $12,605.46           $14,755.13       $12,882.35
3/31/93            $12,992.05           $15,371.80       $13,300.38
4/30/93            $12,574.01           $14,979.38       $12,935.29
5/31/93            $13,302.27           $15,618.47       $13,507.67
6/30/93            $13,395.92           $15,696.95       $13,591.94
7/31/93            $13,467.33           $16,078.16       $13,779.60
8/31/93            $14,136.96           $16,941.49       $14,374.90
9/30/93            $14,630.75           $17,715.13       $14,780.56
10/31/93           $14,925.50           $18,107.55       $15,160.99
11/30/93           $14,377.34           $17,502.10       $14,661.99
12/31/93           $15,024.92           $18,005.15       $15,163.29
1/31/94            $15,418.14           $18,387.42       $15,638.70
2/28/94            $15,353.99           $18,107.09       $15,582.14
3/31/94            $14,481.55           $17,062.21       $14,759.44
4/30/94            $14,558.11           $16,871.07       $14,847.17
5/31/94            $14,266.96           $16,616.22       $14,680.45
6/30/94            $13,697.58           $16,221.20       $14,181.95
7/31/94            $13,979.31           $16,310.40       $14,414.96
8/31/94            $14,906.76           $17,074.95       $15,218.20
9/30/94            $14,973.48           $17,062.21       $15,167.25
10/31/94           $15,223.66           $16,947.53       $15,107.39
11/30/94           $14,621.36           $16,272.18       $14,497.25
12/31/94           $14,952.42           $16,509.50       $14,886.75
1/31/95            $14,774.58           $16,560.89       $14,698.93
2/28/95            $15,381.30           $17,203.28       $15,310.39
3/31/95            $15,791.80           $17,614.41       $15,574.07
4/30/95            $16,012.07           $17,665.80       $15,920.37
5/31/95            $16,262.63           $18,025.54       $16,194.11
6/30/95            $17,255.01           $18,513.76       $17,034.19
7/31/95            $18,554.38           $19,747.15       $18,015.39
8/31/95            $18,880.32           $20,697.89       $18,388.07
9/30/95            $19,412.08           $21,083.33       $18,716.45
10/31/95           $18,811.86           $19,991.26       $17,879.40
11/30/95           $19,460.44           $20,954.85       $18,630.58
12/31/95           $19,680.34           $21,821.76       $19,122.14
1/31/96            $19,587.77           $21,850.23       $19,101.58
2/29/96            $20,375.58           $22,946.30       $19,696.98
3/31/96            $20,790.61           $23,472.98       $20,097.91
4/30/96            $22,450.00           $24,867.98       $21,172.56
5/31/96            $23,382.57           $25,892.88       $22,006.98
6/30/96            $22,441.20           $25,280.79       $21,103.31
7/31/96            $20,262.52           $23,857.32       $19,260.14
8/31/96            $21,491.00           $25,053.03       $20,378.38
9/30/96            $22,723.98           $25,898.67       $21,174.78
10/31/96           $22,027.93           $26,278.46       $20,848.47
11/30/96           $22,427.28           $27,534.68       $21,707.51
12/31/96           $22,507.54           $28,444.66       $22,276.46
1/31/97            $23,020.89           $28,951.72       $22,721.55
2/28/97            $21,702.13           $28,575.51       $22,170.63
3/31/97            $20,387.88           $27,953.95       $21,124.49
4/30/97            $20,217.71           $27,692.24       $21,183.64
5/31/97            $22,748.48           $30,701.91       $23,540.31
6/30/97            $23,854.27           $32,141.32       $24,549.13
7/31/97            $25,230.93           $33,982.22       $25,691.44
8/31/97            $25,519.74           $34,693.28       $26,279.30
9/30/97            $27,491.45           $36,760.32       $28,202.77
10/31/97           $26,106.34           $35,602.78       $26,963.86
11/30/97           $25,624.36           $35,470.49       $26,789.46
12/31/97           $25,887.63           $35,837.33       $27,258.36
1/31/98            $25,389.34           $35,048.22       $26,827.67
2/28/98            $27,437.15           $37,531.04       $28,811.39
3/31/98            $28,662.28           $39,205.50       $29,999.65
4/30/98            $28,782.08           $39,032.28       $30,165.64
5/31/98            $27,195.86           $37,357.82       $28,541.01
6/30/98            $27,556.22           $36,876.65       $28,601.05
7/31/98            $25,635.11           $34,490.06       $26,285.68
8/31/98            $20,547.93           $28,581.33       $21,181.53
9/30/98            $21,660.53           $30,024.83       $22,839.15
10/31/98           $22,544.61           $31,603.06       $23,770.54
11/30/98           $23,860.75           $33,393.00       $25,015.93
12/31/98           $25,666.34           $35,450.46       $26,563.96
1/31/99            $25,885.17           $33,789.33       $26,916.97
2/28/99            $23,818.41           $31,405.12       $24,736.83
3/31/99            $24,454.17           $31,424.66       $25,123.02

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
 (a):Inception date of the Institutional Class of shares is May 13, 1991. Since Lipper and Russell 2000 Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1991. Inception dates of the Retail and Admin Classes of shares are December 31, 1996 and January 2, 1998, respectively.
 (b):Source: Lipper Analytical Services.
 (c):Russell 2000 Index is comprised on the 2,000 smallest companies in the Russell 3000 Index (a broad market index), respresenting approximately 7% of the Russell 3000 total market capitalization. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.
(d):Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail and Admin Classes of shares would be lower, due to the higher fees paid by the Retail and Admin Classes of shares.

FUND AND MANAGER REVIEW
-----------------------------------------------------------------------

LOOMIS SAYLES WORLDWIDE FUND
-------------------------------------------------------
[PHOTO]  DANIEL J. FUSS
[PHOTO]  E. JOHN DEBEER
[PHOTO]  PAUL H. DREXLER
[PHOTO]  QUENTIN P. FAULKNER

                                    KEY FUND FACTS
                                    OBJECTIVE: High total investment return
                                    STRATEGY: Invests in U.S. and foreign equity and debt securities
                                    FUND INCEPTION DATE: 5/1/96
                                    COMMENCEMENT OF OPERATIONS OF CLASS:
                                    Institutional - 5/1/96, Retail - 1/2/97
                                    EXPENSE RATIO: Institutional - 1.00%,
                                    Retail - 1.25%
                                    TOTAL NET ASSETS (ALL CLASSES): $5.9 MM

PERFORMANCE
For the period October 1, 1998 through March 31, 1999, the Loomis Sayles Worldwide Fund's Institutional Class and Retail Class returned 18.50% and 18.25%, respectively, outperforming the Lipper Global Flex Portfolio category average return of 13.41% return. The Lehman Brothers Government/Corporate Bond Index returned -1.07% and the Standard & Poor's 500 Index returned 27.34% over the same period.

PORTFOLIO REVIEW
Over the past six months ending March 31, the Fund's U.S. stock holdings outperformed the S&P 500 Index while the Fund's holdings in foreign stocks nearly kept pace with the MSCI-EAFE Index. The Fund's U.S. bond holdings turned in stellar results due to the dramatic recovery in high yield spreads, posting a 9.70% return versus -0.16% for the Lehman Brothers Aggregate Bond Index. The Fund's foreign bonds posted a 2.91% return as compared with -0.45% for the Salomon World Global Bond Index.

The Fund's U.S. equities received a boost during the first quarter as the Fund's expanded energy position benefited from OPEC's announcement to cut oil production to ease a world oversupply. The Fund's foreign equities experienced gains in Australia, New Zealand and France and declines in Germany, the U.K. and Spain. While the Fund's holdings in foreign securities matched their local indices, the decline of the Euro penalized overall performance, as did the lack of exposure to the rapidly rising Japanese market.

PORTFOLIO POSITIONING
A large portion of the portfolio, 39.6%, is invested outside the U.S., as we believe foreign securities currently offer the best values. We have allocated a heavier percentage of the portfolio's assets to foreign stocks, 27.2%, because their economies appear to be in the early stages of their growth cycles while the U.S. economy has been strong for a number of years. Almost half of the portfolio is invested in bonds, reflecting our belief that bond valuations are attractive and stock market valuations are very high by almost all historical standards.
/s/ Daniel J. Fuss
Daniel J. Fuss
/s/ E. John deBeer
E. John deBeer
/s/ Paul H. Drexler
Paul H. Drexler
/s/ Quentin P. Faulkner
Quentin P. Faulkner

-----------------------------------------------------------------------

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED MARCH 31, 1999

                                                             SINCE
                                     6 MONTHS   1 YEAR    INCEPTION(a)
----------------------------------------------------------------------
  Loomis Sayles Worldwide Fund
    (Institutional)                   18.50      -4.26        6.29
  Loomis Sayles Worldwide Fund
    (Retail)                          18.25      -4.79        3.72
  Lipper Global Flex Portfolio
    Index(b)                          14.75      2.61        11.07
  S&P 500 Index(c)                    27.34      18.46       28.16

CUMULATIVE PERFORMANCE - MAY 31, 1996 TO MARCH 31, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                           LOOMIS SAYLES
                   LIPPER GLOBAL             WORLDWIDE
               FLEX PORTFOLIO INDEX           FUND(d)          S&P 500 INDEX
5/31/96                      $10,000.00          $10,000.00          $10,000.00
6/30/96                      $10,041.43          $10,029.73          $10,038.12
7/31/96                       $9,796.48           $9,692.76           $9,594.88
8/31/96                       $9,941.01           $9,930.62           $9,797.57
9/30/96                      $10,219.99          $10,247.77          $10,348.51
10/31/96                     $10,345.97          $10,445.99          $10,633.82
11/30/96                     $10,786.39          $10,951.44          $11,436.90
12/31/96                     $10,801.68          $10,826.46          $11,210.34
1/31/97                      $11,001.66          $10,826.46          $11,910.33
2/28/97                      $11,065.17          $10,846.83          $12,003.84
3/31/97                      $10,884.31          $10,826.46          $11,511.54
4/30/97                      $10,990.74          $10,928.31          $12,198.15
5/31/97                      $11,452.85          $11,244.04          $12,943.92
6/30/97                      $11,773.70          $11,376.44          $13,519.36
7/31/97                      $12,257.89          $11,985.34          $14,594.81
8/31/97                      $11,906.15          $11,697.77          $13,777.79
9/30/97                      $12,413.46          $12,160.24          $14,531.93
10/31/97                     $11,973.30          $11,461.26          $14,047.15
11/30/97                     $12,010.56          $11,471.54          $14,696.89
12/31/97                     $12,113.59          $11,206.81          $14,949.11
1/31/98                      $12,143.16          $11,547.79          $15,114.29
2/28/98                      $12,690.65          $12,252.48          $16,203.77
3/31/98                      $13,116.50          $12,366.14          $17,032.87
4/30/98                      $13,232.19          $12,207.02          $17,207.29
5/31/98                      $13,118.87          $11,684.19          $16,911.93
6/30/98                      $13,108.59          $11,195.45          $17,598.38
7/31/98                      $12,980.42          $11,195.45          $17,412.39
8/31/98                      $11,544.17          $10,002.03          $14,896.71
9/30/98                      $11,728.96           $9,990.66          $15,851.83
10/31/98                     $12,341.40          $10,706.71          $17,139.24
11/30/98                     $12,894.00          $11,343.20          $18,177.59
12/31/98                     $13,202.73          $11,540.69          $19,224.38
1/31/99                      $13,359.50          $11,702.19          $20,027.98
2/28/99                      $13,034.60          $11,478.58          $19,405.62
3/31/99                      $13,459.03          $11,838.84          $20,181.81

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
 (a):Inception date of the Institutional Class of shares is May 1, 1996. Since Lipper and S&P 500 Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1996. Inception date of the Retail Class of shares is December 31, 1996.
 (b):Source: Lipper Analytical Services.
 (c):S&P 500 Index is a capitalization-weighted, total return index comprised of 500 widely held common stocks, representing industrial, utility, transportation, and financial companies traded on the New York Stock Exchange, the American Stock Exchange and in the Over-the-Counter market. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.
(d):Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES CORE VALUE FUND
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                            SHARES      VALUE !
------------------------------------------------------------------
COMMON STOCKS -- 99.7% OF NET ASSETS
AEROSPACE/DEFENSE -- 1.4%
  Northrop Grumman Corp.................      17,500  $  1,047,813
                                                      ------------
AUTO & RELATED -- 3.5%
  Dana Corp.............................      19,700       748,600
  General Motors Corp...................      21,700     1,885,187
                                                      ------------
                                                         2,633,787
                                                      ------------
BANKS/SAVINGS & LOANS -- 9.3%
  Bank One Corp.........................      21,084     1,160,938
  Chase Manhattan Corp..................      17,624     1,433,051
  Fleet Financial Group, Inc............      45,000     1,693,125
  National City Corp....................      10,000       663,750
  PNC Bank Corp.........................      36,300     2,016,919
                                                      ------------
                                                         6,967,783
                                                      ------------
BEVERAGES -- 1.7%
  Anheuser-Busch Cos., Inc..............      16,700     1,272,331
                                                      ------------
CHEMICALS -- MAJOR -- 1.0%
  Praxair, Inc..........................      21,000       757,313
                                                      ------------
COMMERCIAL SERVICES -- 1.2%
  Viad Corp.............................      33,400       928,938
                                                      ------------
COMMUNICATIONS EQUIPMENT -- 0.9%
  Harris Corp...........................      24,900       712,763
                                                      ------------
COMPUTER HARDWARE -- 5.1%
  Compaq Computer Corp..................      18,900       598,894
  Hewlett-Packard Co....................      19,100     1,295,218
  International Business Machines
    Corp................................      10,800     1,914,300
                                                      ------------
                                                         3,808,412
                                                      ------------
DATA PROCESSING SERVICES -- 2.8%
  Dun & Bradstreet Corp.................      23,600       840,750
  First Data Corp.......................      30,100     1,286,775
                                                      ------------
                                                         2,127,525
                                                      ------------
ELECTRONICS -- 5.5%
  Koninklijke (Royal) Philips
    Electronics NV (New York Shares)....      16,000     1,319,000
  Litton Industries, Inc. *.............      19,000     1,092,500
  Raytheon Co...........................      30,000     1,758,750
                                                      ------------
                                                         4,170,250
                                                      ------------
ENTERTAINMENT -- 1.6%
  Time Warner, Inc......................      17,200     1,222,275
                                                      ------------
FINANCIAL SERVICES -- 5.9%
  American Express Co...................       8,000       940,000
  Bear Stearns Cos., Inc................      16,905       755,442
  CIT Group, Inc., Class A..............      12,500       382,031
  Finova Group, Inc.....................      26,424     1,370,745

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES CORE VALUE FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                            SHARES      VALUE !
------------------------------------------------------------------
COMMON STOCKS -- CONTINUED
FINANCIAL SERVICES -- CONTINUED
  Morgan Stanley Dean Witter & Co.......       9,600  $    959,400
                                                      ------------
                                                         4,407,618
                                                      ------------
FOOD -- PACKAGED & MISCELLANEOUS -- 2.6%
  ConAgra, Inc..........................      49,100     1,255,119
  Sara Lee Corp.........................      28,400       702,900
                                                      ------------
                                                         1,958,019
                                                      ------------
FOREST PRODUCTS -- 1.0%
  Georgia Pacific Timber Group..........      34,000       762,875
                                                      ------------
FREIGHT TRANSPORTATION -- 0.9%
  Ryder System, Inc.....................      25,800       712,725
                                                      ------------
GOVERNMENT AGENCIES -- 1.0%
  Federal National Mortgage
    Association.........................      10,500       727,125
                                                      ------------
HEALTH CARE -- DRUGS -- 5.7%
  Abbott Laboratories...................      35,000     1,638,437
  American Home Products Corp...........      29,000     1,892,250
  Bristol Myers Squibb Co...............      11,600       746,025
                                                      ------------
                                                         4,276,712
                                                      ------------
HEALTH CARE -- SERVICES -- 1.2%
  Tenet Healthcare Corp. *..............      46,700       884,381
                                                      ------------
HOME PRODUCTS -- 2.1%
  Newell Inc............................      16,800       798,000
  Premark International, Inc............      22,600       744,387
                                                      ------------
                                                         1,542,387
                                                      ------------
HOUSING & BUILDING MATERIALS -- 1.7%
  Armstrong World Industries, Inc.......      11,800       533,212
  Black & Decker Corp...................      14,000       776,125
                                                      ------------
                                                         1,309,337
                                                      ------------
IMAGING -- 1.6%
  Xerox Corp............................      21,900     1,168,913
                                                      ------------
INSURANCE -- 5.1%
  Ace Ltd...............................      55,650     1,735,584
  Aetna, Inc............................      11,000       913,000
  Allstate Corp.........................      27,096     1,004,245
  The Hartford Financial Services Group,
    Inc.................................       3,000       170,438
                                                      ------------
                                                         3,823,267
                                                      ------------
LEISURE -- 1.8%
  Hasbro, Inc...........................      45,750     1,323,891
                                                      ------------
MACHINERY -- 1.6%
  Deere & Co............................      31,000     1,197,375
                                                      ------------

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES CORE VALUE FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                            SHARES      VALUE !
------------------------------------------------------------------
COMMON STOCKS -- CONTINUED
MANUFACTURING -- 2.4%
  Eaton Corp............................      16,000  $  1,144,000
  Tenneco, Inc..........................      24,500       684,469
                                                      ------------
                                                         1,828,469
                                                      ------------
NATURAL GAS -- 1.4%
  Columbia Energy Group.................      19,800     1,034,550
                                                      ------------
OIL & GAS DRILLING EQUIPMENT -- 1.6%
  BJ Services Co. *.....................      24,000       562,500
  Cooper Cameron Corp. *................      19,000       643,625
                                                      ------------
                                                         1,206,125
                                                      ------------
OIL & GAS -- MAJOR INTEGRATED -- 7.7%
  BP Amoco Plc ADR......................      15,550     1,569,578
  Conoco, Inc...........................      31,400       771,263
  Exxon Corp............................      27,200     1,919,300
  USX Marathon Group....................      55,700     1,531,750
                                                      ------------
                                                         5,791,891
                                                      ------------
PERSONAL CARE -- 1.8%
  Kimberly Clark Corp...................      29,000     1,390,187
                                                      ------------
RETAIL -- FOOD -- 0.8%
  Kroger Co. *..........................      10,500       628,688
                                                      ------------
RETAIL -- GENERAL -- 3.8%
  Federated Department Stores, Inc. *...      28,300     1,135,537
  Kmart Corp. *.........................      54,300       912,919
  Sears Roebuck & Co....................      18,200       822,413
                                                      ------------
                                                         2,870,869
                                                      ------------
TELECOMMUNICATIONS -- 10.3%
  Ameritech Corp........................      31,700     1,834,637
  AT&T Corp.............................      14,000     1,117,375
  BellSouth Corp........................      46,600     1,866,912
  GTE Corp..............................      31,300     1,893,650
  Sprint Corp...........................      10,300     1,010,688
                                                      ------------
                                                         7,723,262
                                                      ------------
TOBACCO -- 1.1%
  Philip Morris Cos., Inc...............      22,500       791,719
                                                      ------------
UTILITIES -- 2.6%
  Consolidated Edison, Inc..............      19,000       860,938
  Texas Utilities Co....................      26,600     1,108,887
                                                      ------------
                                                         1,969,825
                                                      ------------
  TOTAL COMMON STOCKS
    (Identified Cost $65,043,325).......                74,979,400
                                                      ------------

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES CORE VALUE FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                             FACE
                                            AMOUNT      VALUE !
------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 1.8% OF NET ASSETS
  Associates Corp. of North America,
    4.950%, 4/01/99.....................  $1,371,274  $  1,371,274
                                                      ------------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $1,371,274)........                 1,371,274
                                                      ------------
TOTAL INVESTMENTS -- 101.5%
  (IDENTIFIED COST $66,414,599) @.......                76,350,674
  Liabilities, Less Cash and Other
    Assets -- (1.5%)....................                (1,140,005)
                                                      ------------
NET ASSETS -- 100%......................              $ 75,210,669
                                                      ------------
                                                      ------------

!SEE NOTE 1.

  *  Non-income producing security.
  @ At March 31, 1999, the net unrealized appreciation on investments based on cost of $66,414,599 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $12,781,975 and $2,845,900, respectively, resulting in net unrealized appreciation of $9,936,075.

KEY TO ABBREVIATIONS:

ADR:  American Depositary Receipt

                See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES GROWTH FUND
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                            SHARES      VALUE !
-----------------------------------------------------------------
COMMON STOCKS -- 96.5% OF NET ASSETS
ADVERTISING -- 2.1%
  Omnicom Group, Inc....................       7,600  $   607,525
                                                      -----------
BROADCASTING -- 2.3%
  Comcast Corp..........................      10,900      670,350
                                                      -----------
COMMUNICATIONS EQUIPMENT -- 2.1%
  Cisco Systems, Inc. *.................       5,500      602,594
                                                      -----------
COMPUTER HARDWARE -- 6.3%
  EMC Corp. *...........................       6,800      868,700
  Sun Microsystems, Inc. *..............       7,600      950,475
                                                      -----------
                                                        1,819,175
                                                      -----------
COMPUTER SOFTWARE & SERVICES -- 10.9%
  America Online, Inc. *................      10,800    1,576,800
  CMGI, Inc. *..........................       3,800      695,637
  Fiserv, Inc. *........................       6,300      337,838
  Paychex, Inc..........................      11,550      547,903
                                                      -----------
                                                        3,158,178
                                                      -----------
ELECTRICAL EQUIPMENT -- 2.9%
  Solectron Corp. *.....................      17,000      825,562
                                                      -----------
ELECTRONICS -- 5.1%
  Applied Materials, Inc. *.............       4,600      283,762
  Intel Corp............................       5,000      594,375
  Texas Instruments, Inc................       5,900      585,575
                                                      -----------
                                                        1,463,712
                                                      -----------
ENTERTAINMENT -- 3.2%
  Time Warner, Inc......................      13,200      938,025
                                                      -----------
FINANCIAL SERVICES -- 6.3%
  Associates First Capital Corp.........       6,300      283,500
  Citigroup, Inc........................       9,100      581,262
  MBNA Corp.............................      22,700      541,963
  Providian Financial Corp..............       3,800      418,000
                                                      -----------
                                                        1,824,725
                                                      -----------
FREIGHT TRANSPORTATION -- 1.0%
  FDX Corp. *...........................       3,100      287,719
                                                      -----------
GOVERNMENT AGENCIES -- 1.4%
  Federal National Mortgage
    Association.........................       5,900      408,575
                                                      -----------
HEALTH CARE -- BIOTECHNOLOGY -- 7.2%
  Amgen, Inc. *.........................       6,800      509,150
  Biogen, Inc. *........................       3,000      342,938
  Genentech, Inc. *.....................       3,400      301,325
  MedImmune, Inc. *.....................       8,300      491,256

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES GROWTH FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                            SHARES      VALUE !
-----------------------------------------------------------------
COMMON STOCKS -- CONTINUED
HEALTH CARE -- BIOTECHNOLOGY --
CONTINUED
  Perkin-Elmer Corp.....................       4,400  $   427,075
                                                      -----------
                                                        2,071,744
                                                      -----------
HEALTH CARE -- DRUGS -- 3.5%
  Pfizer, Inc...........................       7,200      999,000
                                                      -----------
HEALTH CARE -- MEDICAL TECHNOLOGY --
  6.1%
  Guidant Corp..........................      19,500    1,179,750
  Stryker Corp..........................      11,700      590,119
                                                      -----------
                                                        1,769,869
                                                      -----------
HEALTH CARE -- SERVICES -- 1.8%
  Healthsouth Corp. *...................      50,900      528,088
                                                      -----------
HOME PRODUCTS -- 2.4%
  Clorox Co.............................       3,400      398,437
  Procter & Gamble Co...................       2,900      284,019
                                                      -----------
                                                          682,456
                                                      -----------
INSURANCE -- 3.4%
  American International Group, Inc.....       8,187      987,557
                                                      -----------
OIL & GAS DRILLING EQUIPMENT -- 2.6%
  Cooper Cameron Corp. *................       7,600      257,450
  Schlumberger Ltd......................       8,200      493,537
                                                      -----------
                                                          750,987
                                                      -----------
OIL & GAS EXPLORATION -- 3.6%
  Anadarko Petroleum Corp...............      21,100      796,525
  Cross Timbers Oil Co..................      33,300      235,181
                                                      -----------
                                                        1,031,706
                                                      -----------
PACKAGING -- 2.5%
  Sealed Air Corp. *....................      15,000      737,812
                                                      -----------
RESTAURANTS -- 1.9%
  Starbucks Corp. *.....................      19,800      555,638
                                                      -----------
RETAIL -- DRUG -- 2.5%
  CVS Corp..............................      12,100      574,750
  Walgreen Co...........................       5,000      141,250
                                                      -----------
                                                          716,000
                                                      -----------
RETAIL -- FOOD -- 2.5%
  Kroger Co. *..........................      12,100      724,488
                                                      -----------
RETAIL -- GENERAL -- 2.1%
  Wal-Mart Stores, Inc..................       6,700      617,656
                                                      -----------
RETAIL -- SPECIALTY -- 2.5%
  Home Depot, Inc.......................      11,800      734,550
                                                      -----------

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES GROWTH FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                            SHARES      VALUE !
-----------------------------------------------------------------
COMMON STOCKS -- CONTINUED
TELECOMMUNICATIONS -- 8.3%
  AT&T Corp.............................      10,428  $   832,285
  MCI WorldCom, Inc. *..................      10,400      921,050
  Sprint Corp...........................       3,000      294,375
  Sprint Corp. (PCS Group) *............       8,100      358,931
                                                      -----------
                                                        2,406,641
                                                      -----------
  TOTAL COMMON STOCKS
    (Identified Cost $22,338,802).......               27,920,332
                                                      -----------

                                             FACE
                                            AMOUNT
-----------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.0% OF NET ASSETS
  Chevron USA Inc., 4.750%, 4/01/99.....  $1,000,000    1,000,000
  Repurchase Agreement with State Street
    Bank and Trust Co., dated 3/31/99 at
    4.000% to be repurchased at $154,017
    on 4/1/99 collateralized by $120,000
    U.S. Treasury Bond, 8.875%, due
    8/15/17 with a value of $161,400....     154,000      154,000
                                                      -----------
  TOTAL SHORT-TERM INVESTMENTS
    (Identified Cost $1,154,000)........                1,154,000
                                                      -----------
TOTAL INVESTMENTS -- 100.5%
  (IDENTIFIED COST $23,492,802) @.......               29,074,332
  Liabilities, Less Cash and Other
    Assets -- (0.5%)....................                 (147,131)
                                                      -----------
NET ASSETS -- 100%......................              $28,927,201
                                                      -----------
                                                      -----------

  !  See Note 1.
  *  Non-income producing security.
  @ At March 31, 1999, the net unrealized appreciation on investments based on cost of $23,492,802 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $6,565,674 and $984,144, respectively, resulting in net unrealized appreciation of $5,581,530.

                See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES INTERNATIONAL EQUITY FUND
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                          SHARES ++     VALUE !
-----------------------------------------------------------------
COMMON STOCKS -- 96.9% OF NET ASSETS
AUSTRALIA -- 4.8%
  Brambles Industries...................      40,000  $ 1,016,796
  QBE Insurance Group...................     200,000      830,864
  Southcorp.............................     385,000    1,565,231
                                                      -----------
                                                        3,412,891
                                                      -----------
BELGIUM -- 0.9%
  Cimenteries CBR.......................       7,000      629,341
                                                      -----------
BRAZIL -- 0.2%
  SABESP................................   1,800,000      113,248
  Telemig (Preference Shares), Class
    B...................................      64,122        1,492
                                                      -----------
                                                          114,740
                                                      -----------
CANADA -- 4.6%
  Bombardier............................      86,000    1,130,904
  Canadian National Railway.............      16,750      933,207
  Northern Telecom......................      19,400    1,208,082
                                                      -----------
                                                        3,272,193
                                                      -----------
FRANCE -- 11.6%
  Bank Nationale de Paris...............      15,000    1,307,231
  Guyenne et Gascogne...................       1,000      444,393
  Hachette Filipacchi Medias............       1,200      280,390
  L' Air Liquide........................       9,412    1,404,387
  Michelin..............................      26,000    1,168,074
  Pechiney..............................      13,000      470,884
  Pernod Ricard.........................      14,000      890,841
  Renault...............................      20,000      705,623
  St. Gobain............................       6,700    1,064,923
  Zodiac................................       2,500      501,429
                                                      -----------
                                                        8,238,175
                                                      -----------
GERMANY -- 5.6%
  DaimlerChrysler.......................      12,800    1,115,503
  Douglas Holdings......................      18,000      765,849
  Siemens...............................      17,500    1,171,264
  Veba..................................      17,100      900,432
                                                      -----------
                                                        3,953,048
                                                      -----------
HONG KONG -- 1.4%
  Hong Kong Electric....................     320,000      968,321
                                                      -----------
HUNGARY -- 2.3%
  MATAV.................................     130,000      693,502
  MOL...................................      26,000      558,333
  OTP Bank..............................       9,000      348,152
                                                      -----------
                                                        1,599,987
                                                      -----------

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES INTERNATIONAL EQUITY FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                          SHARES ++     VALUE !
-----------------------------------------------------------------
COMMON STOCKS -- CONTINUED
ITALY -- 8.6%
  ENI...................................     215,000  $ 1,371,565
  INA...................................     300,000      908,250
  San Paolo - IMI.......................      65,000    1,057,732
  Telecom Italia (Savings Shares).......     279,000    1,659,177
  Unione Immobiliare....................   2,050,000    1,075,032
                                                      -----------
                                                        6,071,756
                                                      -----------
JAPAN -- 20.7%
  Canon.................................      45,000    1,113,457
  Daiwa House Industries................      75,000      856,310
  Fujitsu...............................     104,000    1,670,464
  Fujitsu Support and Services..........      10,000      979,606
  Ito Yokado............................      15,000      965,249
  NEC...................................     100,000    1,203,395
  Nippon Telegraph & Telephone..........         190    1,861,251
  Nomura Securities.....................      98,000    1,026,221
  NTT Mobile Communications.............          24    1,185,661
  Ryohin Keikaku Company................       3,200      508,044
  Sony..................................      24,000    2,219,313
  TDK...................................      13,000    1,052,823
                                                      -----------
                                                       14,641,794
                                                      -----------
NEW ZEALAND -- 1.1%
  Air New Zealand, Class B..............     269,000      467,592
  Nuplex Industries.....................     183,160      303,686
                                                      -----------
                                                          771,278
                                                      -----------
NORWAY -- 2.5%
  Christiania Bank......................     340,000    1,329,535
  Storebrand............................      64,000      472,355
                                                      -----------
                                                        1,801,890
                                                      -----------
PORTUGAL -- 4.7%
  BPI...................................      45,000    1,369,673
  Brisa-Auto Estradas de Portugal.......      14,000      649,398
  Companhia de Seguros Mundial
    Confianca...........................      30,000      856,674
  Engil.................................      77,611      473,291
                                                      -----------
                                                        3,349,036
                                                      -----------
SINGAPORE -- 0.9%
  City Developments.....................     125,000      651,607
                                                      -----------
SOUTH KOREA -- 0.6%
  Samsung Electronics...................       6,000      464,548
                                                      -----------
SPAIN -- 4.9%
  Acerinox..............................      17,000      431,959
  Azucarera Ebro Agricolas..............      31,295      615,169
  Mapfre Vida...........................      12,500      411,551

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES INTERNATIONAL EQUITY FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                          SHARES ++     VALUE !
-----------------------------------------------------------------
COMMON STOCKS -- CONTINUED
SPAIN -- CONTINUED
  Repsol................................      19,325  $   996,698
  Sol Melia.............................      27,500    1,009,482
                                                      -----------
                                                        3,464,859
                                                      -----------
SWITZERLAND -- 5.1%
  Adecco................................       2,000    1,017,305
  Novartis..............................       1,050    1,707,508
  Swiss Re..............................         400      887,263
                                                      -----------
                                                        3,612,076
                                                      -----------
THAILAND -- 0.3%
  Advanced Info Service.................      35,000      253,495
                                                      -----------
UNITED KINGDOM -- 16.1%
  BAA...................................      76,000      846,643
  Bank Of Scotland......................      95,000    1,263,063
  Boots.................................      80,000    1,159,856
  British Aerospace.....................     175,000    1,169,705
  British Petroleum.....................      39,000      659,249
  CGU...................................      75,000    1,179,392
  Diageo................................      85,000      954,452
  National Westminster Bank.............      47,500    1,088,980
  Scottish & Newcastle..................      70,000      761,721
  SmithKline Beecham....................      91,500    1,321,415
  Smiths Industries.....................      19,000      278,227
  Vodafone Group........................      27,000      501,302
  Wolseley..............................      26,000      197,292
                                                      -----------
                                                       11,381,297
                                                      -----------
  TOTAL COMMON STOCKS
    (Identified Cost $67,173,488).......               68,652,332
                                                      -----------

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES INTERNATIONAL EQUITY FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                             FACE
                                            AMOUNT      VALUE !
-----------------------------------------------------------------
SHORT-TERM INVESTMENT -- 1.1% OF NET ASSETS
  Repurchase Agreement with State Street
    Bank and Trust Co., dated 3/31/99 at
    4.000% to be repurchased at $792,088
    on 4/1/99 collateralized by $635,000
    U.S. Treasury Bond, 8.125%, due
    8/15/21 with a value of $812,800....  $  792,000  $   792,000
                                                      -----------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $792,000)..........                  792,000
                                                      -----------
TOTAL INVESTMENTS -- 98.0%
  (IDENTIFIED COST $67,965,488) @.......               69,444,332
  Cash and Other Assets, Less
    Liabilities -- 2.0%.................                1,416,298
                                                      -----------
NET ASSETS -- 100%......................              $70,860,630
                                                      -----------
                                                      -----------

!SEE NOTE 1.

 ++  Ordinary shares unless otherwise noted.
  @ At March 31, 1999, the net unrealized appreciation on investments based on cost of $67,965,488 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $5,565,103 and $4,086,259, respectively, resulting in net unrealized appreciation of $1,478,844.

                  Ten Largest Sector Holdings at March 31, 1999
                          as a Percentage of Net Assets

Telecommunications                                                10.4%
Insurance                                                          7.8%
Electronics                                                        6.9%
Oil & Gas                                                          5.6%
Retail - General                                                   5.1%
Health Care                                                        4.3%
Diversified Operations                                             4.3%
Auto & Related                                                     4.2%
Banking/Savings & Loans                                            3.9%
Computer Hardware                                                  3.8%

                See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES MID-CAP GROWTH FUND
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                          SHARES   VALUE !
------------------------------------------------------------
COMMON STOCKS -- 88.5% OF NET ASSETS
ADVERTISING -- 3.3%
  Omnicom Group, Inc....................   1,200  $   95,925
  Outdoor Systems, Inc. *...............   2,900      87,000
                                                  ----------
                                                     182,925
                                                  ----------
AIRLINES -- 1.0%
  Southwest Airlines Co.................   1,900      57,475
                                                  ----------
BANKS/SAVINGS & LOANS -- 1.5%
  Zions Bancorp.........................   1,200      79,800
                                                  ----------
BROADCASTING -- 2.9%
  Heftel Broadcasting Corp. Class A *...   1,700      73,738
  TCA Cable TV, Inc.....................   1,900      82,650
                                                  ----------
                                                     156,388
                                                  ----------
BUSINESS SERVICES -- 8.4%
  At Home Corp. *.......................     400      63,000
  BISYS Group, Inc. *...................   1,500      84,375
  CheckFree Holdings Corp. *............   1,200      51,075
  Cintas Corp...........................     900      58,837
  CNET, Inc. *..........................     400      36,850
  CSG Systems International, Inc. *.....   2,000      78,875
  Exodus Communications, Inc. *.........     300      40,350
  PSINet, Inc. *........................   1,100      46,819
                                                  ----------
                                                     460,181
                                                  ----------
COMMUNICATIONS EQUIPMENT -- 5.9%
  Ciena Corp. *.........................   2,000      45,000
  E-Tek Dynamics, Inc. *................   1,400      50,225
  QUALCOMM, Inc. *......................     900     111,937
  Uniphase Corp. *......................   1,000     115,125
                                                  ----------
                                                     322,287
                                                  ----------
COMPUTER HARDWARE -- 1.8%
  Network Appliance, Inc. *.............   2,000     101,250
                                                  ----------
COMPUTER SOFTWARE & SERVICES -- 13.5%
  CMGI, Inc. *..........................     200      36,612
  Fiserv, Inc. *........................   1,150      61,669
  Infoseek Corp. *......................     700      51,800
  Inktomi Corp. *.......................     700      60,025
  Intuit, Inc. *........................     900      91,575
  iVillage Inc. *.......................     900      90,450
  Macromedia, Inc. *....................   2,100      95,156
  Siebel Systems, Inc. *................   1,800      85,500
  VeriSign, Inc. *......................     500      77,000
  Veritas Software Co. *................   1,100      88,825
                                                  ----------
                                                     738,612
                                                  ----------

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES MID-CAP GROWTH FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                          SHARES   VALUE !
------------------------------------------------------------
COMMON STOCKS -- CONTINUED
ELECTRICAL EQUIPMENT -- 1.6%
  Solectron Corp. *.....................   1,800  $   87,413
                                                  ----------
ELECTRONICS -- 6.1%
  Broadcom Corp. *......................   1,000      61,625
  KLA-Tencor Corp. *....................   1,000      48,563
  Novellus Systems, Inc. *..............     900      49,612
  PMC Sierra, Inc. *....................   1,200      85,425
  Vitesse Semiconductor Corp. *.........   1,700      86,062
                                                  ----------
                                                     331,287
                                                  ----------
FINANCIAL SERVICES -- 4.5%
  Charles Schwab Corp...................     750      72,094
  Knight/Trimark Group, Inc. *..........   1,100      73,700
  Providian Financial Corp..............     900      99,000
                                                  ----------
                                                     244,794
                                                  ----------
HEALTH CARE -- BIOTECHNOLOGY -- 6.3%
  Biogen, Inc. *........................     800      91,450
  Genentech, Inc. *.....................   1,000      88,625
  Immunex Corp. *.......................     600      49,950
  MedImmune, Inc. *.....................   1,200      71,025
  Sepracor, Inc. *......................     400      44,900
                                                  ----------
                                                     345,950
                                                  ----------
HEALTH CARE -- PRODUCTS -- 1.5%
  MiniMed, Inc. *.......................     800      81,300
                                                  ----------
INSURANCE -- 1.6%
  AFLAC, Inc............................   1,600      87,100
                                                  ----------
LEISURE -- 3.1%
  Circus Circus Enterprises, Inc. *.....   4,700      82,544
  Harley-Davidson, Inc..................   1,500      86,250
                                                  ----------
                                                     168,794
                                                  ----------
OIL & GAS DRILLING EQUIPMENT -- 1.8%
  Diamond Offshore Drilling, Inc........   3,100      98,038
                                                  ----------
RESTAURANTS -- 4.9%
  Papa John's International, Inc. *.....   1,800      79,425
  Starbucks Corp. *.....................   3,500      98,219
  Tricon Global Restaurants, Inc. *.....   1,300      91,325
                                                  ----------
                                                     268,969
                                                  ----------
RETAIL -- GENERAL -- 3.4%
  Dollar General Corp...................   2,500      85,000
  Kohl's Corp. *........................   1,400      99,225
                                                  ----------
                                                     184,225
                                                  ----------
RETAIL -- SPECIALTY -- 11.4%
  Abercrombie & Fitch Co. *.............   1,100     101,200
  Linens 'n Things Inc. *...............   2,200      99,825

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES MID-CAP GROWTH FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                          SHARES   VALUE !
------------------------------------------------------------
COMMON STOCKS -- CONTINUED
RETAIL -- CONTINUED
  O'Reilly Automotive, Inc. *...........   1,500  $   67,125
  Priceline.com Inc. *..................   1,500     124,313
  Staples, Inc. *.......................   3,900     128,212
  Tiffany & Co..........................   1,400     104,650
                                                  ----------
                                                     625,325
                                                  ----------
TELECOMMUNICATIONS -- 1.9%
  Level 3 Communications, Inc. *........     700      50,969
  Metromedia Fiber Network, Inc. *......   1,000      51,812
                                                  ----------
                                                     102,781
                                                  ----------
UTILITIES -- 2.1%
  Montana Power Co......................   1,600     117,700
                                                  ----------
  TOTAL COMMON STOCKS
    (Identified Cost $4,008,170)........           4,842,594
                                                  ----------
TOTAL INVESTMENTS -- 88.5%
  (IDENTIFIED COST $4,008,170) @........           4,842,594
  Cash and Other Assets, Less
    Liabilities -- 11.5%................             629,435
                                                  ----------
NET ASSETS -- 100%......................          $5,472,029
                                                  ----------
                                                  ----------

!SEE NOTE 1.

  *  Non-income producing security.
  @ At March 31, 1999, the net unrealized appreciation on investments based on cost of $4,008,170 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $881,663 and $47,239, respectively, resulting in net unrealized appreciation of $834,424.

                See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES MID-CAP VALUE FUND
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                            SHARES     VALUE !
----------------------------------------------------------------
COMMON STOCKS -- 97.6% OF NET ASSETS
AEROSPACE/DEFENSE -- 3.2%
  Gulfstream Aerospace Corp. *..........       2,300  $   99,762
  Northrop Grumman Corp.................         900      53,888
                                                      ----------
                                                         153,650
                                                      ----------
AUTO & RELATED -- 4.3%
  Hertz Corp............................       2,250     120,375
  Magna International, Inc..............       1,550      88,931
                                                      ----------
                                                         209,306
                                                      ----------
BANKS/SAVINGS & LOANS -- 8.3%
  AmSouth Bancorp.......................       1,350      61,425
  Colonial BancGroup, Inc...............       5,000      60,000
  First Tennessee National Corp.........       1,000      36,625
  Golden State Bancorp, Inc. *..........       2,700      60,075
  SouthTrust Corp.......................       2,600      97,013
  UnionBanCal Corp......................       2,500      85,156
                                                      ----------
                                                         400,294
                                                      ----------
BUSINESS SERVICES -- 0.5%
  Deluxe Corp...........................         800      23,300
                                                      ----------
CHEMICALS -- SPECIALTY -- 1.8%
  Crompton & Knowles Corp...............       2,730      42,998
  Engelhard Corp........................       2,700      45,731
                                                      ----------
                                                          88,729
                                                      ----------
COMMERCIAL SERVICES -- 1.8%
  Stewart Enterprises, Inc..............       5,300      85,131
                                                      ----------
COMMUNICATIONS EQUIPMENT -- 1.9%
  ECI Telecom Ltd.......................       2,600      91,000
                                                      ----------
COMPUTER HARDWARE -- 5.7%
  Apple Computer, Inc. *................       3,100     111,406
  Lexmark International Group, Inc.
    Class A *...........................         700      78,225
  Quantum Corp. *.......................       4,800      86,400
                                                      ----------
                                                         276,031
                                                      ----------
COMPUTER SOFTWARE & SERVICES -- 6.3%
  Cadence Design Systems, Inc. *........       2,700      69,525
  Keane, Inc. *.........................       3,100      66,069
  SunGard Data Systems, Inc. *..........       1,800      72,000
  Symantec Corp. *......................       5,600      94,850
                                                      ----------
                                                         302,444
                                                      ----------
ELECTRONICS -- 2.9%
  SCI Systems, Inc. *...................       2,300      68,137
  Thomas & Betts Corp...................       1,950      73,247
                                                      ----------
                                                         141,384
                                                      ----------
FINANCIAL SERVICES -- 9.1%
  Allmerica Financial Corp..............       1,500      82,594
  CIT Group, Inc. Class A...............       3,800     116,137
  Knight/Trimark Group, Inc. *..........         900      60,300
  MBIA, Inc.............................       1,600      92,800

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES MID-CAP VALUE FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                            SHARES     VALUE !
----------------------------------------------------------------
COMMON STOCKS -- CONTINUED
FINANCIAL SERVICES -- CONTINUED
  PMI Group, Inc........................       1,900  $   88,113
                                                      ----------
                                                         439,944
                                                      ----------
FOOD -- PACKAGED & MISCELLANEOUS -- 3.0%
  Dean Foods Co.........................       2,400      85,500
  Smithfield Foods, Inc. *..............       2,600      58,988
                                                      ----------
                                                         144,488
                                                      ----------
FOREST PRODUCTS -- 1.0%
  Bowater, Inc..........................       1,200      47,550
                                                      ----------
FREIGHT TRANSPORTATION -- 1.4%
  CNF Transportation, Inc...............       1,800      68,063
                                                      ----------
HEALTH CARE -- MEDICAL SUPPLIES -- 1.5%
  St. Jude Medical, Inc. *..............       3,000      73,125
                                                      ----------
HEALTH CARE -- SERVICES -- 3.5%
  Healthsouth Corp. *...................       5,675      58,878
  Humana, Inc. *........................       4,600      79,350
  Total Renal Care Holdings, Inc. *.....       2,800      30,800
                                                      ----------
                                                         169,028
                                                      ----------
HOUSING & BUILDING MATERIALS -- 2.2%
  Southdown, Inc........................       2,000     107,375
                                                      ----------
INSURANCE -- 1.8%
  Reliastar Financial Corp..............       2,000      85,250
                                                      ----------
MACHINERY -- 1.2%
  Applied Power Inc.....................       2,200      59,950
                                                      ----------
MANUFACTURING -- 0.9%
  Pentair, Inc..........................       1,300      43,875
                                                      ----------
NATURAL GAS -- 3.3%
  Columbia Energy Group.................       1,440      75,240
  El Paso Energy Corp...................       2,600      84,987
                                                      ----------
                                                         160,227
                                                      ----------
OFFICE EQUIPMENT -- 1.4%
  Miller Herman, Inc....................       3,800      69,350
                                                      ----------
OIL & GAS DRILLING EQUIPMENT -- 4.6%
  Cooper Cameron Corp. *................       2,475      83,840
  Global Marine, Inc. *.................       4,600      54,050
  Noble Drilling Corp. *................       4,742      82,096
                                                      ----------
                                                         219,986
                                                      ----------
OIL & GAS -- MAJOR INTEGRATED -- 2.0%
  USX Marathon Group....................       3,500      96,250
                                                      ----------
PERSONAL CARE -- 1.3%
  Nu Skin Enterprises, Inc. Class A *...       2,800      64,050
                                                      ----------
RETAIL -- FOOD -- 1.6%
  Food Lion, Inc. Class A...............       7,800      71,784
  Food Lion, Inc. Class B...............         300       2,700
                                                      ----------
                                                          74,484
                                                      ----------

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES MID-CAP VALUE FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                            SHARES     VALUE !
----------------------------------------------------------------
COMMON STOCKS -- CONTINUED
RETAIL -- GENERAL -- 2.7%
  Consolidated Stores Corp. *...........       2,300  $   69,719
  TJX Companies, Inc....................       1,750      59,500
                                                      ----------
                                                         129,219
                                                      ----------
RETAIL -- SPECIALTY -- 7.0%
  Claire's Stores, Inc..................       2,400      72,300
  Saks, Inc. *..........................       2,600      67,600
  Tandy Corp............................       1,800     114,862
  Zale Corp. *..........................       2,400      82,050
                                                      ----------
                                                         336,812
                                                      ----------
TELECOMMUNICATIONS -- 1.1%
  Telephone and Data Systems, Inc.......         900      50,738
                                                      ----------
TEXTILE & APPAREL -- 2.6%
  Nine West Group, Inc. *...............       2,200      54,313
  Tommy Hilfiger Corp. *................       1,000      68,875
                                                      ----------
                                                         123,188
                                                      ----------
UTILITIES -- 7.7%
  DQE, Inc..............................       2,200      84,425
  Energy East Corp......................       1,000      52,562
  Niagara Mohawk Holdings, Inc. *.......       6,800      91,375
  Peco Energy Co........................       1,400      64,750
  Pinnacle West Capital Corp............       2,200      80,025
                                                      ----------
                                                         373,137
                                                      ----------
  TOTAL COMMON STOCKS
    (Identified Cost $4,778,244)........               4,707,358
                                                      ----------
TOTAL INVESTMENTS -- 97.6%
  (IDENTIFIED COST $4,778,244) @........               4,707,358
  Cash and Other Assets, Less
    Liabilities -- 2.4%.................                 116,767
                                                      ----------
NET ASSETS -- 100%......................              $4,824,125
                                                      ----------
                                                      ----------

!SEE NOTE 1.

  *  Non-income producing security.
  @ At March 31, 1999, the net unrealized depreciation on investments based on cost of $4,778,244 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $284,522 and $355,408, respectively, resulting in net unrealized depreciation of $70,886.

                See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP GROWTH FUND
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                            SHARES       VALUE !
-------------------------------------------------------------------
COMMON STOCKS -- 97.0% OF NET ASSETS
ADVERTISING -- 1.0%
  Lamar Advertising Co. *...............       14,250  $    483,609
                                                       ------------
AIRLINES -- 1.0%
  Atlantic Coast Airlines *.............       18,400       517,500
                                                       ------------
BANKS/SAVINGS & LOANS -- 0.9%
  FirstFed Financial Corp. *............        3,300        53,006
  Staten Island Bancorp, Inc............       23,000       395,313
                                                       ------------
                                                            448,319
                                                       ------------
BROADCASTING -- 4.1%
  Citadel Communications Corp. *........       19,800       658,350
  Entercom Communications Corp. *.......       15,100       534,163
  Jones Intercable, Inc. Class A *......       22,400       883,400
                                                       ------------
                                                          2,075,913
                                                       ------------
BUILDING & CONSTRUCTION -- 2.1%
  Dycom Industries, Inc. *..............       24,150     1,050,525
                                                       ------------
BUSINESS SERVICES -- 16.0%
  Abacus Direct Corp. *.................       18,500     1,517,000
  Concentric Network Corp. *............        9,500       710,125
  CSG Systems International, Inc. *.....       26,600     1,049,037
  Labor Ready, Inc. *...................       29,900       779,269
  Lason, Inc. *.........................       16,850       947,812
  ProBusiness Services, Inc. *..........       15,200       638,400
  Profit Recovery Group International,
    Inc. *..............................       25,800     1,019,100
  Security First Technologies Corp. *...        6,400       470,400
  SoftNet Systems, Inc. *...............       13,500       494,438
  Verio, Inc. *.........................        9,800       452,025
                                                       ------------
                                                          8,077,606
                                                       ------------
COMMUNICATIONS EQUIPMENT -- 10.7%
  Antec Corp. *.........................       32,400       696,600
  Com21, Inc. *.........................       21,800       572,250
  Optical Coating Laboratory, Inc.......       20,300       974,400
  Powerwave Technologies, Inc. *........       35,900     1,018,662
  SDL, Inc. *...........................       15,200     1,379,400
  Uniphase Corp. *......................        6,800       782,850
                                                       ------------
                                                          5,424,162
                                                       ------------
COMPUTER HARDWARE -- 0.3%
  Cybex Computer Products Corp. *.......        8,800       157,850
                                                       ------------
COMPUTER SOFTWARE & SERVICES -- 15.8%
  Concord Communications, Inc. *........       16,300       929,100
  Geotel Communications Corp. *.........       25,800     1,183,575
  Inktomi Corp. *.......................        7,200       617,400
  ISS Group, Inc. *.....................        7,300       580,350
  Macromedia, Inc. *....................       24,500     1,110,156
  Mercury Interactive Corp. *...........       26,000       926,250

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP GROWTH FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                            SHARES       VALUE !
-------------------------------------------------------------------
COMMON STOCKS -- CONTINUED
COMPUTER SOFTWARE & SERVICES --
CONTINUED
  New Era of Networks, Inc. *...........       12,700  $    860,425
  Remedy Corp. *........................       41,400       579,600
  VeriSign, Inc. *......................        5,200       800,800
  Visual Networks, Inc. *...............       10,500       392,438
                                                       ------------
                                                          7,980,094
                                                       ------------
EDUCATION -- 1.8%
  ITT Educational Services, Inc. *......       24,700       927,794
                                                       ------------
ELECTRONICS -- 9.9%
  Applied Micro Circuits Corp. *........       23,950     1,023,862
  Flextronics International Ltd. *......       25,000     1,275,000
  HI/FN Inc. *..........................       13,000       487,500
  Novellus Systems, Inc. *..............        7,000       385,875
  PMC Sierra, Inc. *....................        5,600       398,650
  PRI Automation, Inc. *................       16,300       342,300
  TranSwitch Corp. *....................       24,500     1,108,625
                                                       ------------
                                                          5,021,812
                                                       ------------
ENTERTAINMENT -- 0.9%
  Sportsline USA, Inc. *................       10,200       465,375
                                                       ------------
HEALTH CARE -- BIOTECHNOLOGY -- 3.6%
  ICOS Corp. *..........................       17,900       604,125
  MedImmune, Inc. *.....................        6,800       402,475
  Sepracor, Inc. *......................        3,700       415,325
  Visible Genetics Inc. *...............       22,600       395,500
                                                       ------------
                                                          1,817,425
                                                       ------------
HEALTH CARE -- DRUGS -- 1.8%
  Alkermes, Inc. *......................       19,100       520,475
  Anesta Corp. *........................       18,500       417,406
                                                       ------------
                                                            937,881
                                                       ------------
HEALTH CARE -- PRODUCTS -- 5.9%
  Biomatrix, Inc. *.....................       13,400     1,045,200
  MiniMed, Inc. *.......................        9,000       914,625
  Osteotech, Inc. *.....................       18,900       649,687
  ResMed Inc. *.........................       13,500       381,375
                                                       ------------
                                                          2,990,887
                                                       ------------
HEALTH CARE -- SERVICES -- 3.0%
  MedQuist, Inc. *......................       30,300       909,000
  TLC The Laser Center, Inc. *..........       19,200       618,000
                                                       ------------
                                                          1,527,000
                                                       ------------
INSURANCE -- 0.9%
  Annuity and Life Re (Holdings) Ltd.
    *...................................       19,100       436,913
                                                       ------------
OIL & GAS DRILLING EQUIPMENT -- 1.2%
  Atwood Oceanics, Inc. *...............       19,900       597,000
                                                       ------------

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP GROWTH FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                            SHARES       VALUE !
-------------------------------------------------------------------
COMMON STOCKS -- CONTINUED
RESTAURANTS -- 2.2%
  Papa John's International, Inc. *.....       24,700  $  1,089,888
                                                       ------------
RETAIL -- GENERAL -- 1.8%
  99 Cents Only Stores *................       21,050       893,309
                                                       ------------
RETAIL -- SPECIALTY -- 8.0%
  AnnTaylor Stores Corp. *..............       27,300     1,206,318
  CSK Auto Corp. *......................       12,900       386,194
  Linens 'n Things Inc. *...............       28,000     1,270,500
  Pacific Sunwear of California *.......       34,800     1,209,300
                                                       ------------
                                                          4,072,312
                                                       ------------
TELECOMMUNICATIONS -- 4.1%
  Gilat Satellite Networks Ltd *........       16,800     1,008,000
  Metromedia Fiber Network, Inc. *......       11,400       590,663
  Viatel, Inc. *........................       16,900       481,650
                                                       ------------
                                                          2,080,313
                                                       ------------
  TOTAL COMMON STOCKS
    (Identified Cost $40,467,712).......                 49,073,487
                                                       ------------

                                             FACE
                                            AMOUNT
-------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 5.7% OF NET ASSETS
  Repurchase Agreement with State Street
    Bank and Trust Co.,
    dated 3/31/99 at 4.000% to be
    repurchased at $2,870,319 on 4/1/99
    collateralized by $2,290,000 U.S.
    Treasury Bond, 8.125%, due 8/15/21
    with a value of $2,931,200..........  $ 2,870,000     2,870,000
                                                       ------------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $2,870,000)........                  2,870,000
                                                       ------------
  TOTAL INVESTMENTS -- 102.7%
    (IDENTIFIED COST $43,337,712) @.....                 51,943,487
  Liabilities, Less Cash and Other
    Assets -- (2.7%)....................                 (1,341,709)
                                                       ------------
  NET ASSETS -- 100%....................               $ 50,601,778
                                                       ------------
                                                       ------------

!See Note 1.

  *  Non-income producing security.
  @ At March 31, 1999, the net unrealized appreciation on investments based on cost of $43,337,712 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $9,784,092 and $1,178,317, respectively, resulting in net unrealized appreciation of $8,605,775.

                See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP VALUE FUND
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                            SHARES      VALUE !
------------------------------------------------------------------
COMMON STOCKS -- 91.7% OF NET ASSETS
ADVERTISING -- 1.2%
  Getty Images, Inc. *..................      54,200  $  1,138,200
  R.H. Donnelley Corp...................     207,400     3,201,737
                                                      ------------
                                                         4,339,937
                                                      ------------
AEROSPACE/DEFENSE -- 3.1%
  AAR Corp..............................      38,800       691,125
  Alliant Techsystems, Inc. *...........      33,900     2,633,606
  Gencorp, Inc..........................      47,600       856,800
  Newport News Shipbuilding, Inc........      75,900     2,405,081
  Nichols Research Corp. *..............      73,250     1,382,594
  Orbital Sciences Corp. *..............      84,900     2,403,731
  REMEC, Inc. *.........................      61,900     1,292,163
                                                      ------------
                                                        11,665,100
                                                      ------------
AUTO & RELATED -- 1.6%
  Intermet Corp.........................     152,600     2,041,025
  SPX Corp *............................      33,100     1,669,481
  Tower Automotive, Inc. *..............     110,000     2,048,750
                                                      ------------
                                                         5,759,256
                                                      ------------
BANKS/SAVINGS & LOANS -- 5.9%
  Bank United Corp......................      63,300     2,587,387
  Chittenden Corp. *....................      38,400     1,022,400
  City National Corp....................      54,500     1,682,688
  CNB Bancshares, Inc...................      52,980     2,132,445
  Colonial BancGroup, Inc...............     105,500     1,266,000
  Commercial Federal Corp...............     126,650     2,936,697
  Cullen Frost Bankers, Inc.............      72,000     3,451,500
  HUBCO, Inc............................      68,200     2,288,962
  Local Financial Corp. *...............      97,500       907,969
  Pacific Bank, N.A.....................      13,400       281,400
  Staten Island Bancorp, Inc............      84,700     1,455,781
  Western Bancorp.......................      56,800     1,757,250
                                                      ------------
                                                        21,770,479
                                                      ------------
BEVERAGES -- 0.4%
  Whitman Corp..........................      90,800     1,560,625
                                                      ------------
BROADCASTING -- 0.8%
  Hearst-Argyle Television, Inc. *......     123,000     3,028,875
                                                      ------------
BUSINESS SERVICES -- 2.4%
  ACNielson Corp. *.....................     131,700     3,572,362
  Deluxe Corp...........................      98,200     2,860,075
  Harte-Hanks, Inc......................      95,700     2,625,769
                                                      ------------
                                                         9,058,206
                                                      ------------
CHEMICALS -- SPECIALTY -- 4.4%
  Cuno, Inc. *..........................      80,900     1,132,600
  Cytec Industries, Inc. *..............      59,700     1,332,056

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-----------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP VALUE FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                            SHARES      VALUE !
------------------------------------------------------------------
COMMON STOCKS -- CONTINUED
CHEMICALS -- CONTINUED
  Ferro Corp............................     112,200  $  2,776,950
  Great Lakes Chemical Corp.............      48,900     1,797,075
  Minerals Technologies Inc.............      55,400     2,659,200
  OM Group, Inc.........................      60,600     1,999,800
  Scotts Co. *..........................      63,300     2,365,838
  Solutia, Inc..........................     135,200     2,349,100
                                                      ------------
                                                        16,412,619
                                                      ------------
COMMERCIAL SERVICES -- 2.2%
  Nielsen Media Research................     143,300     3,537,719
  Viad Corp.............................     168,300     4,680,843
                                                      ------------
                                                         8,218,562
                                                      ------------
COMMUNICATIONS EQUIPMENT -- 1.0%
  Inter-Tel, Inc........................      96,700     1,504,894
  PairGain Technologies, Inc. *.........     231,200     2,254,200
                                                      ------------
                                                         3,759,094
                                                      ------------
COMPUTER HARDWARE -- 1.8%
  Fore Systems, Inc. *..................     106,100     2,005,953
  Quantum Corp. *.......................      38,100       685,800
  Sequent Computer Systems, Inc. *......     178,700     1,619,469
  SMART Modular Technologies, Inc. *....      87,000     1,299,562
  Western Digital *.....................     132,600     1,052,513
                                                      ------------
                                                         6,663,297
                                                      ------------
COMPUTER SOFTWARE & SERVICES -- 2.0%
  MMC Networks, Inc. *..................      45,500       728,000
  Preview Travel, Inc. *................      49,500       940,500
  Symantec Corp. *......................      75,300     1,275,394
  Visio Corp. *.........................      71,200     2,002,500
  Wang Laboratories, Inc. *.............     125,000     2,453,125
                                                      ------------
                                                         7,399,519
                                                      ------------
DATA PROCESSING SERVICES -- 0.3%
  Information Resources, Inc. *.........     192,000     1,236,000
                                                      ------------
ELECTRONICS -- 5.9%
  Actel Corp. *.........................     128,900     2,118,794
  Alpha Industries, Inc. *..............     123,650     2,272,069
  Artesyn Technologies, Inc. *..........     101,500     1,256,062
  Atmel Corp. *.........................     122,700     1,863,506
  AVX Corp..............................      98,200     1,571,200
  Cypress Semiconductor Corp. *.........     308,400     2,775,600
  Dallas Semiconductor Corp.............      16,200       625,725
  Litton Industries, Inc. *.............      51,500     2,961,250
  Sawtek Inc. *.........................      63,600     2,146,500
  Tektronix, Inc........................      90,300     2,280,075

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LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP VALUE FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                            SHARES      VALUE !
------------------------------------------------------------------
COMMON STOCKS -- CONTINUED
ELECTRONICS -- CONTINUED
  Vishay Intertechnology, Inc. *........     128,740  $  1,874,776
                                                      ------------
                                                        21,745,557
                                                      ------------
ENVIRONMENTAL SERVICES -- 0.6%
  American States Water Co..............      64,500     1,564,125
  Tetra Tech, Inc. *....................      38,300       806,694
                                                      ------------
                                                         2,370,819
                                                      ------------
FINANCIAL SERVICES -- 4.2%
  AMRESCO, Inc. *.......................     194,600     1,495,988
  Anthracite Mortgage Capital, Inc......     214,000     1,605,000
  Community First Bankshares, Inc.......     157,800     3,156,000
  DVI, Inc. *...........................     148,600     2,210,425
  Federated Investors, Inc. Class B.....     198,100     3,602,944
  Imperial Credit Industries, Inc. *....     255,000     1,864,687
  UniCapital Corp. *....................     286,700     1,827,712
                                                      ------------
                                                        15,762,756
                                                      ------------
FOOD -- PACKAGED & MISCELLANEOUS -- 3.7%
  Corn Products International, Inc. *...      79,300     1,898,244
  Dean Foods Co.........................      42,000     1,496,250
  International Home Foods, Inc. *......     112,400     1,805,425
  International Multifoods Corp.........     178,700     4,165,944
  Michael Foods, Inc....................     193,100     3,680,969
  Vlasic Foods International, Inc. *....      60,600       784,012
                                                      ------------
                                                        13,830,844
                                                      ------------
FOREST PRODUCTS -- 0.5%
  Chesapeake Corp.......................      66,300     1,798,388
                                                      ------------
FREIGHT TRANSPORTATION -- 1.0%
  CNF Transportation, Inc...............      46,600     1,762,063
  J.B. Hunt Transport Services, Inc.....      84,000     1,764,000
                                                      ------------
                                                         3,526,063
                                                      ------------
HEALTH CARE -- DRUGS -- 2.1%
  Biovail Corp. International *.........      73,000     2,810,500
  ChiRex, Inc. *........................      59,100     1,447,950
  Jones Pharma, Inc.....................      96,600     3,356,850
                                                      ------------
                                                         7,615,300
                                                      ------------
HEALTH CARE -- MEDICAL TECHNOLOGY --
  5.3%
  ADAC Laboratories *...................     160,500     2,186,812
  Beckman Coulter, Inc..................      70,400     3,097,600
  Conmed Corp. *........................     136,875     4,243,125
  Dentsply International, Inc...........     150,100     3,489,825
  EndoSonics Corp. *....................     220,100     1,430,650
  Invacare Corp.........................     103,100     2,506,619
  Respironics, Inc. *...................     217,300     2,865,644
                                                      ------------
                                                        19,820,275
                                                      ------------

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP VALUE FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                            SHARES      VALUE !
------------------------------------------------------------------
COMMON STOCKS -- CONTINUED
HEALTH CARE -- SERVICES -- 2.4%
  Alternative Living Services, Inc. *...      88,700  $  1,774,000
  Capital Senior Living Communities L.P.
    *...................................     131,200       926,600
  Medaphis Corp. *......................     290,100       707,119
  Trigon Healthcare, Inc. *.............     123,500     4,229,875
  VWR Scientific Products Corp. *.......      61,700     1,388,250
                                                      ------------
                                                         9,025,844
                                                      ------------
HOME BUILDERS -- 0.7%
  Champion Enterprises, Inc. *..........     128,100     2,481,938
                                                      ------------
HOME PRODUCTS -- 1.8%
  Furniture Brands International, Inc.
    *...................................     105,800     2,340,825
  Premark International, Inc............     128,000     4,216,000
                                                      ------------
                                                         6,556,825
                                                      ------------
HOUSING & BUILDING MATERIALS -- 1.2%
  Giant Cement Holding, Inc. *..........     105,400     1,811,563
  Shaw Industries, Inc. *...............      47,100       871,350
  Southdown, Inc........................      34,600     1,857,588
                                                      ------------
                                                         4,540,501
                                                      ------------
INSURANCE -- 4.3%
  AmerUs Life Holdings, Inc.............      70,400     1,689,600
  Arthur J. Gallagher & Co..............      10,300       473,800
  Capital Reinsurance Corp..............     116,800     2,014,800
  CMAC Investment Corp..................      44,000     1,716,000
  CNA Surety Corp.......................     161,200     1,994,850
  Everest Reinsurance Holdings, Inc.....      61,000     1,902,437
  Horace Mann Educators Corp............      79,800     1,850,363
  Medical Assurance, Inc. *.............      70,840     1,983,520
  Protective Life Corp..................      66,500     2,518,687
                                                      ------------
                                                        16,144,057
                                                      ------------
LODGING & HOTEL -- 0.5%
  MeriStar Hospitality Corp. *..........     110,127     2,002,935
                                                      ------------
MACHINERY -- 0.7%
  Milacron Inc..........................      91,000     1,433,250
  SpeedFam International, Inc. *........      87,000     1,044,000
                                                      ------------
                                                         2,477,250
                                                      ------------
MANUFACTURING -- 3.7%
  A.O. Smith Corp.......................     104,400     1,983,600
  Crane Co..............................      53,100     1,284,356
  Federal Signal Corp...................     140,900     2,941,287
  MascoTech, Inc........................     124,500     1,929,750
  National Service Industries, Inc......      57,700     1,965,406
  Pentair, Inc..........................      71,700     2,419,875
  Regal-Beloit Corp.....................      75,100     1,356,494
                                                      ------------
                                                        13,880,768
                                                      ------------

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-----------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP VALUE FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                            SHARES      VALUE !
------------------------------------------------------------------
COMMON STOCKS -- CONTINUED
METALS -- 1.0%
  Bethlehem Steel Corp. *...............     140,200  $  1,156,650
  Worthington Industries, Inc...........     223,600     2,627,300
                                                      ------------
                                                         3,783,950
                                                      ------------
NATURAL GAS -- 2.0%
  Eastern Enterprises...................      64,500     2,346,188
  MCN Energy Group, Inc.................     178,100     2,860,731
  Public Service Company of North
    Carolina, Inc.......................      80,800     2,292,700
                                                      ------------
                                                         7,499,619
                                                      ------------
OFFICE EQUIPMENT -- 2.1%
  Bell & Howell Co. *...................      48,500     1,421,656
  Daisytek International Corp. *........     180,400     2,999,150
  HON Industries, Inc...................      65,800     1,443,488
  National Computer Systems, Inc........      81,500     1,996,750
                                                      ------------
                                                         7,861,044
                                                      ------------
OIL & GAS DRILLING EQUIPMENT -- 2.5%
  BJ Services Co. *.....................     154,600     3,623,437
  Cooper Cameron Corp. *................      73,500     2,489,813
  Santa Fe International Corp...........     176,400     3,296,475
                                                      ------------
                                                         9,409,725
                                                      ------------
OIL & GAS EXPLORATION -- 0.9%
  Newfield Exploration Co. *............      95,500     2,160,687
  Plains Resources, Inc. *..............      84,000     1,260,000
                                                      ------------
                                                         3,420,687
                                                      ------------
REAL ESTATE INVESTMENT TRUSTS -- 4.4%
  Brandywine Realty Corp................     118,000     1,917,500
  Capital Automotive *..................     230,800     2,870,575
  Healthcare Realty Trust, Inc..........     141,026     2,679,494
  Liberty Property......................     170,300     3,533,725
  Pacific Gulf Properties, Inc..........     100,700     1,812,600
  Sun Communities, Inc..................     105,000     3,333,750
                                                      ------------
                                                        16,147,644
                                                      ------------
REFRIGERATION SYSTEMS -- 0.6%
  Hussmann International, Inc...........     155,400     2,282,438
                                                      ------------
RESTAURANTS -- 1.8%
  CEC Entertainment, Inc. *.............      86,900     3,117,537
  Foodmaker, Inc. *.....................      53,500     1,364,250
  Wendy's International, Inc............      83,200     2,366,000
                                                      ------------
                                                         6,847,787
                                                      ------------
RETAIL -- FOOD -- 1.8%
  Great Atlantic & Pacific Tea Company,
    Inc.................................      61,400     1,842,000
  Hannaford Brothers Co.................      78,500     3,566,844
  Richfood Holdings, Inc................      56,400     1,216,125
                                                      ------------
                                                         6,624,969
                                                      ------------

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP VALUE FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                            SHARES      VALUE !
------------------------------------------------------------------
COMMON STOCKS -- CONTINUED
RETAIL -- GENERAL -- 0.8%
  Ames Department Stores, Inc. *........      33,100  $  1,228,837
  BJ's Wholesale Club, Inc. *...........      61,300     1,620,619
                                                      ------------
                                                         2,849,456
                                                      ------------
RETAIL -- SPECIALTY -- 2.8%
  Burlington Coat Factory Warehouse
    Corp................................     213,300     2,506,275
  Claire's Stores, Inc..................      45,100     1,358,638
  Jostens, Inc..........................     104,000     2,210,000
  Ross Stores, Inc......................      41,700     1,826,981
  Talbots, Inc..........................      65,400     1,594,125
  Zale Corp. *..........................      21,500       735,031
                                                      ------------
                                                        10,231,050
                                                      ------------
SECURITY SYSTEMS -- 0.7%
  Borg Warner Security Corp. *..........     144,800     2,425,400
                                                      ------------
TELECOMMUNICATIONS -- 0.8%
  Boston Communications Group, Inc. *...     123,800     1,207,050
  Transaction Network Services, Inc.
    *...................................     109,800     1,797,975
                                                      ------------
                                                         3,005,025
                                                      ------------
TEXTILE & APPAREL -- 0.8%
  Burlington Industries, Inc. *.........      93,200       617,450
  Liz Claiborne, Inc....................      67,900     2,215,237
                                                      ------------
                                                         2,832,687
                                                      ------------
UTILITIES -- 3.0%
  BEC Energy............................      48,900     1,797,075
  Commonwealth Energy Systems...........      39,700     1,528,450
  New Jersey Resources Corp.............      30,600     1,088,213
  Rochester Gas & Electric Corp.........      71,400     1,829,625
  Washington Gas Light Co...............      58,300     1,319,037
  WPS Resources Corp....................     116,700     3,442,650
                                                      ------------
                                                        11,005,050
                                                      ------------
  TOTAL COMMON STOCKS
    (Identified Cost $357,982,207)......               340,678,220
                                                      ------------
WARRANTS -- 0.0% OF NET ASSETS
ENTERTAINMENT -- 0.0%
  Iwerks Entertainment, Inc. *..........       1,364             0
                                                      ------------
  TOTAL WARRANTS
    (Identified Cost $0)................                         0
                                                      ------------

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-----------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP VALUE FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                             FACE
                                            AMOUNT      VALUE !
------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 8.4% OF NET ASSETS
  Associates Corp. of North America,
    4.950%, 4/01/99.....................  $18,179,912 $ 18,179,912
  Chevron USA Inc., 4.750%, 4/01/99.....  13,000,000    13,000,000
                                                      ------------
  TOTAL SHORT-TERM INVESTMENTS
    (Identified Cost $31,179,912).......                31,179,912
                                                      ------------
TOTAL INVESTMENTS -- 100.1%
  (IDENTIFIED COST $389,162,119) @......               371,858,132
  Liabilities, Less Cash and Other
    Assets -- (0.1%)....................                  (371,665)
                                                      ------------
NET ASSETS -- 100%......................              $371,486,467
                                                      ------------
                                                      ------------

!See Note 1.

  *  Non-income producing security.
  @ At March 31, 1999, the net unrealized depreciation on investments based on cost of $389,162,119 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $24,940,364 and $42,244,351, respectively, resulting in net unrealized depreciation of $17,303,987.

                See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
LOOMIS SAYLES WORLDWIDE FUND
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                               FACE
                                              AMOUNT         VALUE !
------------------------------------------------------------------------
BONDS AND NOTES -- 47.2% OF NET ASSETS
AUSTRALIA -- 2.1%
  Queensland Treasury, 8.000%,
    9/14/07........................  AUD        100,000  $        73,530
  South Australia Government
    Finance Authority, Zero Coupon
    Bond, 12/21/15.................             220,000           48,719
                                                         ---------------
                                                                 122,249
                                                         ---------------
NEW ZEALAND -- 1.5%
  Government of New Zealand,
    8.000%, 11/15/06...............  NZD        150,000           91,521
                                                         ---------------
PHILIPPINES -- 3.4%
  FLI Capital Cayman, 3.750%,
    2/01/02 (step to 6.250% on
    8/01/99) # +...................  USD        150,000          126,000
  MBIA, Inc., Zero Coupon Bond,
    12/18/01 +.....................             100,000           76,125
                                                         ---------------
                                                                 202,125
                                                         ---------------
SOUTH KOREA -- 2.3%
  Samsung Electronics Co. Ltd.,
    Zero Coupon Bond, 12/31/07 +...              75,000           74,437
  Ssangyong Oil Refining Co., Inc.,
    3.000%, 12/31/04 +.............             100,000           63,750
                                                         ---------------
                                                                 138,187
                                                         ---------------
THAILAND -- 3.1%
  Bangkok Bank Public Co. Ltd.,
    4.589%, 3/03/04 +..............             300,000          139,500
  Loxley Public Co. Ltd., 2.500%,
    4/04/01 +......................             450,000           45,000
                                                         ---------------
                                                                 184,500
                                                         ---------------
UNITED STATES -- 34.8%
  Apple Computer, Inc., 6.500%,
    2/15/04........................             250,000          223,750
  Arch Communications Group, Inc.,
    Zero Coupon Bond, 3/15/08 (step
    to 10.875% on 3/15/01) #.......             300,000          123,000
  Baker Hughes, Inc., Zero Coupon
    Bond, 5/05/08 +................             100,000           69,500
  Bell Atlantic Financial Services,
    4.250%, 9/15/05 +..............             100,000          109,750
  Boston Chicken, Inc., 4.500%,
    2/01/04 + ^....................             125,000            5,000
  Builders Transportation, Inc.,
    8.000%, 8/15/05 + ^............              95,000              119
  Chesapeake Energy Corp., 7.875%,
    3/15/04........................             100,000           78,000
  CML Group, Inc., 5.500%, 1/15/03
    + ^............................             150,000            3,000
  Columbia/HCA Healthcare Corp.,
    7.050%, 12/01/27...............              50,000           39,077
  Columbia/HCA Healthcare Corp.,
    7.190%, 11/15/15...............              50,000           41,415
  Dillon Read Structured Finance
    Corp., 6.660%, 8/15/10.........             159,928          145,678
  Dura Pharmaceuticals, Inc.,
    3.500%, 7/15/02 +..............             100,000           75,500
  Exide Corp., 2.900%, 12/15/05
    144A +.........................             125,000           69,375
  Fox Family Worldwide, Inc., Zero
    Coupon Bond, 11/01/07 (step to
    10.250% on 11/01/02) #.........             150,000           96,000
  Hyperion Telecommunications,
    Inc., Zero Coupon Bond, 4/15/03
    (step to 13.000% on 4/15/01)
    #..............................             150,000          123,750
  Kent Electronics Corp., 4.500%,
    9/01/04 +......................              50,000           36,500
  Lam Research Corp., 5.000%,
    9/01/02 +......................             150,000          126,000
  Loews Corp., 3.125%, 9/15/07 +...             150,000          127,875
  Nextel Communications, Inc., Zero
    Coupon Bond, 9/15/07 (step to
    10.650% on 9/15/02) #..........             200,000          146,000
  Pioneer Natural Resources Co.,
    7.200%, 1/15/28................              75,000           49,906

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-----------------------------------------------------------------------
LOOMIS SAYLES WORLDWIDE FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                               FACE
                                              AMOUNT         VALUE !
------------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
UNITED STATES -- CONTINUED
  R & B Falcon Corp., 7.375%,
    4/15/18........................  USD         75,000  $        54,289
  RCN Corp., Zero Coupon Bond,
    10/15/07 (step to 11.125% on
    10/15/02) #....................             175,000          118,125
  Read Rite Corp., 6.500%, 9/01/04
    +..............................             100,000           60,500
  Thermedics, Inc., Zero Coupon
    Bond, 6/01/03 +................             100,000           64,000
  Thermo Electron Corp., 4.250%,
    1/01/03 144A +.................              50,000           44,250
  Woolworth Corp., 8.500%,
    1/15/22........................              50,000           36,500
                                                         ---------------
                                                               2,066,859
                                                         ---------------
  TOTAL BONDS AND NOTES
    (Identified Cost $3,327,452)...                            2,805,441
                                                         ---------------

                                              SHARES
------------------------------------------------------------------------
COMMON STOCKS -- 47.1% OF NET ASSETS
AUSTRALIA -- 2.0%
  Southcorp........................              29,000          118,310
                                                         ---------------
FRANCE -- 4.9%
  Guyenne et Gascogne..............                 400          177,420
  St. Gobain.......................                 700          111,050
                                                         ---------------
                                                                 288,470
                                                         ---------------
HUNGARY -- 3.1%
  MATAV............................              34,000          181,255
                                                         ---------------
ITALY -- 3.2%
  ENI..............................              30,000          191,019
                                                         ---------------
NEW ZEALAND -- 4.0%
  Air New Zealand, Class B.........             138,000          240,463
                                                         ---------------
NORWAY -- 1.4%
  Christiania Bank.................              22,000           85,841
                                                         ---------------
SPAIN -- 3.1%
  Mapfre Vida......................               2,500           82,154
  Sol Melia........................               2,750          100,757
                                                         ---------------
                                                                 182,911
                                                         ---------------
THAILAND -- 0.9%
  Advanced Info Service............               7,700           55,739
                                                         ---------------
UNITED KINGDOM -- 2.2%
  Boots............................               9,000          130,241
                                                         ---------------
UNITED STATES -- 22.3%
  American International Group,
    Inc............................                 200           24,125
  Analog Devices, Inc. *...........               1,000           29,750
  Apache Corp......................               1,000           26,062
  Applied Materials, Inc. *........                 500           30,844
  Baker Hughes, Inc................               1,100           26,744

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LOOMIS SAYLES WORLDWIDE FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                              SHARES         VALUE !
------------------------------------------------------------------------
COMMON STOCKS -- CONTINUED
UNITED STATES -- CONTINUED
  Biogen, Inc. *...................                 300  $        34,294
  Burlington Resources, Inc........               1,000           39,937
  CVS Corp.........................                 600           28,500
  Dollar General Corp..............               1,000           34,000
  EMC Corp. *......................                 300           38,325
  Enron Corp.......................                 500           32,125
  Georgia Pacific Corp.............                 400           29,700
  Guidant Corp.....................                 400           24,200
  Halliburton Co...................                 800           30,800
  Hasbro, Inc......................                 750           21,703
  International Business Machines
    Corp...........................                 200           35,450
  Jefferson-Pilot Corp.............                 400           27,100
  Kerr-McGee Corp..................                 900           29,531
  McDonald's Corp..................                 800           36,250
  MCI WorldCom, Inc. *.............                 400           35,425
  MediaOne Group, Inc. *...........                 500           31,750
  Medtronic, Inc...................                 400           28,700
  Meritor Automotive, Inc..........                   1               16
  Omnicom Group, Inc...............                 500           39,969
  Pfizer, Inc......................                 200           27,750
  Raytheon Co......................                 600           35,175
  SBC Communications, Inc..........                 500           23,563
  Schering-Plough Corp.............                 600           33,187
  Sealed Air Corp. *...............                 450           22,134
  Smurfit-Stone Container Corp.
    *..............................               1,400           27,037
  Sprint Corp......................                 400           39,250
  Staples, Inc. *..................               1,050           34,519
  Sun Microsystems, Inc. *.........                 300           37,519
  The Learning Company, Inc........               7,105          206,045
  Time Warner, Inc.................                 500           35,531
  Union Pacific Corp...............                 500           26,719
  Vastar Resources, Inc............                 600           28,650
  Xerox Corp.......................                 600           32,025
                                                         ---------------
                                                               1,324,404
                                                         ---------------
  TOTAL COMMON STOCKS
    (Identified Cost $2,590,968)...                            2,798,653
                                                         ---------------
PREFERRED STOCKS -- 2.4% OF NET ASSETS
JAPAN -- 2.4%
  Sakura Finance, 0.750%...........          24,000,000          141,772
                                                         ---------------
  TOTAL PREFERRED STOCKS
    (Identified Cost $186,152).....                              141,772
                                                         ---------------

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LOOMIS SAYLES WORLDWIDE FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999 (UNAUDITED)

                                               FACE
                                              AMOUNT         VALUE !
------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 2.9% OF NET ASSETS
  Repurchase Agreement with State
    Street Bank and Trust Co.,
    dated 3/31/99 at 4.000% to be
    repurchased at $174,019 on
    4/1/99 collateralized by
    $140,000 U.S. Treasury Bond,
    8.125%, due 8/15/21 with a
    value of $179,200..............  USD        174,000  $       174,000
                                                         ---------------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $174,000).....                              174,000
                                                         ---------------
TOTAL INVESTMENTS -- 99.6%
  (IDENTIFIED COST $6,278,572) @...                            5,919,866
  Cash and Other Assets, Less
    Liabilities -- 0.4%............                               25,639
                                                         ---------------
NET ASSETS -- 100%.................                      $     5,945,505
                                                         ---------------
                                                         ---------------

  !  See Note 1.
  +  Convertible Bond.
  # Step Bond: Coupon is zero or below market rate for initial period and then increases at a specififed date and rate.
  ^  Security in default.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
  *  Non-income producing security.
  @ At March 31, 1999, the net unrealized depreciation on investments based on cost of $6,278,572 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $494,119 and $852,825, respectively, resulting in net unrealized depreciation of $358,706.

KEY TO ABBREVIATIONS:

AUD:  Australian Dollar
NZD:  New Zealand Dollar
USD:  United States Dollar

                  Ten Largest Sector Holdings at March 31, 1999
                          as a Percentage of Net Assets

Telecommunications                                              12.2%
Oil & Gas                                                        8.9%
Computers                                                        8.2%
Electronics                                                      6.7%
Retail -- General                                                6.4%
Financial Services                                               4.5%
Insurance                                                        4.4%
Airlines                                                         4.0%
Banking & Finance                                                3.6%
Retail -- Drug                                                   3.5%

                See accompanying notes to financial statements.

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                      [THIS PAGE INTENTIONALLY LEFT BLANK]

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-----------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
-------------------------------------------------------
MARCH 31, 1999 (UNAUDITED)

                              CORE        GROWTH     INTERNATIONAL
                           VALUE FUND      FUND       EQUITY FUND
                           -----------  -----------  --------------
ASSETS
  Investments at value...  $76,350,674  $29,074,332    $ 69,444,332
  Cash...................            0          462             552
  Foreign currency at
    value................            0            0       1,980,918
  Receivable for:
    Fund shares sold.....        3,074            0          13,275
    Securities sold......      630,541      169,680         382,015
    Dividends and
      interest -- net....      143,128       11,032         154,169
    Foreign tax
      reclaim............        1,578            0          67,361
  Due from the adviser
    (Note 3).............        1,767       11,626          16,992
  Other assets (Note
    1H)..................            0            0               0
                           -----------  -----------  --------------
                            77,130,762   29,267,132      72,059,614
                           -----------  -----------  --------------
LIABILITIES
  Payable for:
    Securities
      purchased..........    1,714,205      291,065         948,517
    Fund shares
      redeemed...........      136,496        9,038         141,240
    Foreign taxes........        3,667            0          12,260
    Payable to custodian
      bank...............            0            0               0
  Accrued expenses:
    Management fees (Note
      3).................       32,349       11,940          45,425
    Trustees' fees (Note
      3A)................        1,958        1,957           1,957
    Administrative
      fees...............        4,027        1,306           3,498
  Other..................       27,391       24,625          46,087
                           -----------  -----------  --------------
                             1,920,093      339,931       1,198,984
                           -----------  -----------  --------------
NET ASSETS...............  $75,210,669  $28,927,201    $ 70,860,630
                           -----------  -----------  --------------
                           -----------  -----------  --------------
  Net Assets consist of:
    Capital paid in......  $61,382,332  $22,745,312    $ 68,456,439
    Undistributed (or
      Distribution in
      excess of) net
      investment
      income.............      244,297      (49,437)         64,096
    Accumulated net
      realized gain
      (loss).............    3,647,965      649,796         862,816
    Unrealized
      appreciation
      (depreciation) on:
      Investments........    9,936,075    5,581,530       1,478,844
      Foreign currency
        translations.....            0            0          (1,565)
                           -----------  -----------  --------------
NET ASSETS...............  $75,210,669  $28,927,201    $ 70,860,630
                           -----------  -----------  --------------
                           -----------  -----------  --------------
INSTITUTIONAL CLASS:
  Net assets.............  $74,487,338  $28,293,469    $ 70,687,807
  Shares of beneficial
    interest outstanding,
    no par value.........    4,285,407    2,515,713       6,078,432
  Net asset value and
    redemption price per
    Institutional
    share................  $     17.38  $     11.25    $      11.63
RETAIL CLASS:
  Net assets.............  $   723,331  $   633,732    $    172,823
  Shares of beneficial
    interest outstanding,
    no par value.........       41,707       56,820          14,911
  Net asset value and
    redemption price per
    Retail share.........  $     17.34  $     11.15    $      11.59
ADMIN CLASS:
  Net assets.............           --           --              --
  Shares of beneficial
    interest outstanding,
    no par value.........           --           --              --
  Net asset value and
    redemption price per
    Admin share..........           --           --              --
Identified cost of
  investments............  $66,414,599  $23,492,802    $ 67,965,488
                           -----------  -----------  --------------
                           -----------  -----------  --------------

                 See accompanying notes to financial statements.

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-----------------------------------------------------------------------

-------------------------------------------------------

                             MID-CAP       MID-CAP      SMALL CAP       SMALL CAP
                             GROWTH         VALUE         GROWTH          VALUE        WORLDWIDE
                              FUND          FUND           FUND           FUND           FUND
                           -----------   -----------   ------------   -------------   -----------
ASSETS
  Investments at value...  $ 4,842,594   $ 4,707,358   $ 51,943,487   $ 371,858,132   $ 5,919,866
  Cash...................            0        65,803            416               0           365
  Foreign currency at
    value................            0             0              0               0            58
  Receivable for:
    Fund shares sold.....      888,664             0         33,799       1,349,274             0
    Securities sold......      404,143        96,696        326,846       3,401,845             0
    Dividends and
      interest -- net....          682         5,617            319         510,259        38,366
    Foreign tax
      reclaim............            0             0              0               0           712
  Due from the adviser
    (Note 3).............       12,122        12,926          4,175           1,774        14,607
  Other assets (Note
    1H)..................            0             0              0               0         1,890
                           -----------   -----------   ------------   -------------   -----------
                             6,148,205     4,888,400     52,309,042     377,121,284     5,975,864
                           -----------   -----------   ------------   -------------   -----------
LIABILITIES
  Payable for:
    Securities
      purchased..........      524,317        43,721        895,553       4,526,597             0
    Fund shares
      redeemed...........       18,773             0        761,038         796,766             0
    Foreign taxes........            0            33              0               0           666
    Payable to custodian
      bank...............      114,004             0              0               0             0
  Accrued expenses:
    Management fees (Note
      3).................        2,751         3,144         29,815         237,400         3,756
    Trustees' fees (Note
      3A)................        1,958         1,958          1,958           1,957         1,957
    Administrative
      fees...............          930           636          1,752          16,682           682
  Other..................       13,443        14,783         17,148          55,415        23,298
                           -----------   -----------   ------------   -------------   -----------
                               676,176        64,275      1,707,264       5,634,817        30,359
                           -----------   -----------   ------------   -------------   -----------
NET ASSETS...............  $ 5,472,029   $ 4,824,125   $ 50,601,778   $ 371,486,467   $ 5,945,505
                           -----------   -----------   ------------   -------------   -----------
                           -----------   -----------   ------------   -------------   -----------
  Net Assets consist of:
    Capital paid in......  $ 4,022,098   $ 4,936,626   $ 43,533,982   $ 401,802,787   $ 6,266,583
    Undistributed (or
      Distribution in
      excess of) net
      investment
      income.............       (9,065)        8,016       (123,668)      1,801,524        67,053
    Accumulated net
      realized gain
      (loss).............      624,572       (49,631)    (1,414,311)    (14,813,857)      (29,435)
    Unrealized
      appreciation
      (depreciation) on:
      Investments........      834,424       (70,886)     8,605,775     (17,303,987)     (358,706)
      Foreign currency
        translations.....            0             0              0               0            10
                           -----------   -----------   ------------   -------------   -----------
NET ASSETS...............  $ 5,472,029   $ 4,824,125   $ 50,601,778   $ 371,486,467   $ 5,945,505
                           -----------   -----------   ------------   -------------   -----------
                           -----------   -----------   ------------   -------------   -----------
INSTITUTIONAL CLASS:
  Net assets.............  $ 5,280,303   $ 4,703,147   $ 46,309,734   $ 305,549,935   $ 5,839,232
  Shares of beneficial
    interest outstanding,
    no par value.........      336,239       443,526      3,318,805      19,005,032       613,038
  Net asset value and
    redemption price per
    Institutional
    share................  $     15.70   $     10.60   $      13.95   $       16.08   $      9.53
RETAIL CLASS:
  Net assets.............  $   191,726   $   120,978   $  4,292,044   $  63,539,885   $   106,273
  Shares of beneficial
    interest outstanding,
    no par value.........       12,252        11,422        308,978       3,955,659        11,185
  Net asset value and
    redemption price per
    Retail share.........  $     15.65   $     10.59   $      13.89   $       16.06   $      9.50
ADMIN CLASS:
  Net assets.............           --            --             --   $   2,396,647            --
  Shares of beneficial
    interest outstanding,
    no par value.........           --            --             --         149,372            --
  Net asset value and
    redemption price per
    Admin share..........           --            --             --   $       16.04            --
Identified cost of
  investments............  $ 4,008,170   $ 4,778,244   $ 43,337,712   $ 389,162,119   $ 6,278,572
                           -----------   -----------   ------------   -------------   -----------
                           -----------   -----------   ------------   -------------   -----------

                 See accompanying notes to financial statements.

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-----------------------------------------------------------------------
STATEMENTS OF OPERATIONS
-------------------------------------------------------
FOR THE SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)

                              CORE                  INTERNATIONAL
                              VALUE       GROWTH        EQUITY
                              FUND         FUND          FUND
                           -----------  ----------  --------------
INVESTMENT INCOME
  Dividends*.............  $   728,981  $   43,234    $    327,104
  Interest...............       38,206      19,825          49,494
                           -----------  ----------  --------------
                               767,187      63,059         376,598
                           -----------  ----------  --------------
  Expenses
    Management fees (Note
      3).................      186,995      65,749         275,962
    12b-1 fees (Retail
      Class).............        1,180         723             193
    12b-1 fees (Admin
      Class).............            0           0               0
    Trustees' fees and
      expenses (Note
      3A)................        2,837       2,837           2,837
    Administrative
      fees...............       19,845       8,390          19,340
    Custodian and
      accounting fees....       30,578      29,087         103,785
    Transfer Agent fees
      (Institutional
      Class).............       15,283      13,985          14,121
    Transfer Agent fees
      (Retail Class).....        9,966       9,598           9,500
    Transfer Agent fees
      (Admin Class)......            0           0               0
    Audit and tax
      services fees......        9,524       9,524          11,319
    Registration fees....       10,556      11,166          10,585
    Amortization of
      organization
      expenses (Note 1H):
      Institutional
        Class............            0           0               0
    Other expenses.......       10,821       7,304          10,960
                           -----------  ----------  --------------
    Total expenses.......      297,585     158,363         458,602
    Less expenses waived
      and reimbursed by
      the investment
      adviser (Note 3)...       (9,358)    (45,867)        (90,460)
                           -----------  ----------  --------------
    Net expenses.........      288,227     112,496         368,142
                           -----------  ----------  --------------
  Net investment income
    (loss)...............      478,960     (49,437)          8,456
                           -----------  ----------  --------------
NET REALIZED GAIN (LOSS)
  ON:
  Investments............    3,974,032   1,910,382         863,998
  Foreign currency
    transactions.........            0           0           4,055
                           -----------  ----------  --------------
  Total net realized gain
    (loss)...............    3,974,032   1,910,382         868,053
                           -----------  ----------  --------------
CHANGE IN UNREALIZED
  APPRECIATION
  (DEPRECIATION) ON:
  Investments............    6,419,108   5,457,315       6,950,810
  Foreign currency
    translations.........            0           0         (10,918)
                           -----------  ----------  --------------
  Total net change in
    unrealized
    appreciation
    (depreciation).......    6,419,108   5,457,315       6,939,892
                           -----------  ----------  --------------
  Total net realized gain
    (loss) and change in
    unrealized
    appreciation
    (depreciation).......   10,393,140   7,367,697       7,807,945
                           -----------  ----------  --------------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  OPERATIONS.............  $10,872,100  $7,318,260    $  7,816,401
                           -----------  ----------  --------------
                           -----------  ----------  --------------

*Net of foreign withholding taxes of $3,667, $41,493, $112, and $1,899 for the Core Value, International Equity, Mid-Cap Value and Worldwide Funds, respectively.
                 See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------

-------------------------------------------------------

                             MID-CAP
                              GROWTH        MID-CAP      SMALL CAP      SMALL CAP     WORLDWIDE
                               FUND       VALUE FUND    GROWTH FUND     VALUE FUND       FUND
                           ------------   -----------   ------------   ------------   ----------
INVESTMENT INCOME
  Dividends*.............  $      3,089     $  23,146   $      5,702   $  2,687,657    $  16,095
  Interest...............         2,504         5,164         40,219        758,500      152,703
                           ------------   -----------   ------------   ------------   ----------
                                  5,593        28,310         45,921      3,446,157      168,798
                           ------------   -----------   ------------   ------------   ----------
  Expenses
    Management fees (Note
      3).................        10,897        14,947        124,360      1,437,592       21,025
    12b-1 fees (Retail
      Class).............           128           231          3,775         79,644          117
    12b-1 fees (Admin
      Class).............             0             0              0          2,490            0
    Trustees' fees and
      expenses (Note
      3A)................         2,837         2,837          2,837          2,837        2,837
    Administrative
      fees...............         3,541         3,585          8,918         92,451        4,064
    Custodian and
      accounting fees....        25,548        28,980         27,646         66,973       32,946
    Transfer Agent fees
      (Institutional
      Class).............         9,691        10,881         10,844         37,467       10,130
    Transfer Agent fees
      (Retail Class).....         9,388         9,394          9,938         13,111        9,380
    Transfer Agent fees
      (Admin Class)......             0             0              0          9,909            0
    Audit and tax
      services fees......         8,303         8,303          8,303         16,305        7,704
    Registration fees....         8,613         8,598          9,239         17,848       10,403
    Amortization of
      organization
      expenses (Note 1H):
      Institutional
        Class............             0             0              0              0          450
    Other expenses.......         5,306         5,395          6,726         31,728        5,524
                           ------------   -----------   ------------   ------------   ----------
    Total expenses.......        84,252        93,151        212,586      1,808,355      104,580
    Less expenses waived
      and reimbursed by
      the investment
      adviser (Note 3)...       (69,594)      (72,991)       (42,997)        (6,169)     (76,430)
                           ------------   -----------   ------------   ------------   ----------
    Net expenses.........        14,658        20,160        169,589      1,802,186       28,150
                           ------------   -----------   ------------   ------------   ----------
  Net investment income
    (loss)...............        (9,065)        8,150       (123,668)     1,643,971      140,648
                           ------------   -----------   ------------   ------------   ----------
NET REALIZED GAIN (LOSS)
  ON:
  Investments............       628,568       (23,670)       807,503     (1,356,611)      40,314
  Foreign currency
    transactions.........             0             3              0              0         (945)
                           ------------   -----------   ------------   ------------   ----------
  Total net realized gain
    (loss)...............       628,568       (23,667)       807,503     (1,356,611)      39,369
                           ------------   -----------   ------------   ------------   ----------
CHANGE IN UNREALIZED
  APPRECIATION
  (DEPRECIATION) ON:
  Investments............       937,592       310,154      9,407,535     16,199,955      737,375
  Foreign currency
    translations.........             0             0              0              0           18
                           ------------   -----------   ------------   ------------   ----------
  Total net change in
    unrealized
    appreciation
    (depreciation).......       937,592       310,154      9,407,535     16,199,955      737,393
                           ------------   -----------   ------------   ------------   ----------
  Total net realized gain
    (loss) and change in
    unrealized
    appreciation
    (depreciation).......     1,566,160       286,487     10,215,038     14,843,344      776,762
                           ------------   -----------   ------------   ------------   ----------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  OPERATIONS.............  $  1,557,095     $ 294,637   $ 10,091,370   $ 16,487,315    $ 917,410
                           ------------   -----------   ------------   ------------   ----------
                           ------------   -----------   ------------   ------------   ----------

*Net of foreign withholding taxes of $3,667, $41,493, $112, and $1,899 for the Core Value, International Equity, Mid-Cap Value and Worldwide Funds, respectively.
                 See accompanying notes to financial statements.

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-----------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------

                                                   CORE VALUE FUND
                                     -------------------------------------------
                                     SIX MONTHS    NINE MONTHS
                                        ENDED         ENDED         YEAR ENDED
                                      MARCH 31,   SEPTEMBER 30,    DECEMBER 31,
                                        1999           1998            1997
                                     -----------  --------------   -------------
                                     (UNAUDITED)
FROM OPERATIONS
  Net investment income (loss).....  $   478,960   $     718,597    $    598,356
  Net realized gain (loss).........    3,974,032       6,348,814       6,931,274
  Change in unrealized appreciation
    (depreciation).................    6,419,108     (10,463,537)      5,392,568
                                     -----------  --------------   -------------
    Increase (decrease) in net
      assets from operations.......   10,872,100      (3,396,126)     12,922,198
                                     -----------  --------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income..........     (958,124)              0        (590,731)
    Net realized gain on
      investments..................   (7,219,725)              0      (7,124,536)
  RETAIL CLASS
    Net investment income..........      (10,284)              0         (10,346)
    Net realized gain on
      investments..................     (100,943)              0        (138,784)
                                     -----------  --------------   -------------
                                      (8,289,076)              0      (7,864,397)
                                     -----------  --------------   -------------
FROM CAPITAL SHARE TRANSACTIONS
  (NOTE 5)
  Increase (decrease) in net assets
    derived from capital share
    transactions...................    4,684,896       6,711,627      15,853,992
                                     -----------  --------------   -------------
  Total increase (decrease) in net
    assets.........................    7,267,920       3,315,501      20,911,793
NET ASSETS
  Beginning of the period..........   67,942,749      64,627,248      43,715,455
                                     -----------  --------------   -------------
  End of the period................  $75,210,669   $  67,942,749    $ 64,627,248
                                     -----------  --------------   -------------
                                     -----------  --------------   -------------
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period................  $   244,297   $     733,745    $     15,148
                                     -----------  --------------   -------------
                                     -----------  --------------   -------------

                 See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------

                                                     GROWTH FUND
                                     -------------------------------------------
                                     SIX MONTHS    NINE MONTHS
                                        ENDED         ENDED         YEAR ENDED
                                      MARCH 31,   SEPTEMBER 30,    DECEMBER 31,
                                        1999           1998            1997
                                     -----------  --------------   -------------
                                     (UNAUDITED)
FROM OPERATIONS
  Net investment income (loss).....  $   (49,437)   $    (74,749)   $    (92,402)
  Net realized gain (loss).........    1,910,382       4,122,682       8,211,774
  Change in unrealized appreciation
    (depreciation).................    5,457,315      (6,052,994)       (649,029)
                                     -----------  --------------   -------------
    Increase (decrease) in net
      assets from operations.......    7,318,260      (2,005,061)      7,470,343
                                     -----------  --------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net realized gain on
      investments..................   (6,391,595)              0      (7,950,061)
  RETAIL CLASS
    Net realized gain on
      investments..................     (148,336)              0         (47,193)
                                     -----------  --------------   -------------
                                      (6,539,931)              0      (7,997,254)
                                     -----------  --------------   -------------
FROM CAPITAL SHARE TRANSACTIONS
  (NOTE 5)
    Increase (decrease) in net
      assets derived from capital
      share transactions...........    2,969,052      (5,158,661)     (6,626,458)
                                     -----------  --------------   -------------
  Total increase (decrease) in net
    assets.........................    3,747,381      (7,163,722)     (7,153,369)
NET ASSETS
  Beginning of the period..........   25,179,820      32,343,542      39,496,911
                                     -----------  --------------   -------------
  End of the period................  $28,927,201    $ 25,179,820    $ 32,343,542
                                     -----------  --------------   -------------
                                     -----------  --------------   -------------

UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period................  $   (49,437)   $          0    $          0
                                     -----------  --------------   -------------
                                     -----------  --------------   -------------

                 See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------

                                              INTERNATIONAL EQUITY FUND
                                     -------------------------------------------
                                     SIX MONTHS    NINE MONTHS
                                        ENDED         ENDED         YEAR ENDED
                                      MARCH 31,   SEPTEMBER 30,    DECEMBER 31,
                                        1999           1998            1997
                                     -----------  --------------   -------------
                                     (UNAUDITED)
FROM OPERATIONS
  Net investment income (loss).....  $     8,456   $     898,167   $   1,058,259
  Net realized gain (loss).........      868,053       1,083,037       9,242,680
  Change in unrealized appreciation
    (depreciation).................    6,939,892      (5,068,063)    (10,490,463)
                                     -----------  --------------   -------------
    Increase (decrease) in net
      assets from operations.......    7,816,401      (3,086,859)       (189,524)
                                     -----------  --------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income..........     (829,630)              0        (834,647)
    Net realized gain on
      investments..................   (1,228,851)              0     (10,657,570)
  RETAIL CLASS
    Net investment income..........       (1,363)              0          (2,582)
    Net realized gain on
      investments..................       (2,608)              0         (28,988)
                                     -----------  --------------   -------------
                                      (2,062,452)              0     (11,523,787)
                                     -----------  --------------   -------------
FROM CAPITAL SHARE TRANSACTIONS
  (NOTE 5)
  Increase (decrease) in net assets
    derived from capital share
    transactions...................   (3,507,374)    (10,720,218)      3,472,008
                                     -----------  --------------   -------------
  Total increase (decrease) in net
    assets.........................    2,246,575     (13,807,077)     (8,241,303)
NET ASSETS
  Beginning of the period..........   68,614,055      82,421,132      90,662,435
                                     -----------  --------------   -------------
  End of the period................  $70,860,630   $  68,614,055   $  82,421,132
                                     -----------  --------------   -------------
                                     -----------  --------------   -------------
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period................  $    64,096   $     886,633   $        (213)
                                     -----------  --------------   -------------
                                     -----------  --------------   -------------

                 See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------

                                                  MID-CAP GROWTH FUND
                                     ---------------------------------------------
                                      SIX MONTHS     NINE MONTHS
                                        ENDED           ENDED         YEAR ENDED
                                      MARCH 31,     SEPTEMBER 30,    DECEMBER 31,
                                         1999            1998            1997*
                                     ------------   --------------   -------------
                                     (UNAUDITED)
FROM OPERATIONS
  Net investment income (loss).....   $    (9,065)    $     (5,656)    $    (6,248)
  Net realized gain (loss).........       628,568           21,939         156,302
  Change in unrealized appreciation
    (depreciation).................       937,592         (274,944)        171,776
                                     ------------   --------------   -------------
    Increase (decrease) in net
      assets from operations.......     1,557,095         (258,661)        321,830
                                     ------------   --------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    In excess of net investment
      income.......................             0                0         (18,310)
    Net realized gain on
      investments..................       (78,445)               0         (92,139)
  RETAIL CLASS
    In excess of net investment
      income.......................             0                0            (571)
    Net realized gain on
      investments..................        (3,177)               0          (3,752)
                                     ------------   --------------   -------------
                                          (81,622)               0        (114,772)
                                     ------------   --------------   -------------
FROM CAPITAL SHARE TRANSACTIONS
  (NOTE 5)
  Increase (decrease) in net assets
    derived from capital share
    transactions...................     1,838,686          494,979       1,714,474
                                     ------------   --------------   -------------
  Total increase (decrease) in net
    assets.........................     3,314,159          236,318       1,921,532
NET ASSETS
  Beginning of the period..........     2,157,870        1,921,552              20
                                     ------------   --------------   -------------
  End of the period................   $ 5,472,029     $  2,157,870     $ 1,921,552
                                     ------------   --------------   -------------
                                     ------------   --------------   -------------
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period................   $    (9,065)    $          0     $         0
                                     ------------   --------------   -------------
                                     ------------   --------------   -------------

  *  Commencement of operations, January 2, 1997.
                                             See accompanying notes to financial
                                                                     statements.

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-----------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------

                                                  MID-CAP VALUE FUND
                                     ---------------------------------------------
                                      SIX MONTHS     NINE MONTHS
                                        ENDED           ENDED         YEAR ENDED
                                      MARCH 31,     SEPTEMBER 30,    DECEMBER 31,
                                         1999            1998            1997*
                                     ------------   --------------   -------------
                                     (UNAUDITED)
FROM OPERATIONS
  Net investment income (loss).....   $     8,150     $      6,467     $    18,110
  Net realized gain (loss).........       (23,667)         109,931         261,370
  Change in unrealized appreciation
    (depreciation).................       310,154         (649,069)        268,029
                                     ------------   --------------   -------------
    Increase (decrease) in net
      assets from operations.......       294,637         (532,671)        547,509
                                     ------------   --------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income..........        (8,319)               0         (17,197)
    In excess of net investment
      income.......................             0                0         (23,118)
    Net realized gain on
      investments..................      (113,579)               0        (264,726)
  RETAIL CLASS
    Net investment income..........             0                0            (913)
    In excess of net investment
      income.......................             0                0            (620)
    Net realized gain on
      investments..................        (6,713)               0         (12,852)
                                     ------------   --------------   -------------
                                         (128,611)               0        (319,426)
                                     ------------   --------------   -------------
FROM CAPITAL SHARE TRANSACTIONS
  (NOTE 5)
  Increase (decrease) in net assets
    derived from capital share
    transactions...................     1,246,792           39,474       3,676,401
                                     ------------   --------------   -------------
  Total increase (decrease) in net
    assets.........................     1,412,818         (493,197)      3,904,484
NET ASSETS
  Beginning of the period..........     3,411,307        3,904,504              20
                                     ------------   --------------   -------------
  End of the period................   $ 4,824,125     $  3,411,307     $ 3,904,504
                                     ------------   --------------   -------------
                                     ------------   --------------   -------------
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period................   $     8,016     $      8,185     $       854
                                     ------------   --------------   -------------
                                     ------------   --------------   -------------

  *  Commencement of operations, January 2, 1997.
                                             See accompanying notes to financial
                                                                     statements.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------

                                                SMALL CAP GROWTH FUND
                                     -------------------------------------------
                                     SIX MONTHS    NINE MONTHS
                                        ENDED         ENDED         YEAR ENDED
                                      MARCH 31,   SEPTEMBER 30,    DECEMBER 31,
                                        1999           1998            1997*
                                     -----------  --------------   -------------
                                     (UNAUDITED)
FROM OPERATIONS
  Net investment income (loss).....  $  (123,668)   $    (50,661)    $   (23,431)
  Net realized gain (loss).........      807,503      (1,954,465)        (38,055)
  Change in unrealized appreciation
    (depreciation).................    9,407,535      (1,631,330)        829,570
                                     -----------  --------------   -------------
    Increase (decrease) in net
      assets from operations.......   10,091,370      (3,636,456)        768,084
                                     -----------  --------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    In excess of net investment
      income.......................            0               0          (1,797)
    In excess of net realized gain
      on investments...............            0               0        (176,105)
  RETAIL CLASS
    In excess of net realized gain
      on investments...............            0               0         (53,076)
                                     -----------  --------------   -------------
                                               0               0        (230,978)
                                     -----------  --------------   -------------
FROM CAPITAL SHARE TRANSACTIONS
  (NOTE 5)
  Increase (decrease) in net assets
    derived from capital share
    transactions...................   22,279,218      16,835,145       4,495,375
                                     -----------  --------------   -------------
  Total increase (decrease) in net
    assets.........................   32,370,588      13,198,689       5,032,481
NET ASSETS
  Beginning of the period..........   18,231,190       5,032,501              20
                                     -----------  --------------   -------------
  End of the period................  $50,601,778    $ 18,231,190     $ 5,032,501
                                     -----------  --------------   -------------
                                     -----------  --------------   -------------
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period................  $  (123,668)   $          0     $         0
                                     -----------  --------------   -------------
                                     -----------  --------------   -------------

  *  Commencement of operations, January 2, 1997.
                                             See accompanying notes to financial
                                                                     statements.

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-----------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------

                                                 SMALL CAP VALUE FUND
                                     --------------------------------------------
                                      SIX MONTHS    NINE MONTHS
                                        ENDED          ENDED         YEAR ENDED
                                      MARCH 31,    SEPTEMBER 30,    DECEMBER 31,
                                         1999           1998            1997
                                     ------------  --------------   -------------
                                     (UNAUDITED)
FROM OPERATIONS
  Net investment income (loss).....  $  1,643,971   $   2,662,996   $   2,025,041
  Net realized gain (loss).........    (1,356,611)    (13,552,131)     39,443,172
  Change in unrealized appreciation
    (depreciation).................    16,199,955     (60,244,726)      4,289,783
                                     ------------  --------------   -------------
    Increase (decrease) in net
      assets from operations.......    16,487,315     (71,133,861)     45,757,996
                                     ------------  --------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income..........    (2,285,967)              0      (1,647,014)
    Net realized gain on
      investments..................    (2,569,351)              0     (34,182,555)
  RETAIL CLASS
    Net investment income..........      (290,950)              0        (125,063)
    Net realized gain on
      investments..................      (520,647)              0      (4,383,758)
  ADMIN CLASS
    Net investment income..........        (3,053)              0               0
    Net realized gain on
      investments..................       (14,831)              0               0
                                     ------------  --------------   -------------
                                       (5,684,799)              0     (40,338,390)
                                     ------------  --------------   -------------
FROM CAPITAL SHARE TRANSACTIONS
  (NOTE 5)
  Increase (decrease) in net assets
    derived from capital share
    transactions...................     9,461,306     142,826,216     110,485,816
                                     ------------  --------------   -------------
  Total increase (decrease) in net
    assets.........................    20,263,822      71,692,355     115,905,422
NET ASSETS
  Beginning of the period..........   351,222,645     279,530,290     163,624,868
                                     ------------  --------------   -------------
  End of the period................  $371,486,467   $ 351,222,645   $ 279,530,290
                                     ------------  --------------   -------------
                                     ------------  --------------   -------------
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period................  $  1,801,524   $   2,737,523   $     241,190
                                     ------------  --------------   -------------
                                     ------------  --------------   -------------

                 See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------

                                                    WORLDWIDE FUND
                                     ---------------------------------------------
                                      SIX MONTHS     NINE MONTHS
                                        ENDED           ENDED         YEAR ENDED
                                      MARCH 31,     SEPTEMBER 30,    DECEMBER 31,
                                         1999            1998            1997
                                     ------------   --------------   -------------
                                     (UNAUDITED)
FROM OPERATIONS
  Net investment income (loss).....   $   140,648     $    189,348     $   287,881
  Net realized gain (loss).........        39,369           10,051         532,609
  Change in unrealized appreciation
    (depreciation).................       737,393         (818,235)       (570,405)
                                     ------------   --------------   -------------
    Increase (decrease) in net
      assets from operations.......       917,410         (618,836)        250,085
                                     ------------   --------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income..........      (246,147)               0        (284,030)
    Net realized gain on
      investments..................      (217,253)               0        (410,676)
  RETAIL CLASS
    Net investment income..........        (3,706)               0            (811)
    Net realized gain on
      investments..................        (3,459)               0          (1,202)
                                     ------------   --------------   -------------
                                         (470,565)               0        (696,719)
                                     ------------   --------------   -------------
FROM CAPITAL SHARE TRANSACTIONS
  (NOTE 5)
  Increase (decrease) in net assets
    derived from capital share
    transactions...................       518,330          (17,438)        873,745
                                     ------------   --------------   -------------
  Total increase (decrease) in net
    assets.........................       965,175         (636,274)        427,111
NET ASSETS
  Beginning of the period..........     4,980,330        5,616,604       5,189,493
                                     ------------   --------------   -------------
  End of the period................   $ 5,945,505     $  4,980,330     $ 5,616,604
                                     ------------   --------------   -------------
                                     ------------   --------------   -------------
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period................   $    67,053     $    176,258     $    (8,240)
                                     ------------   --------------   -------------
                                     ------------   --------------   -------------

                 See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------

                               CORE VALUE FUND
                           ------------------------
                             INSTITUTIONAL CLASS
                           ------------------------
                              1999*
                           (UNAUDITED)     1998**
                           ------------   ---------
Net asset value,
  beginning of period....     $   16.85   $   17.64
                           ------------   ---------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss)...............          0.11        0.18
  Net realized and
    unrealized gain
    (loss) on
    investments..........          2.48       (0.97)
                           ------------   ---------
    Total from investment
      operations.........          2.59       (0.79)
                           ------------   ---------
LESS DISTRIBUTIONS --
  Dividends from net
    investment income....         (0.24)       0.00
  Distributions from net
    realized capital
    gains................         (1.82)       0.00
                           ------------   ---------
    Total
      distributions......         (2.06)       0.00
                           ------------   ---------
Net asset value, end of
  period.................     $   17.38   $   16.85
                           ------------   ---------
                           ------------   ---------
Total return (%)(a)(b)...          16.1        (4.5)
Net assets, end of period
  (000)..................     $  74,487   $  66,928
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......          0.77        0.79
Ratio of net investment
  income to average net
  assets (%)(c)..........          1.29        1.36
Portfolio turnover
  (%)(a).................            29          49
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
    Ratio of expenses to
      average net assets
      would have been
      (%)(c).............          0.77        0.79
    Net investment income
      per share would
      have been..........     $    0.11   $    0.18

  *  For the six months ended March 31, 1999.
 **  For the nine months ended September 30, 1998.
*** From commencement of class operations on January 2, 1997 through December 31, 1997.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------

                                                             CORE VALUE FUND
                           -----------------------------------------------------------------------------------
                                        INSTITUTIONAL CLASS
                           ---------------------------------------------              RETAIL CLASS
                                                                           -----------------------------------
                                  FOR THE YEAR ENDED DECEMBER 31,
                           ---------------------------------------------      1999*
                             1997        1996        1995        1994      (UNAUDITED)     1998**     1997***
                           ---------   ---------   ---------   ---------   ------------   ---------   --------
Net asset value,
  beginning of period....  $   15.60   $   14.57   $   11.80   $   12.49      $   16.79   $   17.62    $ 15.60
                           ---------   ---------   ---------   ---------         ------   ---------   --------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss)...............       0.18        0.22        0.23        0.15           0.09        0.15(e)     0.15(e)
  Net realized and
    unrealized gain
    (loss) on
    investments..........       4.32        2.83        3.93       (0.26)          2.47       (0.98)      4.30
                           ---------   ---------   ---------   ---------         ------   ---------   --------
    Total from investment
      operations.........       4.50        3.05        4.16       (0.11)          2.56       (0.83)      4.45
                           ---------   ---------   ---------   ---------         ------   ---------   --------
LESS DISTRIBUTIONS --
  Dividends from net
    investment income....      (0.19)      (0.22)      (0.23)      (0.15)         (0.19)       0.00      (0.16)
  Distributions from net
    realized capital
    gains................      (2.27)      (1.80)      (1.16)      (0.43)         (1.82)       0.00      (2.27)
                           ---------   ---------   ---------   ---------         ------   ---------   --------
    Total
      distributions......      (2.46)      (2.02)      (1.39)      (0.58)         (2.01)       0.00      (2.43)
                           ---------   ---------   ---------   ---------         ------   ---------   --------
Net asset value, end of
  period.................  $   17.64   $   15.60   $   14.57   $   11.80      $   17.34   $   16.79    $ 17.62
                           ---------   ---------   ---------   ---------         ------   ---------   --------
                           ---------   ---------   ---------   ---------         ------   ---------   --------
Total return (%)(a)(b)...       29.2        21.2        35.2        (0.9)          15.9        (4.7)      28.9
Net assets, end of period
  (000)..................  $  63,303   $  43,715   $  36,465   $  25,946      $     723   $   1,015    $ 1,324
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......       0.84        1.13        1.20        1.33           1.10        1.10       1.10
Ratio of net investment
  income to average net
  assets (%)(c)..........       1.12        1.44        1.61        1.28           0.93        1.07       0.84
Portfolio turnover
  (%)(a).................         64          58          60          48             29          49         64
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
    Ratio of expenses to
      average net assets
      would have been
      (%)(c).............       0.84        1.13        1.20        1.33           3.08        2.20       6.17
    Net investment income
      per share would
      have been..........  $    0.18   $    0.22   $    0.23   $    0.15      $   (0.11)  $    0.00(e)  $ (0.73)(e)

  *  For the six months ended March 31, 1999.
 **  For the nine months ended September 30, 1998.
*** From commencement of class operations on January 2, 1997 through December 31, 1997.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------

                                 GROWTH FUND
                           ------------------------
                             INSTITUTIONAL CLASS
                           ------------------------
                              1999*
                           (UNAUDITED)     1998**
                           ------------   ---------
Net asset value,
  beginning of period....     $   11.65   $   12.63
                           ------------   ---------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss)...............         (0.02)      (0.03)
  Net realized and
    unrealized gain
    (loss) on
    investments..........          3.07       (0.95)
                           ------------   ---------
    Total from investment
      operations.........          3.05       (0.98)
                           ------------   ---------
LESS DISTRIBUTIONS --
  Dividends from net
    investment income....          0.00        0.00
  Distributions from net
    realized capital
    gains................         (3.45)       0.00
                           ------------   ---------
    Total
      distributions......         (3.45)       0.00
                           ------------   ---------
Net asset value, end of
  period.................     $   11.25   $   11.65
                           ------------   ---------
                           ------------   ---------
Total return (%)(a)(b)...          31.9        (7.8)
Net assets, end of period
  (000)..................     $  28,293   $  24,663
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......          0.85        0.85
Ratio of net investment
  income to average net
  assets (%)(c)..........         (0.37)      (0.32)
Portfolio turnover
  (%)(a).................            87         118
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
    Ratio of expenses to
      average net assets
      would have been
      (%)(c).............          1.13        1.02
    Net investment income
      per share would
      have been..........     $   (0.03)  $   (0.05)

  *  For the six months ended March 31, 1999.
 **  For the nine months ended September 30, 1998.
*** From commencement of class operations on January 2, 1997 through December 31, 1997.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

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-----------------------------------------------------------------------

                                                               GROWTH FUND
                           -----------------------------------------------------------------------------------
                                        INSTITUTIONAL CLASS
                           ---------------------------------------------              RETAIL CLASS
                                                                           -----------------------------------
                                  FOR THE YEAR ENDED DECEMBER 31,
                           ---------------------------------------------      1999*
                             1997        1996        1995        1994      (UNAUDITED)     1998**     1997***
                           ---------   ---------   ---------   ---------   ------------   ---------   --------
Net asset value,
  beginning of period....  $   13.44   $   15.27   $   12.50   $   13.02      $   11.59   $   12.59    $ 13.44
                           ---------   ---------   ---------   ---------         ------   ---------   --------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss)...............      (0.04)      (0.07)       0.00       (0.02)         (0.03)      (0.03)     (0.07)
  Net realized and
    unrealized gain
    (loss) on
    investments..........       3.17        3.08        3.86       (0.45)          3.04       (0.97)      3.16
                           ---------   ---------   ---------   ---------         ------   ---------   --------
    Total from investment
      operations.........       3.13        3.01        3.86       (0.47)          3.01       (1.00)      3.09
                           ---------   ---------   ---------   ---------         ------   ---------   --------
LESS DISTRIBUTIONS --
  Dividends from net
    investment income....       0.00        0.00        0.00       (0.01)          0.00        0.00       0.00
  Distributions from net
    realized capital
    gains................      (3.94)      (4.84)      (1.09)      (0.04)         (3.45)       0.00      (3.94)
                           ---------   ---------   ---------   ---------         ------   ---------   --------
    Total
      distributions......      (3.94)      (4.84)      (1.09)      (0.05)         (3.45)       0.00      (3.94)
                           ---------   ---------   ---------   ---------         ------   ---------   --------
Net asset value, end of
  period.................  $   12.63   $   13.44   $   15.27   $   12.50      $   11.15   $   11.59    $ 12.59
                           ---------   ---------   ---------   ---------         ------   ---------   --------
                           ---------   ---------   ---------   ---------         ------   ---------   --------
Total return (%)(a)(b)...       24.5        19.9        30.9        (3.7)          31.6        (7.9)      24.2
Net assets, end of period
  (000)..................  $  32,149   $  39,497   $  45,011   $  36,580      $     634   $     516    $   194
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......       0.85        1.10        1.08        1.16           1.10        1.10       1.10
Ratio of net investment
  income to average net
  assets (%)(c)..........      (0.26)      (0.47)      (0.29)      (0.14)         (0.62)      (0.58)     (0.42)
Portfolio turnover
  (%)(a).................        116          99          48          46             87         118        116
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
    Ratio of expenses to
      average net assets
      would have been
      (%)(c).............       0.98        1.10        1.08        1.16           4.59        4.74      12.96
    Net investment income
      per share would
      have been..........  $   (0.05)  $   (0.07)  $    0.00   $   (0.02)     $   (0.19)  $   (0.19)   $ (2.00)

  *  For the six months ended March 31, 1999.
 **  For the nine months ended September 30, 1998.
*** From commencement of class operations on January 2, 1997 through December 31, 1997.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------

                             INTERNATIONAL EQUITY
                                     FUND
                           ------------------------
                             INSTITUTIONAL CLASS
                           ------------------------
                              1999*
                           (UNAUDITED)     1998**
                           ------------   ---------
Net asset value,
  beginning of period....     $   10.74   $   11.30
                           ------------   ---------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss)...............          0.00        0.14
  Net realized and
    unrealized gain
    (loss) on
    investments..........          1.22       (0.70)
                           ------------   ---------
    Total from investment
      operations.........          1.22       (0.56)
                           ------------   ---------
LESS DISTRIBUTIONS --
  Dividends from net
    investment income....         (0.13)       0.00
  Distributions from net
    realized capital
    gains................         (0.20)       0.00
                           ------------   ---------
    Total
      distributions......         (0.33)       0.00
                           ------------   ---------
Net asset value, end of
  period.................     $   11.63   $   10.74
                           ------------   ---------
                           ------------   ---------
Total return (%)(a)(b)...          11.3        (5.0)
Net assets, end of period
  (000)..................     $  70,688   $  68,464
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......          1.00        1.00
Ratio of net investment
  income to average net
  assets (%)(c)..........          0.02        1.49
Portfolio turnover
  (%)(a).................            67          96
Without giving effect to
  the voluntary expense
  limitations described
  in
  Note 3 to the Financial
  Statements:
    Ratio of expenses to
      average net assets
      would have been
      (%)(c).............          1.22        1.18
    Net investment income
      per share would
      have been..........     $   (0.04)  $    0.12

  *  For the six months ended March 31, 1999.
 **  For the nine months ended September 30, 1998.
*** From commencement of class operations on January 2, 1997 through December 31, 1997.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------

                                                        INTERNATIONAL EQUITY FUND
                           -----------------------------------------------------------------------------------
                                        INSTITUTIONAL CLASS
                           ---------------------------------------------              RETAIL CLASS
                                                                           -----------------------------------
                                  FOR THE YEAR ENDED DECEMBER 31,
                           ---------------------------------------------      1999*
                             1997        1996        1995        1994      (UNAUDITED)     1998**     1997***
                           ---------   ---------   ---------   ---------   ------------   ---------   --------
Net asset value,
  beginning of period....  $   13.16   $   11.65   $   11.61   $   12.90      $   10.70   $   11.28    $ 13.16
                           ---------   ---------   ---------   ---------         ------   ---------   --------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss)...............       0.15(e)      0.12       0.14        0.15           0.00        0.10       0.10(e)
  Net realized and
    unrealized gain
    (loss) on
    investments..........      (0.27)       2.01        0.87       (0.38)          1.19       (0.68)     (0.26)
                           ---------   ---------   ---------   ---------         ------   ---------   --------
    Total from investment
      operations.........      (0.12)       2.13        1.01       (0.23)          1.19       (0.58)     (0.16)
                           ---------   ---------   ---------   ---------         ------   ---------   --------
LESS DISTRIBUTIONS --
  Dividends from net
    investment income....      (0.19)      (0.09)      (0.14)      (0.14)         (0.10)       0.00      (0.17)
  Distributions from net
    realized capital
    gains................      (1.55)      (0.53)      (0.83)      (0.92)         (0.20)       0.00      (1.55)
                           ---------   ---------   ---------   ---------         ------   ---------   --------
    Total
      distributions......      (1.74)      (0.62)      (0.97)      (1.06)         (0.30)       0.00      (1.72)
                           ---------   ---------   ---------   ---------         ------   ---------   --------
Net asset value, end of
  period.................  $   11.30   $   13.16   $   11.65   $   11.61      $   11.59   $   10.70    $ 11.28
                           ---------   ---------   ---------   ---------         ------   ---------   --------
                           ---------   ---------   ---------   ---------         ------   ---------   --------
Total return (%)(a)(b)...       (1.0)       18.3         8.7        (1.8)          11.1        (5.1)      (1.3)
Net assets, end of period
  (000)..................  $  82,188   $  90,662   $  79,488   $  73,189      $     173   $     150    $   233
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......       1.00        1.42        1.45        1.46           1.25        1.25       1.25
Ratio of net investment
  income to average net
  assets (%)(c)..........       1.12        0.96        1.16        1.30          (0.21)       1.16       0.73
Portfolio turnover
  (%)(a).................        119         151         133         116             67          96        119
Without giving effect to
  the voluntary expense
  limitations described
  in
  Note 3 to the Financial
  Statements:
    Ratio of expenses to
      average net assets
      would have been
      (%)(c).............       1.16        1.42        1.45        1.46          13.76       10.26      16.24
    Net investment income
      per share would
      have been..........  $    0.13(e) $    0.12  $    0.14   $    0.15      $   (0.08)  $   (0.67)   $ (1.93)(e)

  *  For the six months ended March 31, 1999.
 **  For the nine months ended September 30, 1998.
*** From commencement of class operations on January 2, 1997 through December 31, 1997.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------

                                   MID-CAP GROWTH FUND
                           -----------------------------------
                                   INSTITUTIONAL CLASS
                           -----------------------------------
                              1999*
                           (UNAUDITED)     1998**     1997***
                           ------------   ---------   --------
Net asset value,
  beginning of period....     $   10.51   $   11.49    $ 10.00
                                 ------   ---------   --------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss)...............         (0.03)      (0.03)     (0.03)
  Net realized and
    unrealized gain
    (loss) on
    investments..........          5.61       (0.95)      2.26
                                 ------   ---------   --------
    Total from investment
      operations.........          5.58       (0.98)      2.23
                                 ------   ---------   --------
LESS DISTRIBUTIONS --
  Distributions in excess
    of net investment
    income...............          0.00        0.00      (0.12)
  Distributions from net
    realized capital
    gains................         (0.39)       0.00      (0.62)
                                 ------   ---------   --------
    Total
      distributions......         (0.39)       0.00      (0.74)
                                 ------   ---------   --------
Net asset value, end of
  period.................     $   15.70   $   10.51    $ 11.49
                                 ------   ---------   --------
                                 ------   ---------   --------
Total return (%)(a)(b)...          54.8        (8.5)      22.7
Net assets, end of period
  (000)..................     $   5,280   $   2,073    $ 1,848
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......          1.00        1.00       1.00
Ratio of net investment
  income to average net
  assets (%)(c)..........         (0.62)      (0.35)     (0.38)
Portfolio turnover
  (%)(a).................           152          82        174
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
    Ratio of expenses to
      average net assets
      would have been
      (%)(c).............          5.16        7.13       9.35
    Net investment income
      per share would
      have been..........     $   (0.20)  $   (0.50)   $ (0.60)

  *  For the six months ended March 31, 1999.
 **  For the nine months ended September 30, 1998.
*** From commencement of fund operations on January 2, 1997 through December 31, 1997.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------

                                   MID-CAP GROWTH FUND
                           -----------------------------------
                                      RETAIL CLASS
                           -----------------------------------
                              1999*
                           (UNAUDITED)     1998**     1997***
                           ------------   ---------   --------
Net asset value,
  beginning of period....     $   10.49   $   11.49    $ 10.00
                                 ------   ---------   --------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss)...............         (0.03)      (0.05)     (0.06)
  Net realized and
    unrealized gain
    (loss) on
    investments..........          5.58       (0.95)      2.27
                                 ------   ---------   --------
    Total from investment
      operations.........          5.55       (1.00)      2.21
                                 ------   ---------   --------
LESS DISTRIBUTIONS --
  Distributions in excess
    of net investment
    income...............          0.00        0.00      (0.10)
  Distributions from net
    realized capital
    gains................         (0.39)       0.00      (0.62)
                                 ------   ---------   --------
    Total
      distributions......         (0.39)       0.00      (0.72)
                                 ------   ---------   --------
Net asset value, end of
  period.................     $   15.65   $   10.49    $ 11.49
                                 ------   ---------   --------
                                 ------   ---------   --------
Total return (%)(a)(b)...          54.6        (8.7)      22.4
Net assets, end of period
  (000)..................     $     192   $      85    $    74
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......          1.25        1.25       1.25
Ratio of net investment
  income to average net
  assets (%)(c)..........         (0.86)      (0.60)     (0.67)
Portfolio turnover
  (%)(a).................           152          82        174
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
    Ratio of expenses to
      average net assets
      would have been
      (%)(c).............         23.18       27.97      36.58
    Net investment income
      per share would
      have been..........     $   (0.74)  $   (2.08)   $ (3.29)

  *  For the six months ended March 31, 1999.
 **  For the nine months ended September 30, 1998.
*** From commencement of fund operations on January 2, 1997 through December 31, 1997.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------

                                   MID-CAP VALUE FUND
                           -----------------------------------
                                   INSTITUTIONAL CLASS
                           -----------------------------------
                              1999*
                           (UNAUDITED)     1998**     1997***
                           ------------   ---------   --------
Net asset value,
  beginning of period....     $   10.09   $   11.53    $ 10.00
                                 ------   ---------   --------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss)...............          0.02        0.02       0.07
  Net realized and
    unrealized gain
    (loss) on
    investments..........          0.88       (1.46)      2.54
                                 ------   ---------   --------
    Total from investment
      operations.........          0.90       (1.44)      2.61
                                 ------   ---------   --------
LESS DISTRIBUTIONS --
  Dividends from net
    investment income....         (0.03)       0.00      (0.14)
  Distributions from net
    realized capital
    gains................         (0.36)       0.00      (0.94)
                                 ------   ---------   --------
    Total
      distributions......         (0.39)       0.00      (1.08)
                                 ------   ---------   --------
Net asset value, end of
  period.................     $   10.60   $   10.09    $ 11.53
                                 ------   ---------   --------
                                 ------   ---------   --------
Total return (%)(a)(b)...           8.9       (12.5)      26.3
Net assets, end of period
  (000)..................     $   4,703   $   3,291    $ 3,736
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......          1.00        1.00       1.00
Ratio of net investment
  income to average net
  assets (%)(c)..........          0.43        0.22       0.74
Portfolio turnover
  (%)(a).................            99         225        130
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
    Ratio of expenses to
      average net assets
      would have been
      (%)(c).............          4.22        4.33       6.65
    Net investment income
      per share would
      have been..........     $   (0.12)  $   (0.29)   $ (0.49)

  *  For the six months ended March 31, 1999.
 **  For the nine months ended September 30, 1998.
*** From commencement of fund operations on January 2, 1997 through December 31, 1997.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------

                                   MID-CAP VALUE FUND
                           -----------------------------------
                                      RETAIL CLASS
                           -----------------------------------
                              1999*
                           (UNAUDITED)     1998**     1997***
                           ------------   ---------   --------
Net asset value,
  beginning of period....     $   10.07   $   11.53    $ 10.00
                                 ------   ---------   --------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss)...............          0.00       (0.01)      0.03
  Net realized and
    unrealized gain
    (loss) on
    investments..........          0.88       (1.45)      2.55
                                 ------   ---------   --------
    Total from investment
      operations.........          0.88       (1.46)      2.58
                                 ------   ---------   --------
LESS DISTRIBUTIONS --
  Dividends from net
    investment income....          0.00        0.00      (0.11)
  Distributions from net
    realized capital
    gains................         (0.36)       0.00      (0.94)
                                 ------   ---------   --------
    Total
      distributions......         (0.36)       0.00      (1.05)
                                 ------   ---------   --------
Net asset value, end of
  period.................     $   10.59   $   10.07    $ 11.53
                                 ------   ---------   --------
                                 ------   ---------   --------
Total return (%)(a)(b)...           8.7       (12.7)      26.0
Net assets, end of period
  (000)..................     $     121   $     121    $   168
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......          1.25        1.25       1.25
Ratio of net investment
  income to average net
  assets (%)(c)..........          0.06       (0.03)      0.42
Portfolio turnover
  (%)(a).................            99         225        130
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
    Ratio of expenses to
      average net assets
      would have been
      (%)(c).............         14.07       13.31      27.99
    Net investment income
      per share would
      have been..........     $   (0.91)  $   (2.40)   $ (1.90)

  *  For the six months ended March 31, 1999.
 **  For the nine months ended September 30, 1998.
*** From commencement of fund operations on January 2, 1997 through December 31, 1997.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------

                                  SMALL CAP GROWTH FUND
                           -----------------------------------
                                   INSTITUTIONAL CLASS
                           -----------------------------------
                              1999*
                           (UNAUDITED)     1998**     1997***
                           ------------   ---------   --------
Net asset value,
  beginning of period....     $    9.83   $   11.32    $ 10.00
                           ------------   ---------   --------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss)...............         (0.03)      (0.02)     (0.07)(e)
  Net realized and
    unrealized gain
    (loss) on
    investments..........          4.15       (1.47)      1.99
                           ------------   ---------   --------
    Total from investment
      operations.........          4.12       (1.49)      1.92
                           ------------   ---------   --------
LESS DISTRIBUTIONS --
  Distributions in excess
    of net investment
    income...............          0.00        0.00      (0.01)
  Distributions in excess
    of net realized
    capital gains........          0.00        0.00      (0.59)
                           ------------   ---------   --------
    Total
      distributions......          0.00        0.00      (0.60)
                           ------------   ---------   --------
Net asset value, end of
  period.................     $   13.95   $    9.83    $ 11.32
                           ------------   ---------   --------
                           ------------   ---------   --------
Total return (%)(a)(b)...          41.9       (13.2)      19.4
Net assets, end of period
  (000)..................     $  46,310   $  17,174    $ 3,893
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......          1.00        1.00       1.00
Ratio of net investment
  income to average net
  assets (%)(c)..........         (0.72)      (0.53)     (0.65)
Portfolio turnover
  (%)(a).................           102         116        211
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
    Ratio of expenses to
      average net assets
      would have been
      (%)(c).............          1.21        2.15       5.81
    Net investment income
      per share would
      have been..........     $   (0.04)  $   (0.07)   $ (0.56)(e)

  *  For the six months ended March 31, 1999.
 **  For the nine months ended September 30, 1998.
*** From commencement of fund operations on January 2, 1997 through December 31, 1997.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------

                                  SMALL CAP GROWTH FUND
                           -----------------------------------
                                      RETAIL CLASS
                           -----------------------------------
                              1999*
                           (UNAUDITED)     1998**     1997***
                           ------------   ---------   --------
Net asset value,
  beginning of period....     $    9.80   $   11.30    $ 10.00
                                 ------   ---------   --------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss)...............         (0.06)(e)     (0.08)    (0.10)(e)
  Net realized and
    unrealized gain
    (loss) on
    investments..........          4.15       (1.42)      1.99
                                 ------   ---------   --------
    Total from investment
      operations.........          4.09       (1.50)      1.89
                                 ------   ---------   --------
LESS DISTRIBUTIONS --
  Distributions in excess
    of net investment
    income...............          0.00        0.00       0.00
  Distributions in excess
    of net realized
    capital gains........          0.00        0.00      (0.59)
                                 ------   ---------   --------
    Total
      distributions......          0.00        0.00      (0.59)
                                 ------   ---------   --------
Net asset value, end of
  period.................     $   13.89   $    9.80    $ 11.30
                                 ------   ---------   --------
                                 ------   ---------   --------
Total return (%)(a)(b)...          41.7       (13.3)      19.2
Net assets, end of period
  (000)..................     $   4,292   $   1,057    $ 1,139
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......          1.25        1.25       1.25
Ratio of net investment
  income to average net
  assets (%)(c)..........         (0.98)      (0.80)     (0.94)
Portfolio turnover
  (%)(a).................           102         116        211
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
    Ratio of expenses to
      average net assets
      would have been
      (%)(c).............          2.02        3.70       7.82
    Net investment income
      per share would
      have been..........     $   (0.11)(e) $   (0.34)  $ (0.77)(e)

  *  For the six months ended March 31, 1999.
 **  For the nine months ended September 30, 1998.
*** From commencement of fund operations on January 2, 1997 through December 31, 1997.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------

                             SMALL CAP VALUE FUND
                           -------------------------
                              INSTITUTIONAL CLASS
                           -------------------------
                              1999*
                           (UNAUDITED)      1998**
                           ------------   ----------
Net asset value,
  beginning of period....    $    15.60   $    18.62
                           ------------   ----------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss)...............          0.08         0.12
  Net realized and
    unrealized gain
    (loss) on
    investments..........          0.66        (3.14)
                           ------------   ----------
    Total from investment
      operations.........          0.74        (3.02)
                           ------------   ----------
LESS DISTRIBUTIONS --
  Dividends from net
    investment income....         (0.12)        0.00
  Distributions from net
    realized capital
    gains................         (0.14)        0.00
                           ------------   ----------
    Total
      distributions......         (0.26)        0.00
                           ------------   ----------
Net asset value, end of
  period.................    $    16.08   $    15.60
                           ------------   ----------
                           ------------   ----------
Total return (%)(a)(b)...           4.7        (16.2)
Net assets, end of period
  (000)..................    $  305,550   $  296,116
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......          0.89         0.92
Ratio of net investment
  income to average net
  assets (%)(c)..........          0.90         1.04
Portfolio turnover
  (%)(a).................            55           78
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
    Ratio of expenses to
      average net assets
      would have been
      (%)(c).............          0.89         0.92
    Net investment income
      per share would
      have been..........    $     0.08   $     0.12

  *  For the six months ended March 31, 1999.
 **  For the nine months ended September 30, 1998.
*** From commencement of class operations on January 2, 1997 through December 31, 1997.
  # From commencement of class operations on January 2, 1998 through September 30, 1998.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------

                                                                   SMALL CAP VALUE FUND
                           -----------------------------------------------------------------------------------------------------
                                         INSTITUTIONAL CLASS
                           -----------------------------------------------               RETAIL CLASS               ADMIN CLASS
                                                                             ------------------------------------   ------------
                                   FOR THE YEAR ENDED DECEMBER 31,
                           -----------------------------------------------      1999*                                  1999*
                              1997         1996        1995        1994      (UNAUDITED)     1998**      1997***    (UNAUDITED)
                           ----------   ----------   ---------   ---------   ------------   ---------   ---------   ------------
Net asset value,
  beginning of period....  $    17.39   $    15.33   $   12.86   $   14.13      $   15.57   $   18.62   $   17.39      $   15.54
                           ----------   ----------   ---------   ---------   ------------   ---------   ---------         ------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss)...............        0.17         0.11        0.04       (0.04)          0.05        0.10        0.15(e)         0.02
  Net realized and
    unrealized gain
    (loss) on
    investments..........        4.26         4.47        4.06       (1.12)          0.66       (3.15)       4.21           0.65
                           ----------   ----------   ---------   ---------   ------------   ---------   ---------         ------
    Total from investment
      operations.........        4.43         4.58        4.10       (1.16)          0.71       (3.05)       4.36           0.67
                           ----------   ----------   ---------   ---------   ------------   ---------   ---------         ------
LESS DISTRIBUTIONS --
  Dividends from net
    investment income....       (0.15)       (0.11)      (0.04)       0.00          (0.08)       0.00       (0.08)         (0.03)
  Distributions from net
    realized capital
    gains................       (3.05)       (2.41)      (1.59)      (0.11)         (0.14)       0.00       (3.05)         (0.14)
                           ----------   ----------   ---------   ---------   ------------   ---------   ---------         ------
    Total
      distributions......       (3.20)       (2.52)      (1.63)      (0.11)         (0.22)       0.00       (3.13)         (0.17)
                           ----------   ----------   ---------   ---------   ------------   ---------   ---------         ------
Net asset value, end of
  period.................  $    18.62   $    17.39   $   15.33   $   12.86      $   16.06   $   15.57   $   18.62      $   16.04
                           ----------   ----------   ---------   ---------   ------------   ---------   ---------         ------
                           ----------   ----------   ---------   ---------   ------------   ---------   ---------         ------
Total return (%)(a)(b)...        26.0         30.4        32.1        (8.2)           4.5       (16.4)       25.6            4.2
Net assets, end of period
  (000)..................  $  245,177   $  163,625   $  90,455   $  73,126      $  63,540   $  54,060   $  34,353      $   2,397
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......        0.94         1.19        1.25        1.27           1.16        1.19        1.25           1.50
Ratio of net investment
  income to average net
  assets (%)(c)..........        0.97         0.80        0.29       (0.30)          0.64        0.79        0.79           0.33
Portfolio turnover
  (%)(a).................          94           73         155          87             55          78          94             55
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
    Ratio of expenses to
      average net assets
      would have been
      (%)(c).............        0.94         1.19        1.25        1.27           1.16        1.19        1.35           2.12
    Net investment income
      per share would
      have been..........  $     0.17   $     0.11   $    0.04   $   (0.04)     $    0.05   $    0.10   $    0.13(e)    $   (0.02)


                             1998#
                           ---------
Net asset value,
  beginning of period....  $   18.62
                           ---------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss)...............       0.03
  Net realized and
    unrealized gain
    (loss) on
    investments..........      (3.11)
                           ---------
    Total from investment
      operations.........      (3.08)
                           ---------
LESS DISTRIBUTIONS --
  Dividends from net
    investment income....       0.00
  Distributions from net
    realized capital
    gains................       0.00
                           ---------
    Total
      distributions......       0.00
                           ---------
Net asset value, end of
  period.................  $   15.54
                           ---------
                           ---------
Total return (%)(a)(b)...      (16.5)
Net assets, end of period
  (000)..................  $   1,046
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......       1.50
Ratio of net investment
  income to average net
  assets (%)(c)..........       0.95
Portfolio turnover
  (%)(a).................         78
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
    Ratio of expenses to
      average net assets
      would have been
      (%)(c).............       3.99
    Net investment income
      per share would
      have been..........  $   (0.05)

  *  For the six months ended March 31, 1999.
 **  For the nine months ended September 30, 1998.
*** From commencement of class operations on January 2, 1997 through December 31, 1997.
  # From commencement of class operations on January 2, 1998 through September 30, 1998.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------

                                WORLDWIDE FUND
                           ------------------------
                             INSTITUTIONAL CLASS
                           ------------------------
                              1999*
                           (UNAUDITED)     1998**
                           ------------   ---------
Net asset value,
  beginning of period....     $    8.79   $    9.86
                                 ------   ---------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss)...............          0.24        0.33
  Net realized and
    unrealized gain
    (loss) on
    investments..........          1.33       (1.40)
                                 ------   ---------
    Total from investment
      operations.........          1.57       (1.07)
                                 ------   ---------
LESS DISTRIBUTIONS --
  Dividends from net
    investment income....         (0.44)       0.00
  Distributions from net
    realized capital
    gains................         (0.39)       0.00
                                 ------   ---------
    Total
      distributions......         (0.83)       0.00
                                 ------   ---------
Net asset value, end of
  period.................     $    9.53   $    8.79
                                 ------   ---------
                                 ------   ---------
Total return (%)(a)(b)...          18.5       (10.9)
Net assets, end of period
  (000)..................     $   5,839   $   4,907
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......          1.00        1.00
Ratio of net investment
  income to average net
  assets (%)(c)..........          5.02        4.37
Portfolio turnover
  (%)(a).................            50          93
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
    Ratio of expenses to
      average net assets
      would have been
      (%)(c).............          3.40        3.28
    Net investment income
      per share would
      have been..........     $    0.13   $    0.16

  *  For the six months ended March 31, 1999.
 **  For the nine months ended September 30, 1998.
***  Commencement of operations on May 1, 1996.
  # From commencement of class operations on January 2, 1997 through December 31, 1997.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------

                                                  WORLDWIDE FUND
                           ------------------------------------------------------------
                           INSTITUTIONAL CLASS
                           --------------------
                                                              RETAIL CLASS
                            FOR THE YEAR ENDED    -------------------------------------
                               DECEMBER 31,
                           --------------------      1999*
                             1997      1996***    (UNAUDITED)     1998**       1997#
                           ---------   --------   ------------   ---------   ----------
Net asset value,
  beginning of period....  $   10.63    $ 10.00      $    8.76   $    9.86   $    10.63
                           ---------   --------         ------   ---------   ----------
INCOME FROM INVESTMENT
  OPERATIONS --
  Net investment income
    (loss)...............       0.47       0.30           0.22        0.30(e)       0.38(e)
  Net realized and
    unrealized gain
    (loss) on
    investments..........      (0.10)      0.63           1.33       (1.40)       (0.03)
                           ---------   --------         ------   ---------   ----------
    Total from investment
      operations.........       0.37       0.93           1.55       (1.10)        0.35
                           ---------   --------         ------   ---------   ----------
LESS DISTRIBUTIONS --
  Dividends from net
    investment income....      (0.47)     (0.30)         (0.42)       0.00        (0.45)
  Distributions from net
    realized capital
    gains................      (0.67)      0.00          (0.39)       0.00        (0.67)
                           ---------   --------         ------   ---------   ----------
    Total
      distributions......      (1.14)     (0.30)         (0.81)       0.00        (1.12)
                           ---------   --------         ------   ---------   ----------
Net asset value, end of
  period.................  $    9.86    $ 10.63      $    9.50   $    8.76   $     9.86
                           ---------   --------         ------   ---------   ----------
                           ---------   --------         ------   ---------   ----------
Total return (%)(a)(b)...        3.5        9.2           18.3       (11.2)         3.3
Net assets, end of period
  (000)..................  $   5,597    $ 5,189      $     106   $      73   $       20
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......       1.00       1.00           1.25        1.25         1.25
Ratio of net investment
  income to average net
  assets (%)(c)..........       3.89       4.62           4.79        3.88         3.58
Portfolio turnover
  (%)(a).................        134         76             50          93          134
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
    Ratio of expenses to
      average net assets
      would have been
      (%)(c).............       2.62       3.72          23.23       24.69       214.91
    Net investment income
      per share would
      have been..........  $    0.27    $  0.13      $   (0.78)  $   (1.49)(e) $   (23.33)(e)

  *  For the six months ended March 31, 1999.
 **  For the nine months ended September 30, 1998.
***  Commencement of operations on May 1, 1996.
  # From commencement of class operations on January 2, 1997 through December 31, 1997.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------
MARCH 31, 1999 (UNAUDITED)
1.  Loomis Sayles Funds is comprised of sixteen no-load mutual funds (the
"Funds").

Each Fund is a series of Loomis Sayles Funds (the "Trust"). The Trust is a diversified open-end management investment company organized as a Massachusetts business trust. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series.

Each Fund is separately managed and has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of each Fund.

The Trust consists of the following Funds:

FIXED INCOME FUNDS                             EQUITY FUNDS
---------------------------------------------  ---------------------------------------
Loomis Sayles Bond Fund                        Loomis Sayles Core Value Fund
Loomis Sayles Global Bond Fund                 Loomis Sayles Growth Fund
Loomis Sayles High Yield Fund                  Loomis Sayles International Equity Fund
Loomis Sayles Intermediate Maturity Bond Fund  Loomis Sayles Mid-Cap Growth Fund
Loomis Sayles Investment Grade Bond Fund       Loomis Sayles Mid-Cap Value Fund
Loomis Sayles Municipal Bond Fund              Loomis Sayles Small Cap Growth Fund
Loomis Sayles Short-Term Bond Fund             Loomis Sayles Small Cap Value Fund
Loomis Sayles U.S. Government Securities Fund  Loomis Sayles Worldwide Fund

On March 19, 1999, the Loomis Sayles Strategic Value Fund ceased investment operations under a plan of liquidation adopted on February 1, 1999.

The Equity Funds offer Institutional and Retail Class shares (the Small Cap Value Fund also offers an Admin Class). Each class has equal pro rata interest in the assets of the relevant fund and general voting privileges. Retail, Institutional and Admin Classes differ with respect to distribution and certain other class-specific expenses and expense reductions. Retail and Admin Class shares are subject to distribution fees at an annual rate of 0.25% of the relevant class' average net assets, pursuant to distribution plans adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Admin Class shares are subject to service and account maintenance fees at an annual rate of 0.25% of the Fund's average net assets attributable to the Admin Class. Retail and Admin Class shares have exclusive voting rights with respect to their distribution plans.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Effective September 30, 1998, the Board of Trustees approved a change in the fiscal year end of the Funds to September 30. Certain amounts in the Statements of Changes in Net Assets for prior periods have been reclassified to conform to current period presentations. The following summarizes the significant accounting policies of the Equity
Funds:

A. SECURITY VALUATION -- Equity securities for which quotations are readily available are valued at their last sale price on the exchange where primarily traded or, if there is no reported sale during the day, at the closing bid price. Long-term debt securities for which

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------
MARCH 31, 1999 (UNAUDITED)

quotations are readily available are valued by a pricing service, approved by the Board of Trustees, which generally uses the most recent bid prices in the principal market in which such securities are normally traded. Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other securities for which quotations are not readily available (including restricted securities, if any) are valued primarily using dealer supplied quotations or at their fair values as determined in good faith under the general supervision of the Board of Trustees.

B. REPURCHASE AGREEMENTS -- The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Funds take possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Funds to resell, the obligation at an agreed-upon price and time. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Funds' holding period. The Funds, through their custodian, receive delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the market value of the collateral be at least equal to 102% of the repurchase price. These securities are marked-to-market daily. Loomis Sayles is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters into insolvency proceedings, realization of the collateral by the Funds may be delayed or limited.

C. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS -- The books and records of each of the Funds (including those Funds that invest in foreign securities) are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars is translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities are translated at contractual currency exchange rates established at the time of the trade. Income and expenses are translated at prevailing exchange rates on the respective dates of such transactions.

The results of operations resulting from changes in foreign exchange rates on investments are not isolated from fluctuations arising from changes in market prices of securities held. All such fluctuations are included with net realized and unrealized gain or loss on investments.

Net realized and unrealized gains and losses on foreign currency transactions represent foreign exchange gains and losses from the sale of short-term securities and holdings of foreign currencies, foreign currency gains and losses between trade dates and settlement dates on investment securities transactions, sales and maturities of forward foreign currency exchange contracts, and the difference between the amounts of daily interest accruals on the books of the Funds and the amounts actually received resulting from changes in exchange rates on the payable date.

Certain funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------
MARCH 31, 1999 (UNAUDITED)

or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency exchange contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of foreign currency exchange contracts is included in the cost basis of the associated investment.

Each Fund may purchase securities of foreign issuers. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign companies and foreign governments and their markets may be less liquid and the prices of such securities may be more volatile than those of securities of comparable U.S. companies and the U.S. government.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- Each Fund that may invest in foreign securities may enter into forward foreign currency exchange contracts to protect its securities against changes in future foreign exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date.

The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward currency exchange rate and the change in market value is recorded as unrealized appreciation (depreciation) on foreign currency translations in the Funds' Statements of Assets and Liabilities. Realized gain or loss is recognized when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and recorded as realized gain (loss) on foreign currency transactions in the Funds' Statements of Operations.

Risks may arise upon entering into forward foreign currency exchange contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At March 31, 1999, there were no open forward foreign currency exchange contracts.

E. SECURITY TRANSACTIONS, RELATED INVESTMENT INCOME AND EXPENSES -- Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. Discounts on zero coupon bonds, original issues, step bonds and payment in kind bonds are accreted according to the effective interest method. In determining net gain or loss on securities sold, the cost of securities are determined on the identified cost basis.

Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------
MARCH 31, 1999 (UNAUDITED)

Investment income, realized and unrealized gains and losses, and the common expenses of a fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution and certain other class specific fees and expense reductions.

F. FEDERAL INCOME TAXES -- Each Fund is a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its net investment income and any net realized capital gains. Accordingly, no provision for federal income tax or excise tax has been made.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Each Fund pays its net investment income to shareholders annually. Distributions from net realized capital gains are declared and paid on an annual basis by all of the Funds. Income and capital gain distributions, if any, are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in reclassifications to the Fund's capital accounts to reflect income and gains available for distribution, are primarily due to differing book and tax treatments for litigation proceeds, foreign currency transactions, non-deductible organization costs, deferred losses due to wash sales and excise tax regulations and net operating losses. Some of these classifications may include temporary book and tax basis differences that will reverse in subsequent periods. Dividends from net investment income are determined on a class level. Capital gains are determined on a Fund level.

H. ORGANIZATION EXPENSE -- Organization costs incurred by the Worldwide Fund are being amortized over 60 months.

2. PURCHASES AND SALES OF SECURITIES -- (excluding long-term U.S. Government securities and short-term investments) for each Fund for the six months ended March 31, 1999 were as follows:

                                           PURCHASES       SALES
                                          ------------  ------------
Core Value Fund.........................  $ 20,811,470  $ 20,807,310
Growth Fund.............................    22,709,008    25,393,108
International Equity Fund...............    47,276,625    51,040,121
Mid-Cap Growth Fund.....................     5,728,941     4,523,372
Mid-Cap Value Fund......................     4,916,768     3,851,257
Small Cap Growth Fund...................    54,737,600    33,149,139
Small Cap Value.........................   212,951,967   196,438,415
Worldwide Fund..........................     2,748,920     2,165,493

Purchases and sales of long-term U.S. Government securities occurred in the Worldwide Fund and totaled $101,227 and $510,383, respectively.

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------
MARCH 31, 1999 (UNAUDITED)

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES -- For the six months ended March 31, 1999, the Funds incurred management fees payable to Loomis Sayles. Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by NVEST, L.P., a publicly-traded limited partnership whose general partner is indirectly owned by Metropolitan Life Insurance Company. Separate management agreements for each Fund in effect during the six months ended March 31, 1999 provided for fees at the following annual percentage rate of each Fund's average daily net assets indicated below. Loomis Sayles voluntarily agreed, for an indefinite period, to reduce its advisory fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of each Fund to the following percentage rate of the Fund's average daily net assets:

                                                    MAXIMUM EXPENSE RATIOS
                                             -------------------------------------
                                MANAGEMENT   INSTITUTIONAL    RETAIL       ADMIN
FUND                               FEES          CLASS         CLASS       CLASS
------------------------------  ----------   -------------   ---------   ---------
Core Value Fund...............    0.50%          0.85%         1.10%        --
Growth Fund...................    0.50%          0.85%         1.10%        --
International Equity Fund.....    0.75%          1.00%         1.25%        --
Mid-Cap Growth Fund...........    0.75%          1.00%         1.25%        --
Mid-Cap Value Fund............    0.75%          1.00%         1.25%        --
Small Cap Growth Fund.........    0.75%          1.00%         1.25%        --
Small Cap Value Fund..........    0.75%          1.00%         1.25%       1.50%
Worldwide Fund................    0.75%          1.00%         1.25%        --

Loomis Sayles may change or terminate these voluntary agreements at any time, but the relevant prospectus would be supplemented at the time to describe the change.

A. TRUSTEES FEES AND EXPENSES -- The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Loomis Sayles, NVEST or their affiliates. Each independent Trustee is compensated by the Trust on behalf of each Fund at the rate of $1,250 per Fund per year, plus travel expenses for each meeting attended.

B. SHAREHOLDERS -- At March 31, 1999, Loomis-Sayles Funded Pension Plan and the Loomis Sayles & Company, L.P. Employees' Defined Contribution Retirement Plans held shares of beneficial interest in the Funds as follows:

                                                      DEFINED
                                           PENSION   CONTRIBUTION
                                            PLAN       PLANS
                                          ---------  ---------
Core Value Fund.........................    360,472    596,966
Growth Fund.............................    186,873  1,007,923
International Equity Fund...............  1,030,178    369,366
Mid-Cap Growth Fund.....................     81,103    158,871
Mid-Cap Value Fund......................     94,162    155,503
Small Cap Growth Fund...................    334,146    482,308
Small Cap Value Fund....................    220,804    812,351
Worldwide Fund..........................    501,380     82,467

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------
MARCH 31, 1999 (UNAUDITED)

4. LINE OF CREDIT -- The Trust has entered into an agreement which enables each Fund to borrow under a $25 million unsecured line of credit. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by the Trust and apportioned among the Funds based on each Fund's average daily unused portion of the line of credit. During the six months ended March 31, 1999, the Funds had no borrowings under the agreement.

5. CAPITAL STOCK TRANSACTIONS -- The tables below summarize the transactions in Fund shares for the periods indicated:

                                              LOOMIS SAYLES CORE VALUE FUND
                           -------------------------------------------------------------------
                             SIX MONTHS ENDED       NINE MONTHS ENDED         YEAR ENDED
                              MARCH 31, 1999       SEPTEMBER 30, 1998      DECEMBER 31, 1997
INSTITUTIONAL CLASS        ---------------------  ---------------------  ---------------------
SHARES                      SHARES     AMOUNT      SHARES     AMOUNT      SHARES     AMOUNT
-------------------------  --------  -----------  --------  -----------  --------  -----------
Issued from the sale of
  shares.................   392,544  $ 6,910,490   769,213  $13,780,828   921,281  $16,764,969
Issued in connection with
  the reinvestment of
  distributions..........   473,243    7,737,518         0            0   411,076    7,179,304
Redeemed.................  (552,807)  (9,636,225) (386,005)  (6,894,590) (544,799)  (9,494,995)
                           --------  -----------  --------  -----------  --------  -----------
Net change...............   312,980  $ 5,011,783   383,208  $ 6,886,238   787,558  $14,449,278
                           --------  -----------  --------  -----------  --------  -----------
                           --------  -----------  --------  -----------  --------  -----------

RETAIL CLASS SHARES         SHARES     AMOUNT      SHARES     AMOUNT     SHARES*     AMOUNT*
-------------------------  --------  -----------  --------  -----------  --------  -----------
Issued from the sale of
  shares.................       400  $     6,985    60,386  $ 1,150,106   107,737  $ 1,958,564
Issued in connection with
  the reinvestment of
  distributions..........     6,561      107,155         0            0     8,390      145,675
Redeemed.................   (25,689)    (441,027)  (75,106)  (1,324,717)  (40,972)    (699,525)
                           --------  -----------  --------  -----------  --------  -----------
Net change...............   (18,728) $  (326,887)  (14,720) $  (174,611)   75,155  $ 1,404,714
                           --------  -----------  --------  -----------  --------  -----------
                           --------  -----------  --------  -----------  --------  -----------

  *  From January 2, 1997 (commencement of class operations).

                                                 LOOMIS SAYLES GROWTH FUND
                           ----------------------------------------------------------------------
                             SIX MONTHS ENDED       NINE MONTHS ENDED           YEAR ENDED
                              MARCH 31, 1999       SEPTEMBER 30, 1998       DECEMBER 31, 1997
INSTITUTIONAL CLASS        ---------------------  ---------------------  ------------------------
SHARES                      SHARES     AMOUNT      SHARES     AMOUNT       SHARES       AMOUNT
-------------------------  --------  -----------  --------  -----------  ----------  ------------
Issued from the sale of
  shares.................   227,317  $ 2,448,720   102,992  $ 1,335,788     253,404  $  3,601,402
Issued in connection with
  the reinvestment of
  distributions..........   670,375    6,335,038         0            0     616,053     7,726,539
Redeemed.................  (499,626)  (5,921,908) (531,274)  (6,847,399) (1,261,701)  (18,196,471)
                           --------  -----------  --------  -----------  ----------  ------------
Net change...............   398,066  $ 2,861,850  (428,282) $(5,511,611)   (392,244) $ (6,868,530)
                           --------  -----------  --------  -----------  ----------  ------------
                           --------  -----------  --------  -----------  ----------  ------------

RETAIL CLASS SHARES         SHARES     AMOUNT      SHARES     AMOUNT      SHARES*      AMOUNT*
-------------------------  --------  -----------  --------  -----------  ----------  ------------
Issued from the sale of
  shares.................     2,673  $    27,240    31,559  $   383,814      76,184  $  1,122,980
Issued in connection with
  the reinvestment of
  distributions..........    15,812      148,319         0            0       3,662        45,392
Redeemed.................    (6,226)     (68,357)   (2,408)     (30,864)    (64,436)     (926,300)
                           --------  -----------  --------  -----------  ----------  ------------
Net change...............    12,259  $   107,202    29,151  $   352,950      15,410  $    242,072
                           --------  -----------  --------  -----------  ----------  ------------
                           --------  -----------  --------  -----------  ----------  ------------

  *  From January 2, 1997 (commencement of class operations).

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------
MARCH 31, 1999 (UNAUDITED)

                                            LOOMIS SAYLES INTERNATIONAL EQUITY FUND
                           --------------------------------------------------------------------------
                              SIX MONTHS ENDED        NINE MONTHS ENDED             YEAR ENDED
                               MARCH 31, 1999         SEPTEMBER 30, 1998        DECEMBER 31, 1997
INSTITUTIONAL CLASS        ----------------------  ------------------------  ------------------------
SHARES                      SHARES      AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
-------------------------  --------  ------------  ----------  ------------  ----------  ------------
Issued from the sale of
  shares.................   474,773  $  5,507,019     445,459  $  5,642,741     784,236  $ 10,550,546
Issued in connection with
  the reinvestment of
  distributions..........   132,207     1,574,578           0             0     821,217     9,502,779
Redeemed.................  (902,851)  (10,600,732) (1,342,068)  (16,284,413) (1,224,562)  (16,864,605)
                           --------  ------------  ----------  ------------  ----------  ------------
Net change...............  (295,871) $ (3,519,135)   (896,609) $(10,641,672)    380,891  $  3,188,720
                           --------  ------------  ----------  ------------  ----------  ------------
                           --------  ------------  ----------  ------------  ----------  ------------

RETAIL CLASS SHARES         SHARES      AMOUNT       SHARES       AMOUNT      SHARES*      AMOUNT*
-------------------------  --------  ------------  ----------  ------------  ----------  ------------
Issued from the sale of
  shares.................     5,004  $     58,870      20,073  $    255,713      61,345  $    821,531
Issued in connection with
  the reinvestment of
  distributions..........       303         3,596           0             0       2,712        31,215
Redeemed.................    (4,428)      (50,705)    (26,716)     (334,259)    (43,382)     (569,458)
                           --------  ------------  ----------  ------------  ----------  ------------
Net change...............       879  $     11,761      (6,643) $    (78,546)     20,675  $    283,288
                           --------  ------------  ----------  ------------  ----------  ------------
                           --------  ------------  ----------  ------------  ----------  ------------

  *  From January 2, 1997 (commencement of class operations).

                                         LOOMIS SAYLES MID-CAP GROWTH FUND
                           -------------------------------------------------------------
                             SIX MONTHS ENDED    NINE MONTHS ENDED       YEAR ENDED
                              MARCH 31, 1999     SEPTEMBER 30, 1998  DECEMBER 31, 1997*
INSTITUTIONAL CLASS        --------------------  ------------------  -------------------
SHARES                     SHARES     AMOUNT     SHARES    AMOUNT    SHARES     AMOUNT
-------------------------  -------  -----------  -------  ---------  -------  ----------
Issued from the sale of
  shares.................  219,946  $ 2,918,405   48,843  $ 615,005  177,686  $1,840,192
Issued in connection with
  the reinvestment of
  distributions..........    6,972       75,990        0          0    9,562     106,040
Redeemed.................  (87,878)  (1,212,254) (12,466)  (140,005) (26,426)   (302,973)
                           -------  -----------  -------  ---------  -------  ----------
Net change...............  139,040  $ 1,782,141   36,377  $ 475,000  160,822  $1,643,259
                           -------  -----------  -------  ---------  -------  ----------
                           -------  -----------  -------  ---------  -------  ----------

RETAIL CLASS SHARES        SHARES     AMOUNT     SHARES    AMOUNT    SHARES     AMOUNT
-------------------------  -------  -----------  -------  ---------  -------  ----------
Issued from the sale of
  shares.................    3,877  $    53,370    1,681  $  19,992    7,906  $   88,646
Issued in connection with
  the reinvestment of
  distributions..........      292        3,175        0          0      390       4,320
Redeemed.................        0            0       (1)       (13)  (1,893)    (21,751)
                           -------  -----------  -------  ---------  -------  ----------
Net change...............    4,169  $    56,545    1,680  $  19,979    6,403  $   71,215
                           -------  -----------  -------  ---------  -------  ----------
                           -------  -----------  -------  ---------  -------  ----------

  *  From January 2, 1997 (commencement of operations).

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------
MARCH 31, 1999 (UNAUDITED)

                                         LOOMIS SAYLES MID-CAP VALUE FUND
                           ------------------------------------------------------------
                            SIX MONTHS ENDED    NINE MONTHS ENDED       YEAR ENDED
                             MARCH 31, 1999     SEPTEMBER 30, 1998  DECEMBER 31, 1997*
INSTITUTIONAL CLASS        -------------------  ------------------  -------------------
SHARES                     SHARES     AMOUNT    SHARES    AMOUNT    SHARES     AMOUNT
-------------------------  -------  ----------  -------  ---------  -------  ----------
Issued from the sale of
  shares.................  167,421  $1,807,732   58,746  $ 698,126  309,654  $3,352,605
Issued in connection with
  the reinvestment of
  distributions..........   11,274     118,596        0          0   26,150     296,025
Redeemed.................  (61,286)   (679,163) (56,826)  (637,787) (11,607)   (141,399)
                           -------  ----------  -------  ---------  -------  ----------
Net change...............  117,409  $1,247,165    1,920  $  60,339  324,197  $3,507,231
                           -------  ----------  -------  ---------  -------  ----------
                           -------  ----------  -------  ---------  -------  ----------

RETAIL CLASS SHARES        SHARES     AMOUNT    SHARES    AMOUNT    SHARES     AMOUNT
-------------------------  -------  ----------  -------  ---------  -------  ----------
Issued from the sale of
  shares.................   32,566  $  347,720    3,796  $  44,800   13,686  $  159,030
Issued in connection with
  the reinvestment of
  distributions..........      453       4,763        0          0      902      10,219
Redeemed.................  (33,577)   (352,856)  (6,398)   (65,665)      (6)        (79)
                           -------  ----------  -------  ---------  -------  ----------
Net change...............     (558) $     (373)  (2,602) $ (20,865)  14,582  $  169,170
                           -------  ----------  -------  ---------  -------  ----------
                           -------  ----------  -------  ---------  -------  ----------

  *  From January 2, 1997 (commencement of operations).

                                           LOOMIS SAYLES SMALL CAP GROWTH FUND
                           -------------------------------------------------------------------
                              SIX MONTHS ENDED       NINE MONTHS ENDED         YEAR ENDED
                               MARCH 31, 1999        SEPTEMBER 30, 1998    DECEMBER 31, 1997*
INSTITUTIONAL CLASS        ----------------------  ----------------------  -------------------
SHARES                      SHARES      AMOUNT      SHARES      AMOUNT     SHARES     AMOUNT
-------------------------  ---------  -----------  ---------  -----------  -------  ----------
Issued from the sale of
  shares.................  1,975,598  $24,564,306  1,478,523  $17,606,892  365,308  $3,697,821
Issued in connection with
  the reinvestment of
  distributions..........          0            0          0            0   16,122     174,112
Redeemed.................   (404,332)  (4,618,584)   (74,994)    (881,639) (37,420)   (420,264)
                           ---------  -----------  ---------  -----------  -------  ----------
Net change...............  1,571,266  $19,945,722  1,403,529  $16,725,253  344,010  $3,451,669
                           ---------  -----------  ---------  -----------  -------  ----------
                           ---------  -----------  ---------  -----------  -------  ----------

RETAIL CLASS SHARES         SHARES      AMOUNT      SHARES      AMOUNT     SHARES     AMOUNT
-------------------------  ---------  -----------  ---------  -----------  -------  ----------
Issued from the sale of
  shares.................    230,132  $ 2,680,655     76,042  $   875,103  108,337  $1,114,195
Issued in connection with
  the reinvestment of
  distributions..........          0            0          0            0    4,792      51,662
Redeemed.................    (29,060)    (347,159)   (68,953)    (765,211) (12,312)   (122,151)
                           ---------  -----------  ---------  -----------  -------  ----------
Net change...............    201,072  $ 2,333,496      7,089  $   109,892  100,817  $1,043,706
                           ---------  -----------  ---------  -----------  -------  ----------
                           ---------  -----------  ---------  -----------  -------  ----------

  *  From January 2, 1997 (commencement of operations).

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------
MARCH 31, 1999 (UNAUDITED)

                                                LOOMIS SAYLES SMALL CAP VALUE FUND
                           ----------------------------------------------------------------------------
                               SIX MONTHS ENDED         NINE MONTHS ENDED             YEAR ENDED
                                MARCH 31, 1999          SEPTEMBER 30, 1998        DECEMBER 31, 1997
INSTITUTIONAL CLASS        ------------------------  ------------------------  ------------------------
SHARES                       SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
-------------------------  ----------  ------------  ----------  ------------  ----------  ------------
Issued from the sale of
  shares.................   3,259,917  $ 54,370,380   8,259,098  $155,967,344   3,738,215  $ 74,208,026
Issued in connection with
  the reinvestment of
  distributions..........     270,395     4,518,305           0             0   1,901,950    34,745,871
Redeemed.................  (3,501,510)  (58,526,955) (2,451,824)  (44,789,595) (1,877,683)  (35,245,314)
                           ----------  ------------  ----------  ------------  ----------  ------------
Net change...............      28,802  $    361,730   5,807,274  $111,177,749   3,762,482  $ 73,708,583
                           ----------  ------------  ----------  ------------  ----------  ------------
                           ----------  ------------  ----------  ------------  ----------  ------------

RETAIL CLASS SHARES          SHARES       AMOUNT       SHARES       AMOUNT      SHARES*      AMOUNT*
-------------------------  ----------  ------------  ----------  ------------  ----------  ------------
Issued from the sale of
  shares.................   1,385,369  $ 22,899,745   2,529,087  $ 46,864,876   1,876,793  $ 37,883,528
Issued in connection with
  the reinvestment of
  distributions..........      46,592       778,544           0             0     225,201     4,104,426
Redeemed.................    (947,491)  (15,852,247)   (903,029)  (16,373,245)   (256,863)   (5,210,721)
                           ----------  ------------  ----------  ------------  ----------  ------------
Net change...............     484,470  $  7,826,042   1,626,058  $ 30,491,631   1,845,131  $ 36,777,233
                           ----------  ------------  ----------  ------------  ----------  ------------
                           ----------  ------------  ----------  ------------  ----------  ------------

ADMIN CLASS SHARES                SHARES       AMOUNT      SHARES**     AMOUNT**
------------------------------  ----------  ------------  ----------  ------------
Issued from the sale of
  shares......................     149,546  $  2,420,468      94,376  $  1,573,502
Issued in connection with the
  reinvestment of
  distributions...............       1,071        17,884           0             0
Redeemed......................     (68,521)   (1,164,818)    (27,100)     (416,666)
                                ----------  ------------  ----------  ------------
Net change....................      82,096  $  1,273,534      67,276  $  1,156,836
                                ----------  ------------  ----------  ------------
                                ----------  ------------  ----------  ------------

  *  From January 2, 1997 (commencement of class operations).
 **  From January 2, 1998 (commencement of class operations).

LOOMIS SAYLES EQUITY FUNDS
-----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------
MARCH 31, 1999 (UNAUDITED)

                                          LOOMIS SAYLES WORLDWIDE FUND
                           -----------------------------------------------------------
                           SIX MONTHS ENDED  NINE MONTHS ENDED        YEAR ENDED
                            MARCH 31, 1999   SEPTEMBER 30, 1998    DECEMBER 31, 1997
INSTITUTIONAL CLASS        ----------------  ------------------  ---------------------
SHARES                     SHARES   AMOUNT   SHARES    AMOUNT     SHARES     AMOUNT
-------------------------  ------  --------  -------  ---------  --------  -----------
Issued from the sale of
  shares.................  12,844  $120,356    3,586  $  35,988   220,662  $ 2,356,777
Issued in connection with
  the reinvestment of
  distributions..........  51,482   461,788        0          0    70,014      694,603
Redeemed.................  (9,445)  (90,016) (13,234)  (124,115) (211,051)  (2,199,192)
                           ------  --------  -------  ---------  --------  -----------
Net change...............  54,881  $492,128   (9,648) $ (88,127)   79,625  $   852,188
                           ------  --------  -------  ---------  --------  -----------
                           ------  --------  -------  ---------  --------  -----------

RETAIL CLASS SHARES        SHARES   AMOUNT   SHARES    AMOUNT    SHARES*     AMOUNT*
-------------------------  ------  --------  -------  ---------  --------  -----------
Issued from the sale of
  shares.................   3,567  $ 33,000   25,009  $ 268,294     1,794  $    19,549
Issued in connection with
  the reinvestment of
  distributions..........     549     4,916        0          0       204        2,008
Redeemed.................  (1,251)  (11,714) (18,687)  (197,605)        0            0
                           ------  --------  -------  ---------  --------  -----------
Net change...............   2,865  $ 26,202    6,322  $  70,689     1,998  $    21,557
                           ------  --------  -------  ---------  --------  -----------
                           ------  --------  -------  ---------  --------  -----------

  *  From January 2, 1997 (commencement of class operations).

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ADDITIONAL FUND INFORMATION
-------------------------------------------------------

                   SUPPLEMENTS TO LOOMIS SAYLES PROSPECTUSES

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LOOMIS SAYLES MUNICIPAL BOND FUND
SUPPLEMENT DATED JANUARY 21, 1999 TO PROSPECTUS DATED JANUARY 1, 1999

Effective February 1, 1999, Loomis Sayles has voluntarily agreed, for an indefinite period, to limit the Management Fees for the Municipal Bond Fund to
 .30% of the Fund's daily net assets. In addition, Loomis Sayles has voluntarily agreed to limit the Fund's total operating expenses to 0.50% of the Fund's daily net assets. This waiver and expense limitation may, however, be terminated at any time upon notice to the Fund.
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LOOMIS SAYLES SHORT-TERM BOND FUND
SUPPLEMENT DATED FEBRUARY 16, 1999 TO PROSPECTUSES DATED JANUARY 1, 1999

John Hyll, Vice President of the Trust and of Loomis Sayles, serves as the sole portfolio manager of the Short-Term Bond Fund. Mr. Hyll has been employed by Loomis Sayles for over five years.
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LOOMIS SAYLES STRATEGIC VALUE FUND
SUPPLEMENT DATED FEBRUARY 22, 1999 TO PROSPECTUSES DATED JANUARY 1, 1999

Effective immediately, shares of the Loomis Sayles Strategic Value Fund are no longer available for purchase or exchange.
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LOOMIS SAYLES PARTNERS SERIES
SUPPLEMENT DATED APRIL 1, 1999 TO PROSPECTUS DATED JANUARY 1, 1999

The Loomis Sayles Municipal Bond Fund may invest up to 25% of its total assets in fixed income securities of below investment grade quality (commonly referred to as "junk bonds").
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LOOMIS SAYLES EQUITY FUNDS
SUPPLEMENT DATED APRIL 1, 1999 TO PROSPECTUSES DATED JANUARY 1, 1999

The Loomis Sayles Mid-Cap Value and Loomis Sayles Small Cap Value Funds may invest in securities of closed-end investment companies, to the extent permitted by the Investment Company Act of 1940.
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LOOMIS SAYLES GROWTH FUND
SUPPLEMENT DATED APRIL 15, 1999 SUPERSEDING SUPPLEMENTS DATED MARCH 16, 1999 AND JANUARY 20, 1999 TO PROSPECTUS DATED JANUARY 1, 1999

Robert S. Takazawa, Jr. and Mark B. Baribeau, Vice Presidents of Loomis Sayles, serve as the portfolio managers of the Loomis Sayles Growth Fund. Both Mr. Takazawa and Mr. Baribeau have been employed by Loomis Sayles for more than five years.
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                                       94

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LOOMIS SAYLES ADMIN CLASS PROSPECTUS
SUPPLEMENT DATED APRIL 15, 1999 TO PROSPECTUS DATED JANUARY 1, 1999

The second paragraph on page 19 under the section captioned "Fund Expenses" should be revised as follows:

    Loomis Sayles has voluntarily agreed, for an indefinite period, to reduce its advisory fees and/or bear other Fund expenses to the extent necessary to limit Fund total annual operating expenses of the Admin Class of shares of each Fund to the following annual percentage rate of the Fund's average daily net assets:

FUND                                                RATE
--------------------------------------------------  -----
Bond..............................................  1.25%
Small Cap Value...................................  1.50%

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LOOMIS SAYLES MID-CAP GROWTH FUND
SUPPLEMENT DATED MAY 7, 1999 SUPERSEDING SUPPLEMENT DATED JANUARY 20, 1999 TO THE LOOMIS SAYLES FUNDS' EQUITY FUNDS PROSPECTUSES DATED JANUARY 1, 1999

Effective May 7, 1999, the name of the Loomis Sayles Mid-Cap Growth Fund is changed to the Loomis Sayles Aggressive Growth Fund.

Christopher R. Ely, Philip C. Fine and David L. Smith, Vice Presidents of the Trust and of Loomis Sayles, serve as portfolio managers of the Fund. Prior to joining Loomis Sayles in 1996, Messrs. Ely, Fine and Smith were Vice Presidents and Portfolio Managers of Keystone Investment Management Company, Inc.

The first sentence of the second paragraph of the prospectus captioned "Loomis Sayles Mid-Cap Growth Fund" in the section captioned "Investment Objectives and Policies" is revised to state:

       The Fund generally expects to achieve its objective by investing most of its assets in equity securities of companies with a market capitalization that falls within the capitalization range of companies included in the Russell Mid-Cap Growth Index.
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LOOMIS SAYLES INVESTMENT GRADE BOND FUND
SUPPLEMENT DATED MAY 11, 1999 TO FIXED INCOME FUNDS
INSTITUTIONAL AND RETAIL CLASS PROSPECTUSES DATED JANUARY 1, 1999

The Loomis Sayles Investment Grade Bond Fund has changed its dividend payment policy and now will declare and pay dividends monthly. It is expected that the first monthly dividend will be paid on or about July 7, 1999.
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                                       95

LOOMIS SAYLES EQUITY FUNDS
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                      [THIS PAGE INTENTIONALLY LEFT BLANK]

BOARD OF TRUSTEES AND OFFICERS
-----------------------------------------------------------------------

BOARD OF TRUSTEES
-------------------------------------------------------
Earl W. Foell
                                    Richard S. Holway
Daniel J. Fuss
                                    Michael T. Murray
OFFICERS
-------------------------------------------------------
PRESIDENT
Daniel J. Fuss

EXECUTIVE VICE PRESIDENT
                                    TREASURER
Robert J. Blanding
                                    Mark W. Holland
VICE PRESIDENTS
                                    ASSISTANT TREASURER
Mark B. Baribeau
                                    Philip R. Murray
James L. Carroll
                                    Nicholas H. Palmerino
Mary C. Champagne
                                    SECRETARY
E. John deBeer
                                    Sheila M. Barry
Paul H. Drexler
William H. Eigen, Jr.
                                    ASSISTANT SECRETARY
Christopher R. Ely
                                    Bonnie S. Thompson
Quentin P. Faulkner
Philip C. Fine
Kathleen C. Gaffney
Isaac H. Green
Dean A. Gulis
Martha F. Hodgman
John Hyll
Jeffrey L. Meade
Kent P. Newmark
Dawn Alston Paige
Jeffrey C. Petherick
Lauren B. Pitalis
Peter B. Ramsden
Philip J. Schettewi
David L. Smith
Robert S. Takazawa, Jr.
Sandra P. Tichenor
Jeffrey W. Wardlow
Gregg D. Watkins
Anthony J. Wilkins
John F. Yeager III

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INVESTMENT ADVISER
Loomis, Sayles & Company, L.P.
One Financial Center
Boston, Massachusetts 02111

TRANSFER AND DIVIDEND PAYING AGENT AND CUSTODIAN OF ASSETS
State Street Bank and Trust Company
Boston, Massachusetts 02102

SHAREHOLDER SERVICING AGENT
FOR STATE STREET BANK AND TRUST COMPANY
Boston Financial Data Services, Inc.
P.O. Box 8314
Boston, Massachusetts 02266

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
One Post Office Square
Boston, Massachusetts 02109

This report has been prepared for the shareholders of the Funds and is not authorized for distribution toprospective investors in the Funds unless it is accompanied or preceded by an effective prospectus.